                                                                  EXHIBIT 10.16A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                               SERVICES AGREEMENT

                  This agreement ("Agreement"), is made and entered into as of the lst day of February, 1998 by and between VHA Inc., a Delaware corporation ("VHA"), and Specialty Laboratories, Inc., a California corporation ("Vendor").

                             PRELIMINARY STATEMENTS:

                  A. VHA is, among other things, in the business of providing purchasing opportunities with respect to high quality products and services to certain health care providers who have appointed VHA as their agent ("VHA Members and Affiliates") or have appointed HealthCare Purchasing Partners, Inc., as their agent ("HPPI Members"), a current list of which has been provided to Vendor by VHA;

                  B. Vendor is, among other things, the provider of the services listed on Exhibit A ("Services"); and

                  C. Vendor and VHA desire to make the Services available for purchase by VHA Members and Affiliates and HPPI Members from Vendor pursuant to this Agreement;

                  In consideration of the premises, the representations and warranties of the parties, and other good and valuable consideration, the adequacy, receipt and sufficiency of which are acknowledged, the parties agree, subject to the conditions, terms and provisions of this Agreement, as follows:

     SECTION 1.   OFFER, SALE AND PRICES.

                  During the term and for the duration of this Agreement, Vendor agrees to offer to sell and to sell the Services to VHA Members and Affiliates or HPPI Members at prices [***]*. Vendor agrees to provide written notice to VHA of all price offers at price [***]*. Vendor agrees that the prices, quality and value of these Services shall remain market competitive at all times during the terms of this Agreement.

                  Vendor shall not offer to VHA Members and Affiliates or HPPI Members other services and/or products in conjunction with the Services covered by this Agreement under terms and conditions such that VHA Members and Affiliates or HPPI Members have no real economic choice except to purchase Services with such other services and/or products on a bundled basis, without the prior written notice to VHA.

     SECTION 2.   PROMPT PERFORMANCE.

                  Vendor agrees to promptly perform Services ordered under this Agreement by the VHA Members and Affiliates or HPPI Members in accordance with any schedule agreed to between Vendor and the VHA Member or Affiliate or HPPI Member.

------------------------------
           * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     SECTION 3.   BILLING BY AND PAYMENT TO VENDOR.

                  Vendor agrees to direct its invoices for Services ordered under this Agreement to the VHA Members and Affiliates or HPPI Members. Payment terms shall be Net 30 days. A [***]* late payment charge will be added for VHA Members and Affiliates and HPPI Members whose accounts payable to Vendor are 60 days or more. However, Vendor and any VHA Member and Affiliate or HPPI Member may mutually agree to other payment terms.

     SECTION 4.   TERM AND TERMINATION.

                  This Agreement shall commence on February 1, 1998 and shall continue until December 31, 2000. This agreement may be renewed to continue until terminated by the mutual agreement of the parties provided written notice is signed by both parties at least sixty (60) days prior to December 31, 2000. In addition, this Agreement may be terminated by either party at any time, at will, and without cause upon not less than sixty (60) days prior written notice to the other party.

     SECTION 5.   PERFORMANCE REVIEW.

                  The parties agree to meet, at the request of either party, no less frequently than once in any one hundred-eighty day (180) period during the term of this Agreement to discuss the performance under this Agreement.

     SECTION 6.   COMPLIANCE WITH LAWS.

                  Vendor represents, warrants and guarantees that all Services performed under this Agreement are, as of the date of such performance, in compliance with all federal, state and local laws, statutes, ordinances, rules, regulations and orders.

     SECTION 7.   BOOKS AND RECORDS, AUDIT.

                  Vendor agrees to keep, maintain and preserve complete, current and accurate books, records and accounts of the transactions contemplated by this Agreement and such additional books, records and accounts as are necessary to establish and verify Vendor's compliance under this Agreement. All such books, records and accounts shall be available for inspection and audit by VHA and its authorized representatives at any time during the term of this Agreement and for two (2) years thereafter, but no more frequently than twice in any consecutive twelve (12) month period and only during reasonable business hours and upon reasonable notice. The exercise by VHA of the right to inspect and audit is without prejudice to any other or additional rights or remedies of either party.

------------------------------
           * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     SECTION 8.   INDEMNITY AND INSURANCE.

                  Vendor agrees to protect, defend, indemnify and to hold VHA, VHA Members and Affiliates and HPPI Members and their respective subsidiaries, affiliates, directors, officers and employees ("Indemnitees") harmless from any loss, liability, damage, cost or expense (including attorneys' fees and other expenses of litigation) because of (i) personal/bodily injury, including death at any time resulting therefrom, or damage to property, including loss of use thereof and downtime, caused by any Service, act or omission by Vendor, or any of its employees, agents, or subcontractors or (ii) any material misrepresentation, breach of warranty or covenant or other breach or default by Vendor under this Agreement; provided, however, that Vendor shall not be obligated under this Agreement to defend, indemnify or hold harmless any Indemnitee from any such loss, liability, damage, cost or expense which results solely from that Indemnitee's misconduct or negligence. Without limiting the generality of the preceding sentence, Vendor agrees to obtain and maintain, at its own expense, commercial general liability insurance including blanket contractual liability coverage with minimum limits of $2,000,000 per occurrence and $5,000,000 annual aggregate. Such insurance shall include all Indemnitees as additional insureds. Within thirty (30) days from the date of this Agreement, Vendor shall submit to VHA a certificate of insurance attested by a duly authorized representative of the insurance carrier or carriers, evidencing that the insurance required is in force and in effect and that such insurance will not be canceled or materially changed without giving VHA at least thirty (30) days prior written notice.

                  Furthermore, Vendor shall defend, indemnify and hold harmless Indemnitees from and against any liability, damage, cost or expense arising out of any claim of patent, trademark or copyright infringement made with respect to any Service.

     SECTION 9.   DELETION.

                  Notwithstanding anything to the contrary contained in this Agreement, VHA may delete any one or more of the Services from this Agreement at any time, at will and without cause upon not less than sixty (60) days prior written notice to Vendor.

     SECTION 10.  INDEPENDENT CONTRACTOR.

                  None of the provisions of this Agreement is intended to create, nor shall any provision in this Agreement be deemed or construed to create, any relationship between Vendor and VHA other than that of independent entities contracting with each other under this Agreement solely for the purpose of effecting the provisions of this Agreement. Neither of the parties, nor any of their employees, shall be construed to be the agent, the employer or representative of the other.

     SECTION 11.  MARKETING FEE.

                  Within thirty (30) days after the end of each full or partial month during the term of the Agreement, Vendor will pay VHA a marketing fee equal to [***]* of all net sales (as

------------------------------
           * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

defined in this paragraph of Services pursuant to the Agreement during such month. The term "net sales" means the price of each Service (determined in accordance with the Agreement) delivered to each VHA Member and Affiliate less the aggregate of credits and refunds allowed or paid VHA Members and Affiliates under the Agreement; provided, however, that a refund paid shall be subtracted to the extent representing a credit previously allowed. The term "all net sales" means the sum of net sales.

     SECTION 12.  MONTHLY REPORT.

                          With each payment of a marketing fee, Vendor will
deliver to VHA a report ("Monthly Report"), in form and substance reasonably satisfactory to VHA, which sets forth accurately:

                           (a)      the name of Vendor, the month and year to
which the Monthly Report (and the enclosed marketing fee) relates and the contract number (as provided Vendor by VHA),

                           (b)      with respect to each VHA Member and
Affiliate (described by LIC number, full name, city, state and zip code as provided Vendor by VHA), the sum of net sales and the associated marketing fees for all Services sold to each such VHA Member and Affiliate during such month,

                           (c)      the sum of the net sales and the associated
marketing fees for all Services provided to all VHA Members and Affiliates during such month,

                           (d)      the calculation used by Vendor to determine
the marketing fee, and

                           (e)      such additional information as VHA may
reasonably request from time to time.

                  Monthly reports shall be delivered, with the marketing fee enclosed, to:

                                   VHA Inc.
                                   220 East Las Colinas Boulevard
                                   Irving, TX  75039-5500
                                   (Mailing Address:  P.O. Box 140909
                                                      Irving, TX  75014-0909)
                                   Attn:  Accounts Receivable

     SECTION 13.  REPORTING AND PAYMENT PENALTIES.

                  In the event Vendor fails to pay the marketing fee in accordance with Section 12 and/or fails to provide the reports described in
Section 13 within the time and manner stated, VHA may invoice Vendor for the marketing fees estimated by VHA to be due, payable within ten (10) days of the date of such invoice. Invoice by VHA or payment by Vendor shall not relieve Vendor of its payment obligations under Section 12 or the reporting obligations of Section 13. In addition, upon the occasion of the first failure to receive a payment or report when due, Vendor shall receive a written warning. Upon the second and any subsequent failure to provide payment or a report when due, Vendor shall pay an administrative penalty in accordance with the following schedule:

                          2nd Failure - [***]*
                          3rd Failure - [***]*
                          4th Failure - [***]*
                          5th Failure - [***]*
                          6th Failure - [***]*

     SECTION 14.  HEALTH CARE PROVIDER CONSIDERATION.

                  Vendor agrees to provide notice and give equal consideration to VHA Members and Affiliates for the delivery of health care services to Vendor's employees and their dependents directly or through Vendor's contracting mechanism or insurer.

------------------------------
           * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                  The parties have caused this Agreement to be executed and delivered by their respective authorized representatives as stated at the beginning of this Agreement.

                                       VHA Inc.
                                       ("VHA")

                                       By:       /s/ Mark McKenna
                                               ---------------------------------
                                               Mark McKenna
                                               Vice President

                                       Specialty Laboratories, Inc.
                                       ("Vendor")

                                       By:       /s/
                                               ---------------------------------
                                               Authorized Representative

                                    EXHIBIT A
                             SPECIALTY LABORATORIES
                            VHA NATIONAL FEE SCHEDULE

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      3124         11-Deoxycortisol                                                                     [***]*
      3190         17-Hydroxyprogesterone                                                               [***]*
      4908         5-Fluorocytosine                                                                     [***]*
      4908P        5-Fluorocytosine Peak & Trough                                                       [***]*
      3310         5-Hydroxyindoleacetic Acid 24hr Urine                                                [***]*
     3310UR        5-Hydroxyindoleacetic Acid Urine Random                                              [***]*
      3286         5-Hydroxytryptamine [Serotonin]                                                      [***]*
      3286U        5-Hydroxytryptamine 24hr Urine [Serotonin]                                           [***]*
     3286UR        5-Hydroxytryptamine Urine Random [Serotonin]                                         [***]*
      4174         5-Nucleotidase                                                                       [***]*
      2434         Acanthamoeba Culture                                                                 [***]*
      4100         Acetaminophen                                                                        [***]*
      1410         Acetylcholine Receptor Binding Autoantibodies                                        [***]*
      1412         Acetylcholine Receptor Blocking Autoantibodies                                       [***]*
      1413         Acetylcholine Receptor Modulating Autoantibodies                                     [***]*
      5900         Activated Protein C Resistance                                                       [***]*
      4968         Acyclovir MonitR                                                                     [***]*
      1678C        Additional Surface Marker [Oncology]                                                 [***]*
      1678         Additional Surface Markers                                                           [***]*
      3131         Adenosine Deaminase                                                                  [***]*
      2501         Adenovirus Abs                                                                       [***]*
      2501C        Adenovirus Abs CSF                                                                   [***]*
      2509         Adenovirus Ag Detection                                                              [***]*
      7589         Adenovirus DNA DetectR                                                               [***]*
      2444         Adenovirus Enteric Types 40/41 Ag Detection                                          [***]*
      8056         Adenovirus IgG Abs                                                                   [***]*
      8056C        Adenovirus IgG Abs CSF                                                               [***]*
      7700         Adenovirus IgG Antibody Index                                                        [***]*
      1130         Adrenal Total Autoantibodies                                                         [***]*
      3102         Adrenocorticotropic Hormone                                                          [***]*
      5774         Aerobic Bacterial Culture: Blood                                                     [***]*
      5802         Aerobic Bacterial Culture: Environmental                                             [***]*
      5801         Aerobic Bacterial Culture: Eye / Ear                                                 [***]*
      5776         Aerobic Bacterial Culture: Genital                                                   [***]*
      5775         Aerobic Bacterial Culture: Respiratory                                               [***]*
      5771         Aerobic Bacterial Culture: Routine Miscellaneous                                     [***]*
      5700         Aerobic Bacterial Culture: Stool Comprehensive                                       [***]*
      5772         Aerobic Bacterial Culture: Throat                                                    [***]*
      5773         Aerobic Bacterial Culture: Urine                                                     [***]*
      2950         Aerobic Bacterial Identification                                                     [***]*
      5714         Aerobic Suscept: Aminoglycoside MIC, High Level                                      [***]*
     5668AMD       Aerobic Suscept: Custom Drug-Amdinocillin                                            [***]*
     5668AMI       Aerobic Suscept: Custom Drug-Amikacin                                                [***]*
    5668AMP1       Aerobic Suscept: Custom Drug-Ampicillin                                              [***]*
     5668AUG       Aerobic Suscept: Custom Drug-Augmentin                                               [***]*
     5668AZI       Aerobic Suscept: Custom Drug-Azithromycin                                            [***]*
     5668AZT       Aerobic Suscept: Custom Drug-Aztreonam                                               [***]*
     5668CAR       Aerobic Suscept: Custom Drug-Carbenicillin                                           [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Effective Period February 1, 1998 - December 31, 2000               Page 1 of 61


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
    5668CEF1       Aerobic Suscept: Custom Drug-Cefaclor                                                [***]*
    5668CEF3       Aerobic Suscept: Custom Drug-Cefazolin                                               [***]*
    5668CEF4       Aerobic Suscept: Custom Drug-Cefixime                                                [***]*
    5668CEF5       Aerobic Suscept: Custom Drug-Cefonicid                                               [***]*
    5668CEF6       Aerobic Suscept: Custom Drug-Cefoperazone                                            [***]*
    5668CEF8       Aerobic Suscept: Custom Drug-Cefotetan                                               [***]*
    5668CEF9       Aerobic Suscept: Custom Drug-Cefoxitin                                               [***]*
     5668CHL       Aerobic Suscept: Custom Drug-Chloramphenicol                                         [***]*
     5668CIP       Aerobic Suscept: Custom Drug-Ciprofloxacin                                           [***]*
     5668CLA       Aerobic Suscept: Custom Drug-Clarithromycin                                          [***]*
     5668CLI       Aerobic Suscept: Custom Drug-Clindamycin                                             [***]*
     5668ERY       Aerobic Suscept: Custom Drug-Erythromycin                                            [***]*
     5668GEN       Aerobic Suscept: Custom Drug-Gentamicin                                              [***]*
     5668IMI       Aerobic Suscept: Custom Drug-Imipenem                                                [***]*
     5668NET       Aerobic Suscept: Custom Drug-Netilmicin                                              [***]*
     5668NIT       Aerobic Suscept: Custom Drug-Nitrofurantoin                                          [***]*
     5668NOR       Aerobic Suscept: Custom Drug-Norfloxacin                                             [***]*
     5668OXA       Aerobic Suscept: Custom Drug-Oxacillin                                               [***]*
     5668PEN       Aerobic Suscept: Custom Drug-Penicillin G                                            [***]*
    5668PIP1       Aerobic Suscept: Custom Drug-Piperacillin                                            [***]*
     5668RIF       Aerobic Suscept: Custom Drug-Rifampin                                                [***]*
     5668STR       Aerobic Suscept: Custom Drug-Streptomycin                                            [***]*
     5668TET       Aerobic Suscept: Custom Drug-Tetracycline                                            [***]*
     5668TIC       Aerobic Suscept: Custom Drug-Ticarcillin                                             [***]*
     5668TOB       Aerobic Suscept: Custom Drug-Tobramycin                                              [***]*
     5668TRI       Aerobic Suscept: Custom Drug-Trimethoprim/Sulfamethoxazole                           [***]*
     5668VAN       Aerobic Suscept: Custom Drug-Vancomycin                                              [***]*
     5675AMI       Aerobic Suscept: Custom MIC - Amikacin                                               [***]*
    5675AMP2       Aerobic Suscept: Custom MIC - AMP/Sulbactam                                          [***]*
    5675AMP1       Aerobic Suscept: Custom MIC - Ampicillin                                             [***]*
     5675AUG       Aerobic Suscept: Custom MIC - Augmentin                                              [***]*
     5675AZI       Aerobic Suscept: Custom MIC - Azithromycin                                           [***]*
     5675AZT       Aerobic Suscept: Custom MIC - Aztreonam                                              [***]*
     5675CAR       Aerobic Suscept: Custom MIC - Carbenicillin                                          [***]*
    5675CEF1       Aerobic Suscept: Custom MIC - Cefaclor                                               [***]*
    5675CEF3       Aerobic Suscept: Custom MIC - Cefazolin                                              [***]*
    5675CEF4       Aerobic Suscept: Custom MIC - Cefixime                                               [***]*
    5675CEF6       Aerobic Suscept: Custom MIC - Cefoperazone                                           [***]*
    5675CEF7       Aerobic Suscept: Custom MIC - Cefotaxime                                             [***]*
    5675CEF8       Aerobic Suscept: Custom MIC - Cefotetan                                              [***]*
    5675CEF9       Aerobic Suscept: Custom MIC - Cefoxitin                                              [***]*
     5675CEP       Aerobic Suscept: Custom MIC - Cephalothin                                            [***]*
     5675CHL       Aerobic Suscept: Custom MIC - Chloramphenicol                                        [***]*
     5675CIP       Aerobic Suscept: Custom MIC - Ciprofloxacin                                          [***]*
     5675CLA       Aerobic Suscept: Custom MIC - Clarithromycin                                         [***]*
     5675CLI       Aerobic Suscept: Custom MIC - Clindamycin                                            [***]*
     5675ERY       Aerobic Suscept: Custom MIC - Erythromycin                                           [***]*
     5675GEN       Aerobic Suscept: Custom MIC - Gentamicin                                             [***]*
     5675IMI       Aerobic Suscept: Custom MIC - Imipenem                                               [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
     5675LOM       Aerobic Suscept: Custom MIC - Lomefloxacin                                           [***]*
     5675MEZ       Aerobic Suscept: Custom MIC - Mezlocillin                                            [***]*
     5675MIN       Aerobic Suscept: Custom MIC - Minocycline                                            [***]*
     5675NIT       Aerobic Suscept: Custom MIC - Nitrofurantoin                                         [***]*
     5675NOR       Aerobic Suscept: Custom MIC - Norfloxacin                                            [***]*
     5675OFL       Aerobic Suscept: Custom MIC - Ofloxacin                                              [***]*
     5675OXA       Aerobic Suscept: Custom MIC - Oxacillin                                              [***]*
     5675PEN       Aerobic Suscept: Custom MIC - Penicillin G                                           [***]*
    5675PIP1       Aerobic Suscept: Custom MIC - Piperacillin                                           [***]*
    5675PIP2       Aerobic Suscept: Custom MIC - Piperacillin/Tazobactam                                [***]*
     5675RIF       Aerobic Suscept: Custom MIC - Rifampin                                               [***]*
     5675STR       Aerobic Suscept: Custom MIC - Streptomycin                                           [***]*
     5675TET       Aerobic Suscept: Custom MIC - Tetracycline                                           [***]*
     5675TIM       Aerobic Suscept: Custom MIC - Timentin                                               [***]*
     5675TOB       Aerobic Suscept: Custom MIC - Tobramycin                                             [***]*
     5675TRI       Aerobic Suscept: Custom MIC - Trim/Sulfa                                             [***]*
     5675VAN       Aerobic Suscept: Custom MIC - Vancomycin                                             [***]*
     5676AMI       Aerobic Suscept: Custom MIC & MBC - Amikacin                                         [***]*
    5676AMP2       Aerobic Suscept: Custom MIC & MBC - AMP/Sulbactam                                    [***]*
    5676AMP1       Aerobic Suscept: Custom MIC & MBC - Ampicillin                                       [***]*
     5676AZT       Aerobic Suscept: Custom MIC & MBC - Aztreonam                                        [***]*
     5676CAR       Aerobic Suscept: Custom MIC & MBC - Carbenicillin                                    [***]*
    5676CEF1       Aerobic Suscept: Custom MIC & MBC - Cefaclor                                         [***]*
    5676CEF3       Aerobic Suscept: Custom MIC & MBC - Cefazolin                                        [***]*
    5676CEF4       Aerobic Suscept: Custom MIC & MBC - Cefixime                                         [***]*
    5676CEF6       Aerobic Suscept: Custom MIC & MBC - Cefoperazone                                     [***]*
    5676CEF7       Aerobic Suscept: Custom MIC & MBC - Cefotaxime                                       [***]*
    5676CEF8       Aerobic Suscept: Custom MIC & MBC - Cefotetan                                        [***]*
    5676CEF9       Aerobic Suscept: Custom MIC & MBC - Cefoxitin                                        [***]*
     5676CEP       Aerobic Suscept: Custom MIC & MBC - Cephalothin                                      [***]*
     5676CHL       Aerobic Suscept: Custom MIC & MBC - Chloramphenicol                                  [***]*
     5676CIP       Aerobic Suscept: Custom MIC & MBC - Ciprofloxacin                                    [***]*
     5676CLA       Aerobic Suscept: Custom MIC & MBC - Clarithromycin                                   [***]*
     5676CLI       Aerobic Suscept: Custom MIC & MBC - Clindamycin                                      [***]*
     5676ERY       Aerobic Suscept: Custom MIC & MBC - Erythromycin                                     [***]*
     5676GEN       Aerobic Suscept: Custom MIC & MBC - Gentamicin                                       [***]*
     5676IMI       Aerobic Suscept: Custom MIC & MBC - Imipenem                                         [***]*
     5676NIT       Aerobic Suscept: Custom MIC & MBC - Nitrofurantoin                                   [***]*
     5676NOR       Aerobic Suscept: Custom MIC & MBC - Norfloxacin                                      [***]*
     5676OFL       Aerobic Suscept: Custom MIC & MBC - Ofloxacin                                        [***]*
     5676OXA       Aerobic Suscept: Custom MIC & MBC - Oxacillin                                        [***]*
     5676PEN       Aerobic Suscept: Custom MIC & MBC - Penicillin G                                     [***]*
    5676PIP1       Aerobic Suscept: Custom MIC & MBC - Piperacillin                                     [***]*
    5676PIP2       Aerobic Suscept: Custom MIC & MBC - Piperacillin/Tazobactam                          [***]*
     5676RIF       Aerobic Suscept: Custom MIC & MBC - Rifampin                                         [***]*
     5676STR       Aerobic Suscept: Custom MIC & MBC - Streptomycin                                     [***]*
     5676TET       Aerobic Suscept: Custom MIC & MBC - Tetracycline                                     [***]*
     5676TOB       Aerobic Suscept: Custom MIC & MBC - Tobramycin                                       [***]*
     5676TRI       Aerobic Suscept: Custom MIC & MBC - Trim/Sulfa                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
     5676VAN       Aerobic Suscept: Custom MIC & MBC - Vancomycin                                       [***]*
      5687         Aerobic Suscept: Gram Neg Resist MIC Panel Urine/Non-Urine                           [***]*
      5667         Aerobic Suscept: Gram Neg Resist Panel Urine/Non-urine                               [***]*
      5685         Aerobic Suscept: Gram Negative MIC Panel Urine/Non-urine                             [***]*
      5665         Aerobic Suscept: Gram Negative Panel Urine/Non-urine                                 [***]*
      5686         Aerobic Suscept: Gram Positive MIC Panel Urine/Non-urine                             [***]*
      5666         Aerobic Suscept: Gram Positive Panel Urine/Non-urine                                 [***]*
      5713         Aerobic Suscept: Haemophilus influenzae MIC Panel                                    [***]*
      9015         Aerobic Suscept: Nocardia / Streptomyces MIC & MBC Panel                             [***]*
      9014         Aerobic Suscept: Nocardia / Streptomyces MIC Panel                                   [***]*
      5712         Aerobic Suscept: Streptococcus pneumoniae MIC Panel                                  [***]*
      2417         AFB Culture                                                                          [***]*
      2419         AFB Culture & Stain                                                                  [***]*
      5648         AFB Identification Mycobacterium spp. by HPLC                                        [***]*
      2935         AFB Identification Mycobacterium spp. rRNA                                           [***]*
      5320         AFB Stain                                                                            [***]*
     5652CLA       AFB Suscept: Custom Disk Diffusion-Clarithromycin                                    [***]*
     5652MIN       AFB Suscept: Custom Disk Diffusion-Minocycline                                       [***]*
     5652RIF       AFB Suscept: Custom Disk Diffusion-Rifampin                                          [***]*
     5652TRI       AFB Suscept: Custom Disk Diffusion-Trim/Sulfa                                        [***]*
     5655AMI       AFB Suscept: Custom Drug for Rapid Growers-Amikacin                                  [***]*
     5655CEF       AFB Suscept: Custom Drug for Rapid Growers-Cefoxitin                                 [***]*
     5655CIP       AFB Suscept: Custom Drug for Rapid Growers-Ciprofloxacin                             [***]*
     5655CLA       AFB Suscept: Custom Drug for Rapid Growers-Clarithromycin                            [***]*
     5655DOX       AFB Suscept: Custom Drug for Rapid Growers-Doxycycline                               [***]*
     5655ERY       AFB Suscept: Custom Drug for Rapid Growers-Erythromycin                              [***]*
     5655GEN       AFB Suscept: Custom Drug for Rapid Growers-Gentamicin                                [***]*
     5655IMI       AFB Suscept: Custom Drug for Rapid Growers-Imipenem                                  [***]*
     5655KAN       AFB Suscept: Custom Drug for Rapid Growers-Kanamycin                                 [***]*
     5655MIN       AFB Suscept: Custom Drug for Rapid Growers-Minocycline                               [***]*
     5655OFL       AFB Suscept: Custom Drug for Rapid Growers-Ofloxacin                                 [***]*
     5655TOB       AFB Suscept: Custom Drug for Rapid Growers-Tobramycin                                [***]*
     5768AMI       AFB Suscept: Custom Drug Mycobacterium spp.-Amikacin                                 [***]*
     5768ANS       AFB Suscept: Custom Drug Mycobacterium spp.-Ansamycin                                [***]*
     5768AZI       AFB Suscept: Custom Drug Mycobacterium spp.-Azithromycin                             [***]*
     5768CAP       AFB Suscept: Custom Drug Mycobacterium spp.-Capreomycin                              [***]*
     5768CIP       AFB Suscept: Custom Drug Mycobacterium spp.-Ciprofloxacin                            [***]*
     5768CLA       AFB Suscept: Custom Drug Mycobacterium spp.-Clarithromycin                           [***]*
     5768CLO       AFB Suscept: Custom Drug Mycobacterium spp.-Clofazimine                              [***]*
     5768CYC       AFB Suscept: Custom Drug Mycobacterium spp.-Cycloserine                              [***]*
     5768ET1       AFB Suscept: Custom Drug Mycobacterium spp.-Ethambutol                               [***]*
     5768ET2       AFB Suscept: Custom Drug Mycobacterium spp.-Ethionamide                              [***]*
     5768ISO       AFB Suscept: Custom Drug Mycobacterium spp.-Isoniazid                                [***]*
     5768PAS       AFB Suscept: Custom Drug Mycobacterium spp.-p-Aminosalicylic                         [***]*
     5768PYR       AFB Suscept: Custom Drug Mycobacterium spp.-Pyrazinamide                             [***]*
     5768RIF       AFB Suscept: Custom Drug Mycobacterium spp.-Rifampin                                 [***]*
     5768STR       AFB Suscept: Custom Drug Mycobacterium spp.-Streptomycin                             [***]*
     5654PAS       AFB Suscept: Custom Drug Radiomet Assay-p-Aminosalic Acid                            [***]*
     5654AM        AFB Suscept: Custom Drug Radiometric Assay-Amikacin                                  [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
     5654CA        AFB Suscept: Custom Drug Radiometric Assay-Capreomycin                               [***]*
     5654CI        AFB Suscept: Custom Drug Radiometric Assay-Ciprofloxacin                             [***]*
     5654CL        AFB Suscept: Custom Drug Radiometric Assay-Clofazamine                               [***]*
     5654ET1       AFB Suscept: Custom Drug Radiometric Assay-Ethambutol                                [***]*
     5654ET2       AFB Suscept: Custom Drug Radiometric Assay-Ethionamide                               [***]*
     5654IS        AFB Suscept: Custom Drug Radiometric Assay-Isoniazid                                 [***]*
     5654KA        AFB Suscept: Custom Drug Radiometric Assay-Kanamycin                                 [***]*
     5654PY        AFB Suscept: Custom Drug Radiometric Assay-Pyrazinamide                              [***]*
     5654RI        AFB Suscept: Custom Drug Radiometric Assay-Rifampin                                  [***]*
     5654ST        AFB Suscept: Custom Drug Radiometric Assay-Streptomycin                              [***]*
      5657         AFB Suscept: M. tuberculosis Comprehensive Panel [Agar Prop]                         [***]*
      5646         AFB Suscept: M. tuberculosis Primary Panel [Agar Prop]                               [***]*
      5649         AFB Suscept: M. tuberculosis Primary Radiometric Panel                               [***]*
      5647         AFB Suscept: M. tuberculosis Secondary Panel [Agar Prop]                             [***]*
      5650         AFB Suscept: M. tuberculosis Secondary Radiometric Panel                             [***]*
      5659         AFB Suscept: MAI (MAC) Comprehensive Panel [Agar Prop]                               [***]*
      5651         AFB Suscept: MAI (MAC) Radiometric MIC Panel                                         [***]*
      5656         AFB Suscept: MAI (MAC) Synergy Study (Drug Combination)                              [***]*
      5653         AFB Suscept: Mycobacterium spp. Panel                                                [***]*
      5652         AFB Suscept: Mycobacterium spp. Rapid Grower Panel                                   [***]*
      1510         Albumin                                                                              [***]*
      1510C        Albumin CSF                                                                          [***]*
      1510F        Albumin Fluid                                                                        [***]*
      1555         Albumin Quotient                                                                     [***]*
      3441         Albumin Urine                                                                        [***]*
      4102         Alcohol, Ethyl                                                                       [***]*
      4102U        Alcohol, Ethyl Urine                                                                 [***]*
      4102W        Alcohol, Ethyl Whole Blood                                                           [***]*
      1392         Aldolase                                                                             [***]*
      3104         Aldosterone                                                                          [***]*
      3996         Alkaline Phosphatase Isoenzymes                                                      [***]*
      3974         Alkaline Phosphatase, Bone Specific                                                  [***]*
      3930         Alkaline Phosphatase, Total                                                          [***]*
      1525         Alpha-1-Acid Glycoprotein                                                            [***]*
      1513         Alpha-1-Antitrypsin                                                                  [***]*
      1514         Alpha-1-Antitrypsin Phenotyping                                                      [***]*
      3280         Alpha-2-Antiplasmin                                                                  [***]*
      1512         Alpha-2-Macroglobulin                                                                [***]*
      1512U        Alpha-2-Macroglobulin Urine                                                          [***]*
      3108         Alpha-Fetoprotein - Maternal, Serum                                                  [***]*
      3111         Alpha-Fetoprotein - Prenatal, Amniotic Fluid                                         [***]*
      3109         Alpha-Fetoprotein - Tumor Marker                                                     [***]*
     3109SR        Alpha-Fetoprotein - Tumor Marker w/ Serial Graphics                                  [***]*
      3028         Alpha-Fetoprotein & Human Chorionic Gonadotropin                                     [***]*
     3028SR        Alpha-Fetoprotein & Human Chorionic Gonadotropin w/Serial Gr                         [***]*
      3109F        Alpha-Fetoprotein Body Fluid - not for prenatal testing                              [***]*
      3109C        Alpha-Fetoprotein CSF                                                                [***]*
      3110         Alpha-Fetoprotein Triple Screen 2.0 (Triple Marker Screen)                           [***]*
      3091         Alpha-Fetoprotein Triple Screen 2.5 (Triple Marker Screen)                           [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      4912         Alprazolam                                                                           [***]*
      1347         ALT (SGPT)                                                                           [***]*
      4862U        Aluminum 24hr Urine                                                                  [***]*
      4862D        Aluminum Dialysate                                                                   [***]*
     4862SR        Aluminum Serial Graphics                                                             [***]*
      4862         Aluminum Serum                                                                       [***]*
     4862UR        Aluminum Urine Random                                                                [***]*
      4862W        Aluminum Whole Blood                                                                 [***]*
      4900         Amikacin                                                                             [***]*
      4900P        Amikacin Peak & Trough                                                               [***]*
      4991         Amino Acid Profile Plasma                                                            [***]*
      4147         Amiodarone and Metabolites                                                           [***]*
      4914         Amitriptyline and Nortriptyline                                                      [***]*
      4106U        Amphetamine / Methamphetamine Urine                                                  [***]*
      3844         Amylase                                                                              [***]*
      5708         Anaerobic Bacterial Culture                                                          [***]*
      5709         Anaerobic Bacterial Identification                                                   [***]*
      5711         Anaerobic Bacterial MIC Susceptibility                                               [***]*
      1000         ANAlyzer                                                                             [***]*
      1118         ANAlyzer Reflexive Testing [with Tissue Abs]                                         [***]*
      1005         ANAlyzer without ANA                                                                 [***]*
      1006         ANAlyzer without Rheumatoid Factor                                                   [***]*
      3106         Androstanediol Glucuronide                                                           [***]*
      3112         Androstenedione                                                                      [***]*
      1529         Angioedema Evaluation                                                                [***]*
      3114         Angiotensin Converting Enzyme                                                        [***]*
      3114C        Angiotensin Converting Enzyme CSF                                                    [***]*
      2101         Antibody-coated Bacteria                                                             [***]*
      2351         Antideoxyribonuclease-B Abs                                                          [***]*
      3116         Antidiuretic Hormone                                                                 [***]*
      5677         Antimicrobial Serum Inhibitory-Cidal Level                                           [***]*
      4397         Antimony                                                                             [***]*
      4397U        Antimony 24hr Urine                                                                  [***]*
     4397UR        Antimony Urine Random                                                                [***]*
      4397W        Antimony Whole Blood                                                                 [***]*
      1862         Antineutrophil Cytoplasmic Autoantibodies                                            [***]*
      1066         Antinuclear Abs Evaluation w/ C3                                                     [***]*
      1065         Antinuclear Abs Evaluation w/ C4                                                     [***]*
      1003         Antinuclear Abs Panel                                                                [***]*
      1126         Antinuclear Abs Profile                                                              [***]*
      1125         Antinuclear Abs Profile #1                                                           [***]*
      1121         Antinuclear Abs Reflex to Profile                                                    [***]*
      1120         Antinuclear Abs Reflex to Profile #1                                                 [***]*
      1124         Antinuclear Abs Reflex to Profile #2 + Cardiolipins & TPO                            [***]*
      1100         Antinuclear Abs w/ International Units & Pattern                                     [***]*
      1100F        Antinuclear Abs w/ International Units & Pattern Body Fluid                          [***]*
      1122         Antinuclear Abs w/ International Units & Titer                                       [***]*
      3562         Antioxidant Index, Blood                                                             [***]*
      1776         Antiphospholipid Eval & Phosphoglycerol/Phosphoinositol                              [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      1080         Antiphospholipid Syndrome Evaluation                                                 [***]*
      1080S        Antiphospholipid Syndrome Evaluation w/o LA                                          [***]*
      1082         Antiphospholipid Syndrome Evaluation, Expanded                                       [***]*
      2376         Antistreptolysin O Abs (ASO)                                                         [***]*
      5952         Antithrombin III Evaluation                                                          [***]*
      5951         Antithrombin III Functional                                                          [***]*
      3253         Antithrombin III Plasma Ag                                                           [***]*
      1916         Apo E GenotypR (for all purp except late-onset Alzheimers)                           [***]*
      1901         Apolipoprotein A-1                                                                   [***]*
      1903         Apolipoprotein B                                                                     [***]*
      1900         Apolipoprotein Evaluation                                                            [***]*
      8226         Arbovirus IgM Abs                                                                    [***]*
      8226C        Arbovirus IgM Abs CSF                                                                [***]*
      7800         Arbovirus IgM Antibody Index                                                         [***]*
      9525         Arbovirus RNA DetectR                                                                [***]*
      9521         Arbovirus Total Abs                                                                  [***]*
      9521C        Arbovirus Total Abs CSF                                                              [***]*
      4867U        Arsenic 24hr Urine                                                                   [***]*
      4867         Arsenic Serum                                                                        [***]*
     4867UI        Arsenic Urine Industrial                                                             [***]*
     4867UR        Arsenic Urine Random                                                                 [***]*
      4867W        Arsenic Whole Blood                                                                  [***]*
      1010         Arthritis Evaluation B                                                               [***]*
      7598         Aseptic Meningitis DetectR                                                           [***]*
      2326         Aspergillus Abs [DD]                                                                 [***]*
      9941         Aspergillus Abs Panel                                                                [***]*
      9941C        Aspergillus Abs Panel CSF                                                            [***]*
      2316         Aspergillus Evaluation                                                               [***]*
      9961         Aspergillus IgG Abs                                                                  [***]*
      9961C        Aspergillus IgG Abs CSF                                                              [***]*
      9932         Aspergillus IgG Antibody Index                                                       [***]*
      9946         Aspergillus IgM Abs                                                                  [***]*
      9946C        Aspergillus IgM Abs CSF                                                              [***]*
      2506         Aspergillus Total Abs [CF]                                                           [***]*
      2506C        Aspergillus Total Abs [CF] CSF                                                       [***]*
      2326C        Aspergillus Total Abs [DD] CSF                                                       [***]*
      1345         AST (SGOT)                                                                           [***]*
      2011         Atypical Pneumonia Abs Evaluation                                                    [***]*
      2928         Atypical Pneumonia DNA DetectR                                                       [***]*
      5918         Autoimmune Hepatitis EvaluatR                                                        [***]*
      5916         Autoimmune Hepatitis EvaluatR PLUS                                                   [***]*
      2161         Babesia microti IgG & IgM Abs                                                        [***]*
      2161C        Babesia microti IgG & IgM Abs CSF                                                    [***]*
      2136         Babesia microti IgG Abs                                                              [***]*
      2141         Babesia microti IgM Abs                                                              [***]*
      2146         Babesia spp. Organism Detection                                                      [***]*
      2151         Babesiosis Evaluation                                                                [***]*
      9601         Bacterial Ag Detection                                                               [***]*
      9601C        Bacterial Ag Detection CSF                                                           [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      9601U        Bacterial Ag Detection Urine                                                         [***]*
      4072         Bacterial Permeability-increasing (BPI) Protein Autoabs Eval                         [***]*
      4108U        Barbiturates Urine                                                                   [***]*
      8861         Bartonella henselae & B. quintana DNA DetectR                                        [***]*
      8863         Bartonella henselae & B. quintana IgG & IgM Abs SeroDx                               [***]*
      8851         Bartonella henselae IgG & IgM Abs                                                    [***]*
      8851C        Bartonella henselae IgG & IgM Abs CSF                                                [***]*
      7511         Bartonella quintana DNA DetectR                                                      [***]*
      8864         Bartonella quintana IgG & IgM Abs                                                    [***]*
      2413         Bartonella spp. Culture                                                              [***]*
      1888         bcl-2 Gene Translocation [SB]                                                        [***]*
      5350         bcr/abl Gene Translocation [PCR]                                                     [***]*
      1592         Bence-Jones Protein Evaluation (Qual w/Reflex to Quant)                              [***]*
      4110         Benzodiazepine Screen Serum                                                          [***]*
      4110U        Benzodiazepine Screen Urine                                                          [***]*
      4073         Benztropine [cogentin]                                                               [***]*
      1470         Beryllium-induced Lymphocyte Proliferation                                           [***]*
      1083         Beta-2-Glycoprotein I IgG, IgM & IgA Autoabs [Beta-2-GPI]                            [***]*
      3143         Beta-2-Microglobulin                                                                 [***]*
      3143C        Beta-2-Microglobulin CSF                                                             [***]*
      3143F        Beta-2-Microglobulin Fluid                                                           [***]*
      3143U        Beta-2-Microglobulin Urine                                                           [***]*
     3143SR        Beta-2-Microglobulin w/Serial Graphics                                               [***]*
      3886         Beta-chemokine Panel                                                                 [***]*
      3187         Beta-hCG Pregnancy                                                                   [***]*
      3575         Beta-Hydroxybutyrate                                                                 [***]*
      4970         Beta-Thalassemia and Hemoglobinopathy Screen                                         [***]*
      5941         Beta-Thromboglobulin                                                                 [***]*
      5300         Bicarbonate                                                                          [***]*
      5313         Bilirubin Fractionated                                                               [***]*
      9617         Bladder Tumor Antigen                                                                [***]*
      8346         Blastomyces IgG Abs                                                                  [***]*
      8346C        Blastomyces IgG Abs CSF                                                              [***]*
      8340         Blastomyces IgG Antibody Index                                                       [***]*
      2511         Blastomyces Total Abs [CF]                                                           [***]*
      2511C        Blastomyces Total Abs [CF] CSF                                                       [***]*
      2328         Blastomyces Total Abs [DD]                                                           [***]*
      2328C        Blastomyces Total Abs [DD] CSF                                                       [***]*
      2428         Bordetella pertussis / parapertussis Ag Detection                                    [***]*
      2416         Bordetella pertussis / parapertussis Culture                                         [***]*
      2430         Bordetella pertussis / parapertussis Evaluation                                      [***]*
      9671         Bordetella pertussis / parapertussis IgG Abs                                         [***]*
      9671C        Bordetella pertussis / parapertussis IgG Abs CSF                                     [***]*
      9676         Bordetella pertussis / parapertussis IgG, IgM & IgA Abs                              [***]*
      9676C        Bordetella pertussis / parapertussis IgG, IgM & IgA Abs CSF                          [***]*
      9681         Bordetella pertussis / parapertussis IgM & IgA Abs                                   [***]*
      9681C        Bordetella pertussis / parapertussis IgM & IgA Abs CSF                               [***]*
      9686         Bordetella pertussis / parapertussis IgM Abs                                         [***]*
      7570         Borrelia burgdorferi DNA DetectR                                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      8941         Borrelia burgdorferi IgG & IgM Abs [EIA]                                             [***]*
      8941C        Borrelia burgdorferi IgG & IgM Abs [EIA] CSF                                         [***]*
     8941SF        Borrelia burgdorferi IgG & IgM Abs [EIA] Syn Fluid                                   [***]*
      7711         Borrelia burgdorferi IgG & IgM Abs [IB]                                              [***]*
      7711B        Borrelia burgdorferi IgG & IgM Abs [IB] + bands                                      [***]*
      7711C        Borrelia burgdorferi IgG & IgM Abs [IB] CSF                                          [***]*
     7711CB        Borrelia burgdorferi IgG & IgM Abs [IB] CSF + bands                                  [***]*
     7711BNY       Borrelia burgdorferi IgG & IgM Abs [IB] New York + bands                             [***]*
     7711SF        Borrelia burgdorferi IgG & IgM Abs [IB] Syn Fluid                                    [***]*
      7716         Borrelia burgdorferi IgG & IgM Abs with IB                                           [***]*
      7716B        Borrelia burgdorferi IgG & IgM Abs with IB + bands                                   [***]*
      7716C        Borrelia burgdorferi IgG & IgM Abs with IB CSF                                       [***]*
     7716CB        Borrelia burgdorferi IgG & IgM Abs with IB CSF + bands                               [***]*
     7716SF        Borrelia burgdorferi IgG & IgM Abs with IB Syn Fluid                                 [***]*
      7970         Borrelia burgdorferi IgG & IgM Antibody Index                                        [***]*
     7970SF        Borrelia burgdorferi IgG & IgM Antibody Index Synovial Fluid                         [***]*
      8951         Borrelia burgdorferi IgG Abs                                                         [***]*
      8951C        Borrelia burgdorferi IgG Abs CSF                                                     [***]*
     8951SF        Borrelia burgdorferi IgG Abs Syn Fluid                                               [***]*
      8945         Borrelia burgdorferi IgG Antibody Index                                              [***]*
     8945SF        Borrelia burgdorferi IgG Antibody Index Synovial Fluid                               [***]*
      8961         Borrelia burgdorferi IgM Abs                                                         [***]*
      8961C        Borrelia burgdorferi IgM Abs CSF                                                     [***]*
     8961SF        Borrelia burgdorferi IgM Abs Syn Fluid                                               [***]*
      7975         Borrelia burgdorferi IgM Antibody Index                                              [***]*
      1646         Borrelia burgdorferi Lymphocyte Proliferation Analysis                               [***]*
      9396         Borrelia hermsii IgG & IgM Abs                                                       [***]*
      9396C        Borrelia hermsii IgG & IgM Abs CSF                                                   [***]*
      9326         Borrelia hermsii IgG Abs                                                             [***]*
      9331         Borrelia hermsii IgM Abs                                                             [***]*
      2415         Borrelia spp. Culture                                                                [***]*
      1804         Breast Cancer Profile 1 - Paraffin                                                   [***]*
      1813         Breast Cancer Profile 2 - Paraffin                                                   [***]*
      1819         Breast Cancer Profile 3 - Paraffin                                                   [***]*
      1817         Breast Cancer Profile 4 - Paraffin                                                   [***]*
      1812         Breast Cancer Profile 5 - Paraffin                                                   [***]*
      1811         Breast Cancer Profile 6 - Paraffin                                                   [***]*
      1816         Breast Cancer Profile 7 - Paraffin                                                   [***]*
      8836         Brucella abortus IgG Abs                                                             [***]*
      8836C        Brucella abortus IgG Abs CSF                                                         [***]*
      7695         Brucella abortus IgG Antibody Index                                                  [***]*
      8831C        Brucella abortus IgG, IgM & IgA Abs CSF                                              [***]*
      8831         Brucella abortus IgG, IgM, & IgA Abs                                                 [***]*
      1116         Brush Border Total Autoabs                                                           [***]*
      8241         Burkholderia (Pseudomonas) pseudomallei IgG & IgM Abs                                [***]*
      8241C        Burkholderia (Pseudomonas) pseudomallei IgG & IgM Abs CSF                            [***]*
      3121         CA 125                                                                               [***]*
      3121F        CA 125 Fluid                                                                         [***]*
     3121NY        CA 125 New York                                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
     3121SR        CA 125 w/Serial Graphics                                                             [***]*
      3119         CA 15-3                                                                              [***]*
     3119SR        CA 15-3 w/ Serial Graphics                                                           [***]*
      3120         CA 19-9                                                                              [***]*
      3120F        CA 19-9 Fluid                                                                        [***]*
     3120NY        CA 19-9 New York                                                                     [***]*
     3120SR        CA 19-9 w/Serial Graphics                                                            [***]*
      3134         CA27.29                                                                              [***]*
     3134NY        CA27.29 New York                                                                     [***]*
     3134SR        CA27.29 w/Serial Graphics                                                            [***]*
      4868U        Cadmium 24hr Urine                                                                   [***]*
      4500         Cadmium Exposure Panel - OSHA - 24hr Urine                                           [***]*
     4500UR        Cadmium Exposure Panel - OSHA - Random Urine                                         [***]*
      4501U        Cadmium Exposure Panel 24hr Urine                                                    [***]*
      4502U        Cadmium Exposure Panel 24hr Urine -  Limited                                         [***]*
     4501UR        Cadmium Exposure Panel Urine Random                                                  [***]*
     4502UR        Cadmium Exposure Panel Urine Random - Limited                                        [***]*
      4868         Cadmium Serum                                                                        [***]*
     4868UR        Cadmium Urine Random                                                                 [***]*
      4868W        Cadmium Whole Blood                                                                  [***]*
      3126         Calcitonin                                                                           [***]*
      4831         Calcium, Ionized                                                                     [***]*
      4836         Calcium, Total                                                                       [***]*
      4836U        Calcium, Total 24hr Urine                                                            [***]*
     4836UR        Calcium, Urine Random                                                                [***]*
      8176         California-La Crosse Encephalitis IgM Abs                                            [***]*
      8176C        California-La Crosse Encephalitis IgM Abs CSF                                        [***]*
      7820         California-La Crosse Encephalitis IgM Antibody Index                                 [***]*
      8926         California-La Crosse Encephalitis Total Abs                                          [***]*
      8926C        California-La Crosse Encephalitis Total Abs CSF                                      [***]*
      8881         Campylobacter fetus Total Abs                                                        [***]*
      8881C        Campylobacter fetus Total Abs CSF                                                    [***]*
      8886         Campylobacter jejuni Total Abs [CF]                                                  [***]*
      8886C        Campylobacter jejuni Total Abs [CF] CSF                                              [***]*
      8866         Campylobacter jejuni Total Abs [EIA]                                                 [***]*
      8866C        Campylobacter jejuni Total Abs [EIA] CSF                                             [***]*
      5704         Campylobacter spp. Culture                                                           [***]*
      9190         Candida Ag Detection                                                                 [***]*
      2346         Candida albicans Abs Titer                                                           [***]*
      2344         Candida albicans Evaluation                                                          [***]*
      2343         Candida albicans Evaluation without Ag                                               [***]*
      2330         Candida albicans Total Abs                                                           [***]*
      4132U        Cannabinoids Urine                                                                   [***]*
      4114         Carbamazepine                                                                        [***]*
      4116         Carbamazepine, Free                                                                  [***]*
      4005         Carbohydrate-deficient Transferrin (CDT) UltraQuant                                  [***]*
      3999         Carbohydrate-deficient Transferrin, Qualitative                                      [***]*
      3258         Carcinoembryonic Ag [CEA]                                                            [***]*
      3258F        Carcinoembryonic Ag Body Fluid                                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
     3258NY        Carcinoembryonic Ag New York                                                         [***]*
     3258SR        Carcinoembryonic Ag w/Serial Graphics                                                [***]*
      3258C        Carcinoembyronic Ag CSF                                                              [***]*
      3070         Carcinoid Evaluation                                                                 [***]*
      3374         Cardiolipin IgA Autoabs                                                              [***]*
      3372         Cardiolipin IgG Autoabs                                                              [***]*
      3371         Cardiolipin IgG, IgM & IgA Autoabs                                                   [***]*
      3373         Cardiolipin IgM Autoabs                                                              [***]*
      5991         Cardiovascular Thrombotic Risk AssessR                                               [***]*
      3998         Carotenes, alpha and beta                                                            [***]*
      3304U        Catecholamines, Fractionated 24hr Urine                                              [***]*
      3304         Catecholamines, Fractionated Plasma                                                  [***]*
     3304UR        Catecholamines, Fractionation Urine Random                                           [***]*
      5368         CC-CKR5 GenotypR                                                                     [***]*
      1692         CD103 Surface Marker                                                                 [***]*
      1686         CD15/30 Surface Marker                                                               [***]*
      1687         CD16/56 Surface Marker                                                               [***]*
      1688         CD19 Surface Marker                                                                  [***]*
      1683         CD3 Surface Marker                                                                   [***]*
      1689         CD38 Surface Marker                                                                  [***]*
      1684         CD4 Surface Marker                                                                   [***]*
      1690         CD41 Surface Marker                                                                  [***]*
      1691         CD42 Surface Marker                                                                  [***]*
      1685         CD8 Surface Marker                                                                   [***]*
      4007         CDT UltraQuant with reflex to Genetic D Variants                                     [***]*
      1076         Celiac Disease Abs Evaluation                                                        [***]*
      1077         Celiac Disease EvaluatR                                                              [***]*
      1078         Celiac Disease Genotypr                                                              [***]*
      1650         Cellular Immune Dysfunction Evaluation                                               [***]*
      1109         Centromere Autoabs                                                                   [***]*
      1516         Ceruloplasmin                                                                        [***]*
      9437         Chlamydia pneumoniae Abs UltraQuant                                                  [***]*
      2401         Chlamydia pneumoniae Culture                                                         [***]*
      2922         Chlamydia pneumoniae DNA DetectR                                                     [***]*
      8081         Chlamydia pneumoniae IgM Abs                                                         [***]*
      8071         Chlamydia pneumoniae Total & IgM Abs                                                 [***]*
      8071P        Chlamydia pneumoniae Total & IgM Abs Paired                                          [***]*
      8076         Chlamydia pneumoniae Total Abs                                                       [***]*
      8021         Chlamydia psittaci IgM Abs                                                           [***]*
      8031         Chlamydia psittaci Total & IgM Abs                                                   [***]*
      8026         Chlamydia psittaci Total Abs                                                         [***]*
      2631C        Chlamydia spp. Abs CSF                                                               [***]*
      8006         Chlamydia spp. Abs Evaluation                                                        [***]*
      8011         Chlamydia spp. IgM Abs                                                               [***]*
      8066         Chlamydia spp. Total & IgM Abs                                                       [***]*
      2631         Chlamydia spp. Total Abs                                                             [***]*
      2521         Chlamydia spp. Total Abs [CF]                                                        [***]*
      2521C        Chlamydia spp. Total Abs [CF] CSF                                                    [***]*
      8016         Chlamydia spp. Total Abs [MICRO-IF]                                                  [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      2927         Chlamydia trachomatis / Neisseria gonorrhoeae by rRNA                                [***]*
      2440         Chlamydia trachomatis Ag Detection [DFA]                                             [***]*
      2400         Chlamydia trachomatis Culture                                                        [***]*
      2925         Chlamydia trachomatis Detection rRNA                                                 [***]*
      7437         Chlamydia trachomatis DNA LCR                                                        [***]*
      9391         Chlamydia trachomatis IgA Abs                                                        [***]*
      9391C        Chlamydia trachomatis IgA Abs CSF                                                    [***]*
      9406         Chlamydia trachomatis IgG Abs [EIA]                                                  [***]*
      9406C        Chlamydia trachomatis IgG Abs [EIA] CSF                                              [***]*
      9401         Chlamydia trachomatis IgG, IgM & IgA Abs                                             [***]*
      9411         Chlamydia trachomatis IgM Abs [EIA]                                                  [***]*
      9411C        Chlamydia trachomatis IgM Abs [EIA] CSF                                              [***]*
      8046         Chlamydia trachomatis IgM Abs [MICRO-IF]                                             [***]*
      8036         Chlamydia trachomatis Total & IgM Abs                                                [***]*
      8041         Chlamydia trachomatis Total Abs                                                      [***]*
      4916         Chlordiazepoxide [Librium]                                                           [***]*
      5303         Chloride                                                                             [***]*
      3454         Cholesterol Evaluation                                                               [***]*
      3352         Cholesterol HDL                                                                      [***]*
      3350         Cholesterol, Total                                                                   [***]*
     3123PL        Cholinesterase Plasma                                                                [***]*
      3123R        Cholinesterase RBC                                                                   [***]*
      3123         Cholinesterase Serum                                                                 [***]*
      3952         Chromogranin-A                                                                       [***]*
      5832         Chromosome & FISH for Genetic Disorders Evaluation                                   [***]*
      5840         Chromosome Analysis: Acute Promyelo Leuk (15;17)                                     [***]*
      5822         Chromosome Analysis: Amniotic Fluid                                                  [***]*
      5834         Chromosome Analysis: bcr/abl Gene Rearrangement by FISH                              [***]*
      5814         Chromosome Analysis: Congenital Disorders, Blood                                     [***]*
      5830         Chromosome Analysis: FISH for Genetic Diseases                                       [***]*
      5800         Chromosome Analysis: Hematological Disorders I                                       [***]*
      5810         Chromosome Analysis: Hematological Disorders II                                      [***]*
      5836         Chromosome Analysis: HER-2/neu Gene Amplification                                    [***]*
      5742         Chromosome Analysis: KAL Gene Deletion                                               [***]*
      5806         Chromosome Analysis: Mosaicism                                                       [***]*
      5818         Chromosome Analysis: Products of Conception/Skin Biopsies                            [***]*
      5844         Chromosome Analysis: STS Gene Detection                                              [***]*
      5812         Chromosome Analysis: Trisomy 12 by FISH                                              [***]*
      5808         Chromosome Analysis: Trisomy 8 by FISH                                               [***]*
      5838         Chromosome Analysis: X and Y Prove for Opposite Sex Bone Marrow Transplant           [***]*
      1651         Chronic Fatigue & Immune Dysfunction Syndrome Evaluation                             [***]*
      1652         Chronic Fatigue & Immune Dysfunction Syndrome with NK Cell                           [***]*
      1040         Circulating Immune Complex Detector                                                  [***]*
      1040F        Circulating Immune Complex Detector Fluid                                            [***]*
     3970UR        Citrate Urine Random                                                                 [***]*
      3970U        Citrate, 24hr Urine                                                                  [***]*
      4962         Clomipramine [Anafranil] & Desmethylclomipramine                                     [***]*
      4918         Clonazepam                                                                           [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      2411         Clostridium difficile Culture                                                        [***]*
      7672         Clostridium difficile Culture & Toxin Evaluation                                     [***]*
      7691         Clostridium difficile Toxin A Detection                                              [***]*
      2412         Clostridium difficile Toxin B Detection                                              [***]*
      7670         Clostridium difficile Toxin Evaluation                                               [***]*
      4964         Clozapine Plasma                                                                     [***]*
      4118U        Cocaine Metabolites Urine                                                            [***]*
      8321         Coccidioides IgG Abs                                                                 [***]*
      8321C        Coccidioides IgG Abs CSF                                                             [***]*
      8331         Coccidioides IgG, IgM & IgA Abs                                                      [***]*
      8331C        Coccidioides IgG, IgM & IgA Abs CSF                                                  [***]*
      8316         Coccidioides IgM Abs                                                                 [***]*
      8316C        Coccidioides IgM Abs CSF                                                             [***]*
      2526         Coccidioides Total Abs [CF]                                                          [***]*
      2526C        Coccidioides Total Abs [CF] CSF                                                      [***]*
      2332         Coccidioides Total Abs [DD]                                                          [***]*
      2332C        Coccidioides Total Abs [DD] CSF                                                      [***]*
      9166         Coccidioides Total Abs [LPA]                                                         [***]*
      2030         Coccidioides Total Abs Evaluation                                                    [***]*
      9026         Cold Agglutinins                                                                     [***]*
      1476         Collagen Type I & IV IgG Autoabs                                                     [***]*
      1477         Collagen Type I IgG Autoabs                                                          [***]*
      1474         Collagen Type II IgG Autoabs                                                         [***]*
      1478         Collagen Type IV IgG Autoabs                                                         [***]*
      8636         Colorado Tick Fever Total Abs                                                        [***]*
      3024         Colorectal Cancer Monitor                                                            [***]*
     3024SR        Colorectal Cancer Monitor w/Serial Graphics                                          [***]*
      5902         Complement Deficiency Detector Evaluation                                            [***]*
      1020         Complement Evaluation                                                                [***]*
      1021         Complement Evaluation Plus CH50                                                      [***]*
      1531         Complement Functional Activity: C1 Esterase Inhibitor                                [***]*
      1942         Complement Functional Activity: C2                                                   [***]*
      1944         Complement Functional Activity: C3                                                   [***]*
      1946         Complement Functional Activity: C4                                                   [***]*
      1948         Complement Functional Activity: C5                                                   [***]*
      1950         Complement Functional Activity: C6                                                   [***]*
      1952         Complement Functional Activity: C7                                                   [***]*
      1954         Complement Functional Activity: C8                                                   [***]*
      1956         Complement Functional Activity: C9                                                   [***]*
      1600F        Complement Functional Activity: Total CH50 Body Fluid                                [***]*
     1600SF        Complement Functional Activity: Total CH50 Synovial Fluid                            [***]*
      1020F        Complement Panel Fluid                                                               [***]*
      1530         Complement Protein Concentration: C1 Esterase Inhibitor                              [***]*
      1615         Complement Protein Concentration: C1q                                                [***]*
      1615F        Complement Protein Concentration: C1q Fluid                                          [***]*
      1605         Complement Protein Concentration: C2                                                 [***]*
      1501         Complement Protein Concentration: C3                                                 [***]*
      1501F        Complement Protein Concentration: C3 Body Fluid                                      [***]*
      1504         Complement Protein Concentration: C4                                                 [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      1504F        Complement Protein Concentration: C4 Fluid                                           [***]*
      1610         Complement Protein Concentration: C5                                                 [***]*
      1938         Complement Protein Concentration: C5a                                                [***]*
      1976         Complement Protein Concentration: C6                                                 [***]*
      1978         Complement Protein Concentration: C7                                                 [***]*
      1980         Complement Protein Concentration: C8                                                 [***]*
      1982         Complement Protein Concentration: C9                                                 [***]*
      1511         Complement Protein Concentration: Factor B                                           [***]*
      1511F        Complement Protein Concentration: Factor B Fluid                                     [***]*
      1984         Complement Protein Concentration: Factor H                                           [***]*
      1986         Complement Protein Concentration: Factor I                                           [***]*
      1988         Complement Protein Concentration: Properdin                                          [***]*
      1486         Complement Split Product Concentration: C3a                                          [***]*
      1486C        Complement Split Product Concentration: C3a CSF                                      [***]*
      1968         Complement Split Product Concentration: Factor Bb Fragment                           [***]*
      1998         Complement Split Product Concentration: iC3b                                         [***]*
      1992         Complement Split Product Concentration: SC5b-9 Complex                               [***]*
      1992C        Complement Split Product Concentration: SC5b-9 Complex CSF                           [***]*
      1960         Complement: AH50 Total Functional Activity Alternate Pathway                         [***]*
      1962         Complement: Alternate Pathway Function                                               [***]*
      1994         Complement: C1r:C1s:C1 Inhibitor Complex                                             [***]*
      1723         Complement: C3 & C4 Nephritic Factors Evaluation                                     [***]*
      1612         Complement: C3 Nephritic Factor                                                      [***]*
      1996         Complement: C3b:Bb:Properdin Complex                                                 [***]*
      1365         Complement: C4 Allotyping                                                            [***]*
      1995         Complement: C4 Binding Protein                                                       [***]*
      1721         Complement: C4 Nephritic Factor                                                      [***]*
      1990         Complement: C4d/C4 Ratio                                                             [***]*
      1600         Complement: CH50 Total Functional Activity, Classic Pathway                          [***]*
      5111         Complete Blood Count & Differential                                                  [***]*
      5110         Complete Blood Count, Platelet Count & Differential                                  [***]*
      3265         Congenital Adrenal Hyperplasia Evaluation                                            [***]*
      1402         Conglutinin Solid Phase Immune Complex Assay                                         [***]*
      1402F        Conglutinin Solid Phase Immune Complex Assay Fluid                                   [***]*
      4870U        Copper 24hr Urine                                                                    [***]*
      4859         Copper Liver Tissue                                                                  [***]*
     4870PL        Copper Plasma                                                                        [***]*
      4870R        Copper RBC                                                                           [***]*
      4870         Copper Serum                                                                         [***]*
     4870UR        Copper Urine Random                                                                  [***]*
      3128         Cortisol                                                                             [***]*
     3128UR        Cortisol Free Urine Random                                                           [***]*
      3136         Cortisol Plasma                                                                      [***]*
      3128U        Cortisol, Free 24hr Urine                                                            [***]*
      2407         Corynebacterium diphtheriae Culture                                                  [***]*
      9371         Coxiella burnetii IgG Abs, Phase 1 & 2                                               [***]*
      9371C        Coxiella burnetii IgG Abs, Phase 1 & 2 CSF                                           [***]*
      9381         Coxiella burnetii IgG, IgM, & IgA Abs, Phase 1 & 2                                   [***]*
      9381C        Coxiella burnetii IgG, IgM, & IgA Abs, Phase 1 & 2 CSF                               [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      9376         Coxiella burnetii IgM Abs, Phase 1 & 2                                               [***]*
      9376C        Coxiella burnetii IgM Abs, Phase 1 & 2 CSF                                           [***]*
      2546         Coxsackievirus A & B Abs Evaluation                                                  [***]*
      2546C        Coxsackievirus A & B Abs Evaluation CSF                                              [***]*
      2536         Coxsackievirus A Abs, Serotypes 7,9,10,16                                            [***]*
      2536C        Coxsackievirus A Abs, Serotypes 7,9,10,16 CSF                                        [***]*
      2541         Coxsackievirus B Abs, Serotypes 1-6                                                  [***]*
      2541C        Coxsackievirus B Abs, Serotypes 1-6 CSF                                              [***]*
      3140         C-Peptide                                                                            [***]*
      3140U        C-Peptide Urine                                                                      [***]*
      1535         C-Reactive Protein                                                                   [***]*
      1535C        C-Reactive Protein CSF                                                               [***]*
      1536         C-Reactive Protein UltraQuant                                                        [***]*
      3852         Creatine Kinase-MB Mass & Relative Index                                             [***]*
      3976         Creatine Phosphokinase                                                               [***]*
      1320         Creatinine                                                                           [***]*
      1320U        Creatinine 24hr Urine                                                                [***]*
      1322         Creatinine Clearance                                                                 [***]*
      2490         Creutzfeldt-Jakob Disease DetectR                                                    [***]*
      1151         Cryofibrinogen                                                                       [***]*
      1152         Cryofibrinogenemia Reflexive Evaluation                                              [***]*
      1150         Cryofibrinogens with Reflex                                                          [***]*
      1156         Cryoglobulin                                                                         [***]*
      1158         Cryoglobulin & Cryofibrinogen                                                        [***]*
      1157         Cryoglobulinemia Reflexive Evaluation                                                [***]*
      1155         Cryoglobulins with Reflex                                                            [***]*
      9099         Cryptococcus Abs                                                                     [***]*
      9099C        Cryptococcus Abs CSF                                                                 [***]*
      9189         Cryptococcus Ag                                                                      [***]*
      9189C        Cryptococcus Ag CSF                                                                  [***]*
      9189U        Cryptococcus Ag Urine                                                                [***]*
      2439         Cryptosporidium Ag Detection                                                         [***]*
      4313         Cyclosporine A [HPLC]                                                                [***]*
      4311         Cyclosporine A and Metabolites Whole Blood [FPIA]                                    [***]*
      1138         Cystatin C                                                                           [***]*
      9816         Cysticercus IgG Abs                                                                  [***]*
      9816C        Cysticercus IgG Abs CSF                                                              [***]*
     9816CS        Cysticercus IgG Abs Evaluation [Serum & CSF]                                         [***]*
      5917         Cytokeratin Autoabs                                                                  [***]*
      2421         Cytomegalovirus Ag Detection                                                         [***]*
      8562         Cytomegalovirus CNS Infection AccuDx                                                 [***]*
      2418         Cytomegalovirus Culture                                                              [***]*
      7575         Cytomegalovirus DNA Detector                                                         [***]*
      9430         Cytomegalovirus DNA UltraQuant                                                       [***]*
     9430SR        Cytomegalovirus DNA Ultraquant w/Serial Graphics                                     [***]*
      9436         Cytomegalovirus IgG & IgM Abs                                                        [***]*
      9436C        Cytomegalovirus IgG & IgM Abs CSF                                                    [***]*
      9431         Cytomegalovirus IgG Abs                                                              [***]*
      9431C        Cytomegalovirus IgG Abs CSF                                                          [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      8560         Cytomegalovirus IgG Antibody Index                                                   [***]*
      2486         Cytomegalovirus IgM Abs                                                              [***]*
      2486C        Cytomegalovirus IgM Abs CSF                                                          [***]*
      2106U        Cytomegalovirus Immediate-early Ag Urine                                             [***]*
      2106         Cytomegalovirus Immediate-early Ag Whole Blood                                       [***]*
      2551         Cytomegalovirus Total Abs                                                            [***]*
      2551C        Cytomegalovirus Total Abs CSF                                                        [***]*
      4200         D-Dimer                                                                              [***]*
      3146         Dehydroepiandrosterone                                                               [***]*
      3150         Dehydroepiandrosterone-Sulfate                                                       [***]*
      4956         Delavirdine MonitR                                                                   [***]*
      7646         Dengue Virus IgM Abs                                                                 [***]*
      7646C        Dengue Virus IgM Abs CSF                                                             [***]*
      7602         Dengue Virus RNA DetectR/Speciator Types 1-4                                         [***]*
      7601         Dengue Virus Total Abs                                                               [***]*
      7601C        Dengue Virus Total Abs CSF                                                           [***]*
      3973         Deoxypyridinoline Cross-links                                                        [***]*
      4920         Desalkylflurazepam                                                                   [***]*
      4922         Desipramine [Norpramin]                                                              [***]*
      1031         Diabetes Evaluation                                                                  [***]*
      1032         Diabetes Mellitus Autoantibody Evaluation                                            [***]*
      1036         Diabetes, Genetic Evaluation                                                         [***]*
      4926         Diazepam [Valium]                                                                    [***]*
      4957         Didanosine (ddI) MonitR                                                              [***]*
      4120         Digitoxin                                                                            [***]*
      4122         Digoxin                                                                              [***]*
      1415P        Diphtheria Toxoid IgG Abs Pre/Post Vaccination                                       [***]*
      1415         Diphtheria Toxoid IgG Abs Single Serum                                               [***]*
      3351         Direct LDL                                                                           [***]*
      3127         Disaccharidases                                                                      [***]*
      4124         Disopyramide                                                                         [***]*
      5980         Disseminated Intravascular Coagulopathy Evaluation                                   [***]*
     5400NI        DNA Analysis [FC, No Interpretation]                                                 [***]*
     5402NI        DNA Analysis [IA, No Interpretation]                                                 [***]*
      1201         DNA Autoabs, Double-stranded                                                         [***]*
      1290         DNA Autoabs, Single-stranded                                                         [***]*
      1203         DNA Autoantibodies (Crithidia), double stranded                                      [***]*
      5402         DNA Ploidy                                                                           [***]*
      5400U        DNA Ploidy & Cell Cycle Analysis Bladder/Urine                                       [***]*
     5400BK        DNA Ploidy & Cell Cycle Analysis Block                                               [***]*
     5400FZ        DNA Ploidy & Cell Cycle Analysis Frozen                                              [***]*
      4924         Doxepin & Nordoxepin                                                                 [***]*
      4125         Drugs of Abuse Screen Serum                                                          [***]*
      4125U        Drugs of Abuse Screen Urine                                                          [***]*
      8181         Eastern Equine Encephalitis IgM Abs                                                  [***]*
      8181C        Eastern Equine Encephalitis IgM Abs CSF                                              [***]*
      7840         Eastern Equine Encephalitis IgM Antibody Index                                       [***]*
      8936         Eastern Equine Encephalitis Total Abs                                                [***]*
      8936C        Eastern Equine Encephalitis Total Abs CSF                                            [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      8451         Echinococcus IgG Abs                                                                 [***]*
      8451C        Echinococcus IgG Abs CSF                                                             [***]*
      8456         Echinococcus IgG, IgM & IgE Abs                                                      [***]*
      2566         Echovirus Abs, Serotypes 4,9,11 & 30                                                 [***]*
      2566C        Echovirus Abs, Serotypes 4,9,11 & 30 CSF                                             [***]*
      7848         Ehrlichia chaffeensis (HME) & E. equi (HGE) IgG & IgM Abs Ev                         [***]*
      7851         Ehrlichia chaffeensis (HME) IgG & IgM Abs,                                           [***]*
     7848NY        Ehrlichia chaffeensis(HME) & E. equi(HGE) IgG & IgM Abs - NY                         [***]*
      7844         Ehrlichia equi IgG & IgM (HGE) Abs                                                   [***]*
      7844C        Ehrlichia equi IgG & IgM (HGE) Abs CSF                                               [***]*
     7844NY        Ehrlichia equi IgG & IgM Abs, HGE New York                                           [***]*
      7846         Ehrlichiosis (Granulocytic) & Lyme Disease Evaluation                                [***]*
      1225         EJ Autoantibodies                                                                    [***]*
      5316         Electrolyte Panel                                                                    [***]*
      1580         Electrophoresis, Protein                                                             [***]*
      1580C        Electrophoresis, Protein CSF                                                         [***]*
      1580U        Electrophoresis, Protein Urine Random                                                [***]*
      2726         Encephalitis Viral Abs                                                               [***]*
      2726C        Encephalitis Viral Abs CSF                                                           [***]*
      1191         Endomysial IgA Autoabs                                                               [***]*
      3624C        Endotoxin CSF                                                                        [***]*
      3624F        Endotoxin Fluid                                                                      [***]*
      3624         Endotoxin Plasma                                                                     [***]*
      5695         Entamoeba histolytica Ag Detection                                                   [***]*
      1346         Entamoeba histolytica IgG Abs                                                        [***]*
      8441         Entamoeba histolytica IgG, IgM & IgA Abs                                             [***]*
      8441C        Entamoeba histolytica IgG, IgM & IgA Abs CSF                                         [***]*
      2650         Enterovirus RNA DetectR                                                              [***]*
      2651         Enterovirus RNA DetectR reflex to Speciation                                         [***]*
      3904         Eosinophil Cationic Protein                                                          [***]*
      3270U        Epinephrine 24hr Urine                                                               [***]*
      3270         Epinephrine Plasma                                                                   [***]*
      7583         Epstein-Barr Virus DNA Detector                                                      [***]*
      7584         Epstein-Barr Virus DNA UltraQuant                                                    [***]*
     7584PL        Epstein-Barr Virus DNA UltraQuant Plasma                                             [***]*
      2131         Epstein-Barr Virus Early Ag (EA) IgA Abs                                             [***]*
      2131F        Epstein-Barr Virus Early Ag (EA) IgA Abs Fluid                                       [***]*
      2126F        Epstein-Barr Virus Early Ag (EA) IgG Abs, diff/rest Fluid                            [***]*
      2126         Epstein-Barr Virus Early Ag (EA) IgG Abs, diff/rest patterns                         [***]*
      2211         Epstein-Barr Virus Evaluation                                                        [***]*
      2211F        Epstein-Barr Virus Evaluation, Fluid                                                 [***]*
      2266         Epstein-Barr Virus Nuclear Ag (EBNA) IgG Abs                                         [***]*
      2266F        Epstein-Barr Virus Nuclear Ag (EBNA) IgG Abs Fluid                                   [***]*
      2271         Epstein-Barr Virus Nuclear Ag (EBNA) IgM Abs                                         [***]*
      2271F        Epstein-Barr Virus Nuclear Ag (EBNA) IgM Abs Fluid                                   [***]*
      8981         Epstein-Barr Virus Viral Capsid Ag (VCA) IgA Abs                                     [***]*
      8981F        Epstein-Barr Virus Viral Capsid Ag (VCA) IgA Abs Fluid                               [***]*
      2122         Epstein-Barr Virus Viral Capsid Ag (VCA) IgG & IgM Abs                               [***]*
      2116         Epstein-Barr Virus Viral Capsid Ag (VCA) IgG Abs                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      2116F        Epstein-Barr Virus Viral Capsid Ag (VCA) IgG Abs Fluid                               [***]*
      2121         Epstein-Barr Virus Viral Capsid Ag (VCA) IgM Abs                                     [***]*
      2121F        Epstein-Barr Virus Viral Capsid Ag (VCA) IgM Abs Fluid                               [***]*
      5180         Erythrocyte Sedimentation Rate                                                       [***]*
      1160         Erythropoietin                                                                       [***]*
      5640         Escherichia coli 0157:H7 Culture Confirmation                                        [***]*
      5642         Escherichia coli Enteroinvasive Toxin                                                [***]*
      5639         Escherichia coli Enteropathogenic Stool Culture                                      [***]*
      5645         Escherichia coli Enteropathogenic Toxin                                              [***]*
      5643         Escherichia coli Enterotoxigenic Toxin                                               [***]*
      2381         Escherichia coli K1 / N. meningitidis Type B Ag                                      [***]*
      5641         Escherichia coli Pathogenicity Evaluation for Diarrhea                               [***]*
      5644         Escherichia coli Verotoxin                                                           [***]*
      3155         Estradiol                                                                            [***]*
      3158         Estriol, Total                                                                       [***]*
      3158U        Estriol, Total 24hr Urine                                                            [***]*
      3156         Estriol, Unconjugated                                                                [***]*
      1830         Estrogen & Progesterone Receptor Paraffin [IHC]                                      [***]*
      1831         Estrogen Receptor                                                                    [***]*
      3164         Estrogens, Total                                                                     [***]*
      3154         Estrone                                                                              [***]*
      4126         Ethosuximide                                                                         [***]*
      1210         Extractable Nuclear Ag (ENA) IgG Autoabs                                             [***]*
      5920         F-actin IgG Autoabs                                                                  [***]*
      5983         Factor Deficiency Detector                                                           [***]*
      1941         Factor II Activity                                                                   [***]*
      1949         Factor IX Activity                                                                   [***]*
      1964         Factor IX Ag                                                                         [***]*
      1943         Factor V Activity                                                                    [***]*
      1966         Factor V Mutation (Leiden)                                                           [***]*
      1945         Factor VII Activity                                                                  [***]*
      1947         Factor VIII Activity                                                                 [***]*
      1967         Factor VIII Inactivator                                                              [***]*
      1951         Factor X Activity                                                                    [***]*
      1965         Factor X Ag                                                                          [***]*
      1953         Factor XI Activity                                                                   [***]*
      1955         Factor XII Activity                                                                  [***]*
      1957         Factor XIII Activity Qual w/ reflex Quantitation                                     [***]*
      8426         Fasciola IgG & IgM Abs                                                               [***]*
      8426C        Fasciola IgG & IgM Abs CSF                                                           [***]*
      8421         Fasciola IgG Abs [EIA]                                                               [***]*
      8421C        Fasciola IgG Abs CSF                                                                 [***]*
      9101         Febrile Agglutinins                                                                  [***]*
      4426         Fecal Fat (Lipids), Qualitative                                                      [***]*
      4428         Fecal Fat Acid Steatocrit                                                            [***]*
      4427         Fecal Fat, Quantitative                                                              [***]*
      2960         Fecal Leukocytes                                                                     [***]*
      3170         Ferritin                                                                             [***]*
      1440         Fetal Fibronectin                                                                    [***]*

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  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      4204         Fibrin Monomer, Soluble                                                              [***]*
      4208         Fibrin Split Products                                                                [***]*
      1426         Fibrinogen                                                                           [***]*
      5977         Fibrinolysis Evaluation                                                              [***]*
      12990        Fibroblast Culture                                                                   [***]*
      9301         Filaria IgG & IgM Abs                                                                [***]*
      9301C        Filaria IgG & IgM Abs CSF                                                            [***]*
      2360         Filaria Organism Detection                                                           [***]*
      4921         Flecainide [FPIA]                                                                    [***]*
      4904         Fluconazole                                                                          [***]*
      4950         Fluoxetine & Norfluoxetine [Prozac]                                                  [***]*
      3522         Folate                                                                               [***]*
      3522B        Folate RBC                                                                           [***]*
      3174         Follicle-Stimulating Hormone                                                         [***]*
      2020         Follicle-Stimulating Hormone & Luteinizing Hormone Eval                              [***]*
      5362         Fragile X DNA Probe Analysis [SB/PCR]                                                [***]*
      5364         Fragile X DNA Probe Analysis with Chromosome Analysis                                [***]*
      8171         Francisella tularensis IgG, IgM & IgA Abs                                            [***]*
      8171C        Francisella tularensis IgG, IgM & IgA Abs CSF                                        [***]*
      8166         Francisella tularensis Total Abs [Agglutinins]                                       [***]*
      3934         Fructosamine                                                                         [***]*
      2731         Fungal Abs [CF]                                                                      [***]*
      2731C        Fungal Abs [CF] CSF                                                                  [***]*
      7221C        Fungal Abs [EIA] CSF                                                                 [***]*
      2780         Fungal Antibody Panel: Invasive                                                      [***]*
      2785         Fungal Antibody Panel: Opportunistic                                                 [***]*
      2785C        Fungal Antibody Panel: Opportunistic CSF                                             [***]*
      2790         Fungal Antibody Panel: Systemic                                                      [***]*
      2790C        Fungal Antibody Panel: Systemic CSF                                                  [***]*
      7221         Fungal IgG & IgM Abs [EIA]                                                           [***]*
      7224         Fungal IgG Abs                                                                       [***]*
      7224C        Fungal IgG Abs CSF                                                                   [***]*
      5322         Fungus Culture & Stain                                                               [***]*
      5779         Fungus Culture: Yeast Screen                                                         [***]*
      5324         Fungus Identification                                                                [***]*
      5690         Fungus Identification, Exoantigen                                                    [***]*
      2940         Fungus Identification, rRNA                                                          [***]*
      2941         Fungus Stain                                                                         [***]*
     5662FC        Fungus Susceptibility: Custom MIC & MFC-5-Fluorocytosine                             [***]*
     5662AM        Fungus Susceptibility: Custom MIC & MFC-Amphotericin B                               [***]*
     5662FL        Fungus Susceptibility: Custom MIC & MFC-Fluconazole                                  [***]*
     5662IT        Fungus Susceptibility: Custom MIC & MFC-Itraconazole                                 [***]*
     5662KE        Fungus Susceptibility: Custom MIC & MFC-Ketoconazole                                 [***]*
     5662MI        Fungus Susceptibility: Custom MIC & MFC-Miconazole                                   [***]*
     5661FC        Fungus Susceptibility: Custom MIC-5-Fluorocytosine                                   [***]*
     5661AM        Fungus Susceptibility: Custom MIC-Amphotericin B                                     [***]*
     5661FL        Fungus Susceptibility: Custom MIC-Fluconazole                                        [***]*
     5661IT        Fungus Susceptibility: Custom MIC-Itraconazole                                       [***]*
     5661KE        Fungus Susceptibility: Custom MIC-Ketoconazole                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
     5661MI        Fungus Susceptibility: Custom MIC-Miconazole                                         [***]*
      5660         Fungus Susceptibility: MIC Panel                                                     [***]*
      8476         FUO Ab PANEL                                                                         [***]*
      3364         Gabapentin                                                                           [***]*
      4011         Ganglioside Asialo-GM1 Autoabs                                                       [***]*
      4011C        Ganglioside Asialo-GM1 Autoabs CSF                                                   [***]*
      4056         Ganglioside Autoabs Evaluation                                                       [***]*
      4006         Ganglioside GD1a Autoabs                                                             [***]*
      4041         Ganglioside GD1b Autoabs                                                             [***]*
      4041C        Ganglioside GD1b Autoabs CSF                                                         [***]*
      4058         Ganglioside GM1 Triple Evaluation                                                    [***]*
      4043         Ganglioside GQ1b Autoabs                                                             [***]*
      1441         Ganglioside Monosialic Acid Autoabs                                                  [***]*
      1441C        Ganglioside Monosialic Acid Autoabs CSF                                              [***]*
      5778         Gardnerella vaginalis & Grp B Streptococcus Culture Screen                           [***]*
      1599         Gastric pH                                                                           [***]*
      3176         Gastrin                                                                              [***]*
      4901         Gentamicin                                                                           [***]*
      4901P        Gentamicin Peak & Trough                                                             [***]*
      5302         GGT                                                                                  [***]*
      2473         Giardia / Cryptosporidium Ag Detection [DFA]                                         [***]*
      7526         Giardia / Cryptosporidium Ag Detection [EIA]                                         [***]*
      7760         Giardia lamblia Ag Detection                                                         [***]*
      7726         Giardia lamblia IgG Abs                                                              [***]*
      7751         Giardia lamblia IgG, IgM & IgA Abs                                                   [***]*
      7751C        Giardia lamblia IgG, IgM & IgA Abs CSF                                               [***]*
      7762         Giardiasis Evaluation                                                                [***]*
      2948         Giemsa Stain                                                                         [***]*
      1286         Gliadin IgA Abs                                                                      [***]*
      1266         Gliadin IgG & IgA Abs                                                                [***]*
      1261         Gliadin IgG Abs                                                                      [***]*
      1136         Glomerular Basement Membrane IgG Autoabs                                             [***]*
      3616         Glucagon                                                                             [***]*
      5301         Glucose                                                                              [***]*
      5297         Glucose 2 hour Post Prandial                                                         [***]*
      5295         Glucose 2 hour Post Tolerance                                                        [***]*
      1398         Glucose-6-Phosphate Dehydrogenase [G-6-PDH]                                          [***]*
      3565         Glutathione Peroxidase                                                               [***]*
      1693         Glycophorin-A                                                                        [***]*
      3181         Glycosylated Albumin                                                                 [***]*
      2438         Gram Stain                                                                           [***]*
      1622         Granulocyte Autoabs                                                                  [***]*
      1621         Granulocyte Colony Stimulating Factor                                                [***]*
      3182         Growth Hormone                                                                       [***]*
      2955         Haemophilus ducreyi Culture                                                          [***]*
      9606         Haemophilus influenzae b Ag                                                          [***]*
      9606C        Haemophilus influenzae b Ag CSF                                                      [***]*
      9606U        Haemophilus influenzae b Ag Urine                                                    [***]*
      9861P        Haemophilus influenzae b IgG Abs Pre/Post Vaccination                                [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      9861         Haemophilus influenzae b IgG Abs Single Serum                                        [***]*
      5637         Haemophilus influenzae Serotyping                                                    [***]*
      7506         Hantavirus Hantaan & Puumala IgG & IgM Abs                                           [***]*
      7507         Hantavirus Hantaan & Puumala IgG Abs                                                 [***]*
      7508         Hantavirus Hantaan & Puumala IgM Abs                                                 [***]*
      7501         Hantavirus Hantaan IgG & IgM Abs                                                     [***]*
      7496         Hantavirus Puumala IgG & IgM Abs                                                     [***]*
      1517         Haptoglobin                                                                          [***]*
      4080U        Heavy Metal Screen 24hr Urine                                                        [***]*
      4080W        Heavy Metal Screen Blood                                                             [***]*
     4080UR        Heavy Metal Screen Urine Random                                                      [***]*
      2403         Helicobacter pylori Culture                                                          [***]*
      7458         Helicobacter pylori Cytotoxin A IgG Abs                                              [***]*
      7744         Helicobacter pylori Evaluation                                                       [***]*
      7742         Helicobacter pylori EvaluatR                                                         [***]*
      7986         Helicobacter pylori IgA Abs                                                          [***]*
      7761         Helicobacter pylori IgG Abs                                                          [***]*
      7460         Helicobacter pylori IgG, IgM & IgA Abs and Cytotoxin A IgG                           [***]*
      7741         Helicobacter pylori IgG, IgM, & IgA Abs                                              [***]*
      7736         Helicobacter pylori IgM Abs                                                          [***]*
      2443         Helicobacter pylori Specific Ag                                                      [***]*
      7481         Helicobacter pylori Total Abs                                                        [***]*
      5369         Hemochromatosis DNA Probe Analysis, Hereditary                                       [***]*
      5116         Hemoglobin                                                                           [***]*
      5112         Hemoglobin & Hematocrit                                                              [***]*
      4972         Hemoglobin A1c, Quantitative [HPLC]                                                  [***]*
      4974         Hemoglobin A2, Quantitative                                                          [***]*
      4976         Hemoglobin F, Quant                                                                  [***]*
      4978         Hemoglobin S Screen                                                                  [***]*
      4982         Hemoglobin Variant Screen                                                            [***]*
      5964         Hemophilia A Carrier Screen                                                          [***]*
      5969         Hemophilia B Carrier Screen                                                          [***]*
      5943         Heparin Antifactor Xa                                                                [***]*
      5998         Heparin Co-factor II [HCII]                                                          [***]*
      5318         Hepatic Function Panel                                                               [***]*
      7756         Hepatitis A & B Virus Acute Evaluation                                               [***]*
      2463         Hepatitis A & B Virus Evaluation                                                     [***]*
      2451         Hepatitis A Virus IgM Abs                                                            [***]*
      2460         Hepatitis A Virus Total & IgM Abs                                                    [***]*
      2450         Hepatitis A Virus Total Abs                                                          [***]*
      2450R        Hepatitis A Virus Total Abs w/reflex IgM                                             [***]*
      2464         Hepatitis A, B, & C Virus Evaluation                                                 [***]*
      7758         Hepatitis A, B, & C Virus Post Exposure Panel                                        [***]*
      2457         Hepatitis B Virus Core IgM Abs                                                       [***]*
      2452         Hepatitis B Virus Core Total Abs                                                     [***]*
      2476         Hepatitis B Virus Core Total Abs w/ reflex IgM                                       [***]*
      8141         Hepatitis B Virus DNA Detector                                                       [***]*
      8143         Hepatitis B Virus DNA Quantitation by Branched DNA                                   [***]*
      8137         Hepatitis B Virus DNA UltraQuant                                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      2461         Hepatitis B Virus Evaluation                                                         [***]*
      2448         Hepatitis B Virus Surface Ab Quantitation                                            [***]*
      2454         Hepatitis B Virus Surface Ag                                                         [***]*
      2449         Hepatitis B Virus Surface Ag Neutralization                                          [***]*
      2470         Hepatitis B Virus Surface Ag without confirmation                                    [***]*
      2453         Hepatitis B Virus Surface Total Abs                                                  [***]*
      2456         Hepatitis Be Virus Ag                                                                [***]*
      2462         Hepatitis Be Virus Antigen/Antibody Evaluation                                       [***]*
      2455         Hepatitis Be Virus Total Abs                                                         [***]*
      2447         Hepatitis C Virus Abs RIBA Confirmation                                              [***]*
      2447B        Hepatitis C Virus Abs RIBA Confirmation + bands                                      [***]*
      7473         Hepatitis C Virus GenotypR                                                           [***]*
      2446         Hepatitis C Virus IgG Abs                                                            [***]*
      2445         Hepatitis C Virus IgG Abs w/ reflex RIBA                                             [***]*
      2445B        Hepatitis C Virus IgG Abs w/ reflex RIBA + bands                                     [***]*
      7491         Hepatitis C Virus RIBA Evaluation + reflex PCR                                       [***]*
      7491B        Hepatitis C Virus RIBA Evaluation with reflex PCR                                    [***]*
      7486         Hepatitis C Virus RNA AccuQuant                                                      [***]*
      7476         Hepatitis C Virus RNA AccuQuant reflex GenotypR                                      [***]*
     7476SR        Hepatitis C Virus RNA AccuQuant rflx GenotypR w/Serial Graph                         [***]*
     7486SR        Hepatitis C Virus RNA AccuQuant w/Serial Graphics                                    [***]*
      7518         Hepatitis C Virus RNA Detector with reflex Quant                                     [***]*
      7516         Hepatitis C Virus RNA DetectR                                                        [***]*
      7472         Hepatitis C Virus RNA Quantitation by Branched DNA                                   [***]*
     7576SR        Hepatitis C Virus RNA UltaQuant w/Serial Graphics                                    [***]*
      7576         Hepatitis C Virus RNA UltraQuant                                                     [***]*
      7578         Hepatitis C Virus RNA UltraQuant reflex HCV GenotypR                                 [***]*
      8131         Hepatitis Delta Virus Ag                                                             [***]*
      2459         Hepatitis Delta Virus IgM Abs                                                        [***]*
      7514         Hepatitis Delta Virus RNA DetectR by PCR                                             [***]*
      2465         Hepatitis Delta Virus Total & IgM Abs                                                [***]*
      2458         Hepatitis Delta Virus Total Abs                                                      [***]*
      2467         Hepatitis E IgG                                                                      [***]*
      2466         Hepatitis E IgG & IgM Evaluation                                                     [***]*
      2469         Hepatitis E IgM                                                                      [***]*
      2468         Hepatitis G Virus RNA DetectR                                                        [***]*
      5842         HER-2/neu IHC and FISH                                                               [***]*
      5846         HER-2/neu IHC reflex to FISH                                                         [***]*
      5965         Hereditary Thrombosis Screen A, No Heparin or Coumadin                               [***]*
      5966         Hereditary Thrombosis Screen B, Patients on Coumadin                                 [***]*
      7581         Herpes Simplex Virus DNA DetectR                                                     [***]*
      9474         Herpes Simplex Virus DNA UltraQuant                                                  [***]*
      9517         Herpes Simplex Virus Encephalitis AccuDx                                             [***]*
      9515         Herpes Simplex Virus IgG Antibody Index                                              [***]*
      9491         Herpes Simplex Virus SeroDx, Types 1 & 2-specific IgG Abs                            [***]*
      2571         Herpes Simplex Virus Total Abs [CF]                                                  [***]*
      2571C        Herpes Simplex Virus Total Abs CSF [CF]                                              [***]*
      9476         Herpes Simplex Virus Type 1 IgG & IgM Abs                                            [***]*
      9476C        Herpes Simplex Virus Type 1 IgG & IgM Abs CSF                                        [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      9451         Herpes Simplex Virus Type 1 IgG Abs                                                  [***]*
      9451C        Herpes Simplex Virus Type 1 IgG Abs CSF                                              [***]*
      9456         Herpes Simplex Virus Type 1 IgM Abs                                                  [***]*
      9456C        Herpes Simplex Virus Type 1 IgM Abs CSF                                              [***]*
      9481         Herpes Simplex Virus Type 2 IgG & IgM Abs                                            [***]*
      9481C        Herpes Simplex Virus Type 2 IgG & IgM Abs CSF                                        [***]*
      9461         Herpes Simplex Virus Type 2 IgG Abs                                                  [***]*
      9461C        Herpes Simplex Virus Type 2 IgG Abs CSF                                              [***]*
      9466         Herpes Simplex Virus Type 2 IgM Abs                                                  [***]*
      9466C        Herpes Simplex Virus Type 2 IgM Abs CSF                                              [***]*
      9496         Herpes Simplex Virus Types 1 & 2 AccuDx [EIA]                                        [***]*
      2426         Herpes Simplex Virus Types 1 & 2 Ag Detection [DFA]                                  [***]*
      2402         Herpes Simplex Virus Types 1 & 2 Culture                                             [***]*
      8051         Herpes Simplex Virus Types 1 & 2 IgG & IgM Abs                                       [***]*
      8051C        Herpes Simplex Virus Types 1 & 2 IgG & IgM Abs CSF                                   [***]*
      9446         Herpes Simplex Virus Types 1 & 2 IgG Abs                                             [***]*
      9446C        Herpes Simplex Virus Types 1 & 2 IgG Abs CSF                                         [***]*
      9471         Herpes Simplex Virus Types 1 & 2 IgM Abs                                             [***]*
      9471C        Herpes simplex Virus Types 1 & 2 IgM Abs CSF                                         [***]*
      7494         Herpesvirus-6 Human DNA DetectR                                                      [***]*
      7776         Herpesvirus-6 Human Early Ag IgG & IgM Abs                                           [***]*
      7776C        Herpesvirus-6 Human Early Ag IgG & IgM Abs CSF                                       [***]*
      7786         Herpesvirus-6 Human Early Ag IgG Abs                                                 [***]*
      7786C        Herpesvirus-6 Human Early Ag IgG Abs CSF                                             [***]*
      7796         Herpesvirus-6 Human Early Ag IgM Abs                                                 [***]*
      7796C        Herpesvirus-6 Human Early Ag IgM Abs CSF                                             [***]*
      7777         Herpesvirus-7, Human IgG & IgM Abs                                                   [***]*
      7775         Herpesvirus-7, Human IgG Abs                                                         [***]*
      7778         Herpesvirus-7, Human IgM Abs                                                         [***]*
      7784         Herpesvirus-8, Human Antibodies                                                      [***]*
      7785         Herpesvirus-8, Human DNA DetectR                                                     [***]*
      9095         Heterophile Agglutination                                                            [***]*
      3188         Hirsutism Evaluation, Female                                                         [***]*
      3354         Histamine                                                                            [***]*
      1140         Histone-DNA Complex IgG Autoabs                                                      [***]*
      2581         Histoplasma Abs [CF]                                                                 [***]*
      2581C        Histoplasma Abs [CF] CSF                                                             [***]*
      2334         Histoplasma Abs [DD]                                                                 [***]*
      2334C        Histoplasma Abs [DD] CSF                                                             [***]*
     8315UR        Histoplasma Antigen in Urine                                                         [***]*
      7587         Histoplasma DNA DetectR                                                              [***]*
      7705         Histoplasma IgG Antibody Index                                                       [***]*
      8311         Histoplasma IgG, IgM & IgA Abs                                                       [***]*
      8311C        Histoplasma IgG, IgM & IgA Abs CSF                                                   [***]*
      3015         HIV-1 & 2 IgG Abs Confirmation [IB]                                                  [***]*
      3015B        HIV-1 & 2 IgG Abs Confirmation [IB] + bands                                          [***]*
      3013B        HIV-1 Abs Confirmation + bands w/ reflex to HIV-2 + bands                            [***]*
      3012         HIV-1 Abs Confirmation Immunoblot                                                    [***]*
      3012B        HIV-1 Abs Confirmation Immunoblot + bands                                            [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
     3012NYB       HIV-1 Abs Confirmation Immunoblot + bands, New York                                  [***]*
      3012C        HIV-1 Abs Confirmation Immunoblot CSF                                                [***]*
     3012NY        HIV-1 Abs Confirmation Immunoblot, New York                                          [***]*
      9866         HIV-1 Ag Neutralization Confirmation Test                                            [***]*
      9866C        HIV-1 Ag Neutralization Confirmation Test CSF                                        [***]*
      9882         HIV-1 Ag without Neutralization                                                      [***]*
     5721AZT       HIV-1 Anti-Viral Drug Study: AZT IC50 Value                                          [***]*
     5721DDC       HIV-1 Anti-Viral Drug Study: ddC IC50 Value                                          [***]*
     5721DDI       HIV-1 Anti-Viral Drug Study: ddI IC50 Value                                          [***]*
      5723         HIV-1 Anti-Viral Drug Study: Phenotypic Resistance                                   [***]*
      5725         HIV-1 Culture, Qualitative                                                           [***]*
      5727         HIV-1 Culture, Quantitative                                                          [***]*
      5729         HIV-1 Culture, Quantitative Plasma                                                   [***]*
     9885NYP       HIV-1 DNA Detector New York Prognostic                                               [***]*
      9885         HIV-1 DNA DetectR                                                                    [***]*
      9885N        HIV-1 DNA DetectR Non-blood                                                          [***]*
      9848         HIV-1 Free & Total Ag                                                                [***]*
      9881         HIV-1 Free Ag                                                                        [***]*
      9881C        HIV-1 Free Ag CSF                                                                    [***]*
     9881NYD       HIV-1 Free Ag New York Diagnostic                                                    [***]*
     9881NYP       HIV-1 Free Ag New York Prognostic                                                    [***]*
      7479         HIV-1 GenotypR (Protease Inhibitor)                                                  [***]*
     7479NY        HIV-1 GenotypR (Protease Inhibitor) New York                                         [***]*
      7477         HIV-1 GenotypR (Reverse Transcriptase Inhibitor)                                     [***]*
     7477NY        HIV-1 GenotypR (Reverse Transcriptase Inhibitor) New York                            [***]*
      7480         HIV-1 GenotypR PLUS ( Rev Trans & Prot Inhib )                                       [***]*
     7480NY        HIV-1 GenotypR PLUS ( Rev Trans & Prot Inhib ) New York                              [***]*
      3080         HIV-1 Immune Status Monitor                                                          [***]*
      9884A        HIV-1 RNA Quant by Roche Amplicor                                                    [***]*
     7478NY        HIV-1 RNA Quant by Roche reflex HIV GenotypR (RTI) New York                          [***]*
     7482NY        HIV-1 RNA Quant by Roche reflex HIV GenotypR PLUS New York                           [***]*
      7483A        HIV-1 RNA Quant by Roche reflx Ultrasens + GenotypR (PI)                             [***]*
     7483ASR       HIV-1 RNA Quant by Roche reflx Ultrasens+GenotypR(PI),Ser R                          [***]*
      9874A        HIV-1 RNA Quant by Roche reflx Ultrasensitive                                        [***]*
     7482ASR       HIV-1 RNA Quant by Roche rflx Ultrasens + GenotypR PLUS w/SR                         [***]*
      7478A        HIV-1 RNA Quant by Roche rflx Ultrasensitive+GenotypR (RTI)                          [***]*
    7482NYSR       HIV-1 RNA Quant by Roche rfx HIV GenotypR PLUS New York w/SR                         [***]*
    7478NYSR       HIV-1 RNA Quant by Roche rfx HIV GenotypR RTI New York w/SR                          [***]*
      7482A        HIV-1 RNA Quant by Roche rfx to Ultrasensitive+GenotypR PLUS                         [***]*
     7478ASR       HIV-1 RNA Quant by Roche rfx Ultrasens+GenotypR RTI w/SerRep                         [***]*
      7485A        HIV-1 RNA Quant by Roche Ultrasensitive                                              [***]*
     7485ASR       HIV-1 RNA Quant by Roche Utlrasensitive with Serial Graphics                         [***]*
     9874ASR       HIV-1 RNA Quant by Roche w/reflx Ultrasensitive w/Serial Rep                         [***]*
      9886         HIV-1 RNA Quantitation by Branched DNA                                               [***]*
     9886NY        HIV-1 RNA Quantitation by Branched DNA (New York)                                    [***]*
     9884NYP       HIV-1 RNA Quantitation New York Prognostic                                           [***]*
      9874         HIV-1 RNA UltraQuant                                                                 [***]*
      9872         HIV-1 RNA UltraQuant & CD4 Cell Count                                                [***]*
     9872SR        HIV-1 RNA UltraQuant & CD4 Cell Count w/Serial Report                                [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
     9874NY        HIV-1 RNA UltraQuant New York                                                        [***]*
    9874NYSR       HIV-1 RNA UltraQuant New York w/Serial Reporting                                     [***]*
     7483SR        HIV-1 RNA UltraQuant reflex to HIV GenotypR (PI) w/Ser Rep                           [***]*
      7478         HIV-1 RNA UltraQuant reflx to HIV GenotypR ( RTI )                                   [***]*
     7478SR        HIV-1 RNA UltraQuant reflx to HIV GenotypR ( RTI ) w/Ser Rep                         [***]*
      7483         HIV-1 RNA UltraQuant reflx to HIV GenotypR (PI)                                      [***]*
     7483NY        HIV-1 RNA UltraQuant reflx to HIV GenotypR (PI) New York                             [***]*
      7482         HIV-1 RNA UltraQuant reflx to HIV GenotypR PLUS ( RTI & PI )                         [***]*
     7482SR        HIV-1 RNA UltraQuant reflx to HIV GenotypR PLUS w/Serial Rep                         [***]*
    7483NYSR       HIV-1 RNA UltraQuant rfx HIV GenotypR (PI) New York w/Serial                         [***]*
     9874SR        HIV-1 RNA UltraQuant with Serial Reporting                                           [***]*
      9846         HIV-1 Total Ag, Immune Complex Disruption (ICD)                                      [***]*
      9915         HIV-1/2 Abs w/ reflex IB                                                             [***]*
      9915B        HIV-1/2 Abs w/ reflex IB + bands                                                     [***]*
     9915NY        HIV-1/2 Abs w/ reflex IB New York                                                    [***]*
     9915NYB       HIV-1/2 Abs w/reflex IB + bands New York                                             [***]*
     9876NY        HIV-2 DNA Detector Qual New York                                                     [***]*
      9876         HIV-2 DNA DetectR                                                                    [***]*
      9921         HIV-2 IgG Abs w/ reflex IB                                                           [***]*
      9921B        HIV-2 IgG Abs w/ reflex IB + bands                                                   [***]*
      9921C        HIV-2 IgG Abs w/ reflex IB CSF                                                       [***]*
     9921NY        HIV-2 IgG Abs w/ reflex IB New York                                                  [***]*
      9926         HIV-2 IgG Abs, Confirmation                                                          [***]*
      9926B        HIV-2 IgG Abs, Confirmation + bands                                                  [***]*
      1364         HLA B27 GenotypR                                                                     [***]*
      1349         HLA: A & B Typing, Complete                                                          [***]*
      1356         HLA: A or B Typing (specify antigen)                                                 [***]*
      1351         HLA: A, B, & C Typing, Complete                                                      [***]*
      1035         HLA: A, B, C, & D Typing, Complete                                                   [***]*
      1350         HLA: B27 Typing                                                                      [***]*
      1362         HLA: B5 (B51 & B52) Typing                                                           [***]*
      1354         HLA: B8 - Primary Sclerosing Cholangitis                                             [***]*
      1355         HLA: Diabetes-associated                                                             [***]*
      1352         HLA: DR Typing, Complete                                                             [***]*
      1706         HLA: DR2 & DQ1 - Narcolepsy Evaluation                                               [***]*
      1357         HLA: DR2 OR DR4 (specify antigen)                                                    [***]*
      1353         HLA: DR3 - Celiac Disease                                                            [***]*
      1358         HLA: DRB1 - Rheumatoid Arthritis                                                     [***]*
      3334         Homocyst(e)ine UltraQuant                                                            [***]*
      3334U        Homocyst(e)ine UltraQuant Urine                                                      [***]*
      3946         Homovanillic Acid, 24hr Urine                                                        [***]*
      3947         Homovanillic Acid, Pediatric                                                         [***]*
     3946UR        Homovanillic Acid, Urine Random                                                      [***]*
      9898         HTLV I / II IgG Abs                                                                  [***]*
      9898C        HTLV I / II IgG Abs CSF                                                              [***]*
      9899         HTLV I / II IgG Abs w/ reflex HTLV I / II IB + bands                                 [***]*
      7780         HTLV-I / II Abs Confirmation                                                         [***]*
      7780B        HTLV-I / II Abs Confirmation + bands                                                 [***]*
     7780CB        HTLV-I / II Abs Confirmation + bands CSF                                             [***]*

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
   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      7780C        HTLV-I / II Abs Confirmation CSF                                                     [***]*
      9896         HTLV-I / II DNA DetectR                                                              [***]*
      5915         Human Anti-Mouse Abs                                                                 [***]*
      3184         Human Chorionic Gonadotropin                                                         [***]*
      3184C        Human Chorionic Gonadotropin CSF                                                     [***]*
      3184F        Human Chorionic Gonadotropin Fluid                                                   [***]*
     3184SR        Human Chorionic Gonadotropin w/Serial Graphics                                       [***]*
      1638         Human Mixed Lymphocyte Reaction, One Way [MLR]                                       [***]*
      1639         Human Mixed Lymphocyte Reaction, Two Way [MLR]                                       [***]*
      1820         Human Papillomavirus DetectR                                                         [***]*
      1824         Human Papillomavirus DetectR reflx to GenotypR                                       [***]*
      1822         Human Papillomavirus GenotypR                                                        [***]*
      3186         Human Placental Lactogen                                                             [***]*
      1086         Humoral Immune Eval + H. influenzae b                                                [***]*
      1086P        Humoral Immune Eval + H. influenzae b Pre/Post Vacc                                  [***]*
     1086/12       Humoral Immune Eval + Pneumo 12 & H. influenzae b                                    [***]*
      1043         Humoral Immune Evaluation                                                            [***]*
     1043/12       Humoral Immune Evaluation (Pneumo 12)                                                [***]*
    1043P/12       Humoral Immune Evaluation (Pneumo 12) Pre/Post Vacc                                  [***]*
      1043P        Humoral Immune Evaluation Pre/Post Vacc                                              [***]*
     1048/12       Humoral Immune Status Survey (Pneumo 12)                                             [***]*
    1048P/12       Humoral Immune Status Survey (Pneumo 12) Pre/Post Vacc                               [***]*
      1048         Humoral Immune Status Survey (Pneumo 4)                                              [***]*
      1048P        Humoral Immune Status Survey (Pneumo 4) Pre/Post Vacc                                [***]*
      1481         Hyaluronic Acid                                                                      [***]*
      1481F        Hyaluronic Acid Fluid                                                                [***]*
      3261         Hyperaldosteronism Evaluation                                                        [***]*
      8157         Hypersensitivity Evaluation II                                                       [***]*
      8156         Hypersensitivity Pneumonitis Evaluation                                              [***]*
      3264         Hypertension IV: Cushing Syndrome Evaluation                                         [***]*
      1506         IgA                                                                                  [***]*
      1498         IgA (Autoantibodies) IgG & IgM Ab Panel                                              [***]*
      1498C        IgA (Autoantibodies) IgG & IgM Ab Panel CSF                                          [***]*
      1896         IgA (loc)                                                                            [***]*
      1506U        IgA 24hr Urine                                                                       [***]*
      1431         IgA Fibronectin Aggregates & Serum IgA                                               [***]*
      1506F        IgA Fluid                                                                            [***]*
      1436         IgA Nephropathy Evaluation                                                           [***]*
      1931         IgA Subclasses 1 & 2                                                                 [***]*
     1506UR        IgA Urine Random                                                                     [***]*
      1045C        IgA, IgG & IgM Immunoglobulin Quantitation CSF                                       [***]*
      1045         IgA, IgG, & IgM Immunoglobulin Quantitation                                          [***]*
      1466C        IgA, Low Concentrations (less than 1.1 mg/dL) CSF                                    [***]*
      1145         IgD                                                                                  [***]*
      1145F        IgD Fluid                                                                            [***]*
      1245         IgE                                                                                  [***]*
      1245F        IgE Fluid                                                                            [***]*
      1505         IgG                                                                                  [***]*
      1505U        IgG 24hr Urine                                                                       [***]*

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  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

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
   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      1505C        IgG CSF                                                                              [***]*
      1505F        IgG Fluid                                                                            [***]*
      1625         IgG Subclass 1                                                                       [***]*
      1627         IgG Subclass 2                                                                       [***]*
      1628         IgG Subclass 3                                                                       [***]*
      1629         IgG Subclass 4                                                                       [***]*
      1623         IgG Subclasses 1, 2, 3, & 4                                                          [***]*
      3587         IgG Subclasses 2 & 4                                                                 [***]*
      1550         IgG Synthesis Rate, CNS Index                                                        [***]*
     1505UR        IgG Urine Random [Neph]                                                              [***]*
      1438         IgG-Fibronectin Aggregates                                                           [***]*
      1508         IgM                                                                                  [***]*
      1891         IgM (loc)                                                                            [***]*
      1508U        IgM 24hr Urine                                                                       [***]*
      1508F        IgM Fluid                                                                            [***]*
     1508UR        IgM Urine Random                                                                     [***]*
      1461C        IgM, low concentrations less than 1.1 mg/dL CSF                                      [***]*
      4932         Imipramine & Desipramine [Norpramin]                                                 [***]*
      1401         Immune Complex Assay C1q Binding, Fluid Phase                                        [***]*
      1401F        Immune Complex Assay C1q Binding, Fluid Phase Fluid                                  [***]*
      1403         Immune Complex Assay, Polyethylene Glycol                                            [***]*
      1403F        Immune Complex Assay, Polyethylene Glycol Fluid                                      [***]*
      1230         Immune Complex Assay, Raji Cell                                                      [***]*
      1230F        Immune Complex Assay, Raji Cell Fluid                                                [***]*
      1340         Immune Status Panel - DPT                                                            [***]*
      1341         Immune Status Panel - MMR                                                            [***]*
      3125         Immunofixation Electrophoresis                                                       [***]*
      3125C        Immunofixation Electrophoresis CSF                                                   [***]*
      3125U        Immunofixation Electrophoresis Urine                                                 [***]*
      1882         Immunoglobulin Gene Rearrangement, Heavy-chain JH probe                              [***]*
      1884         Immunoglobulin Gene Rearrangement, Kappa Light-chain Probe                           [***]*
      3462         Immunoreactive Trypsin                                                               [***]*
      3856         Immunosuppressive Acidic Protein                                                     [***]*
      4965         Indinavir MonitR                                                                     [***]*
      7536         Infectious Gastroenteritis Evaluation                                                [***]*
      2016         Infertility: Endocrine Evaluation (Female)                                           [***]*
      2017         Infertility: Endocrine Evaluation (Male)                                             [***]*
      2594         Influenza A and B RNA DetectR                                                        [***]*
      8521         Influenza Evaluation                                                                 [***]*
      8516         Influenza Virus A & B IgG, IgM & IgA Abs                                             [***]*
      8516C        Influenza Virus A & B IgG, IgM & IgA Abs CSF                                         [***]*
      2586         Influenza Virus Abs, Type A                                                          [***]*
      2586C        Influenza Virus Abs, Type A CSF                                                      [***]*
      2591         Influenza Virus Abs, Type B                                                          [***]*
      2591C        Influenza Virus Abs, Type B CSF                                                      [***]*
      2741         Influenza Virus Abs, Types A & B                                                     [***]*
      2741C        Influenza Virus Abs, Types A & B CSF                                                 [***]*
      2423         Influenza Virus, Types A & B Detection                                               [***]*
      3984         Inhibin                                                                              [***]*

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  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

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
   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------

      3192         Insulin                                                                              [***]*
      3876         Insulin Antibodies                                                                   [***]*
      3193         Insulin, Free and Bound                                                              [***]*
      3959         Insulin-like Growth Factor Binding Protein (IGFBP-3)                                 [***]*
      3220         Insulin-like Growth Factor I                                                         [***]*
      3290         Interferon-alpha                                                                     [***]*
      3290C        Interferon-alpha CSF                                                                 [***]*
      3295         Interferon-beta Autoabs                                                              [***]*
      3292         Interferon-gamma                                                                     [***]*
      3868         Interleukin-1 beta                                                                   [***]*
      3868C        Interleukin-1 beta CSF                                                               [***]*
      3816         Interleukin-1 ra                                                                     [***]*
      3823         Interleukin-10                                                                       [***]*
      3812         Interleukin-12                                                                       [***]*
      3870         Interleukin-2                                                                        [***]*
      3870C        Interleukin-2 CSF                                                                    [***]*
      3832C        Interleukin-2 Receptor CSF                                                           [***]*
      3832         Interleukin-2 Receptor, Soluble                                                      [***]*
     3832SF        Interleukin-2 Receptor, Soluble Synovial Fluid                                       [***]*
      3814         Interleukin-4                                                                        [***]*
      3827         Interleukin-5                                                                        [***]*
      3828         Interleukin-6                                                                        [***]*
      3822         Interleukin-8                                                                        [***]*
     3822BW        Interleukin-8 Bronchial Wash                                                         [***]*
      3196         Intrinsic Factor Blocking Autoabs                                                    [***]*
      3532         Iron                                                                                 [***]*
      3534         Iron Binding Capacity + % Saturation                                                 [***]*
      3536         Iron Liver Tissue                                                                    [***]*
      3069         Islet Cell Autoabs Evaluation                                                        [***]*
      3066         Islet Cell Autoantibodies, Complement Fixing                                         [***]*
      1165         Islet Cell IgG Cytoplasmic Antibodies                                                [***]*
      1166         Islet Cell IgG Cytoplasmic Autoabs w/reflex Insulin Abs                              [***]*
      3356         Isohemagglutinin Titer                                                               [***]*
      4915         Isoniazid                                                                            [***]*
      4915P        Isoniazid Peak & Trough                                                              [***]*
      4905         Itraconazole                                                                         [***]*
      7596         Japanese Encephalitis Virus Total Abs                                                [***]*
      7596C        Japanese Encephalitis Virus Total Abs CSF                                            [***]*
      8145         JC Virus DNA DetectR                                                                 [***]*
      1207         Jo-1 Abs [DD]                                                                        [***]*
      1208         Jo-1 IgG Autoabs [EIA]                                                               [***]*
      1281         Jo-1 IgG Autoabs [IB]                                                                [***]*
     1741UR        Kappa & Lambda Light Chain Urine Random                                              [***]*
      1741U        Kappa & Lambda Light Chain, Quant 24hr Urine                                         [***]*
     1731UR        Kappa Light Chain Urine Random                                                       [***]*
      1731U        Kappa Light Chain, Quant 24hr Urine                                                  [***]*
      4906         Ketoconazole                                                                         [***]*
      4168         Kidney Stone Risk AssessR                                                            [***]*
      1222         Ku Autoantibodies                                                                    [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------

      3452         Lactate Dehydrogenase                                                                [***]*
      4128         Lactic Acid Plasma                                                                   [***]*
     1736UR        Lambda Light Chain Urine Random                                                      [***]*
      1736U        Lambda Light Chain, Quant 24hr Urine                                                 [***]*
      4966         Lamivudine (3TC) MonitR                                                              [***]*
      4196         Lamotrigine                                                                          [***]*
      4861U        Lead 24hr Urine                                                                      [***]*
      4861I        Lead Industrial (OSHA) Whole Blood                                                   [***]*
      4861         Lead Serum                                                                           [***]*
     4861UR        Lead Urine Random                                                                    [***]*
      4861W        Lead Whole Blood                                                                     [***]*
      2152         Legionella micdadei & L. longbeachae IgG & IgM Abs                                   [***]*
      2422         Legionella pneumophila Ag Detection                                                  [***]*
      9501         Legionella pneumophila Ag Detection Urine                                            [***]*
      2920         Legionella pneumophila DNA DetectR                                                   [***]*
      2432         Legionella pneumophila Evaluation                                                    [***]*
      2153         Legionella pneumophila IgG & IgM Abs, Serotypes 1-14                                 [***]*
      2156         Legionella pneumophila IgG & IgM Abs, Serotypes 1-6                                  [***]*
      2156F        Legionella pneumophila IgG & IgM Abs, Serotypes 1-6 Fluid                            [***]*
      2154         Legionella pneumophila IgG Abs, Serotypes 1-14                                       [***]*
      2159         Legionella pneumophila IgM Abs, Serotypes 1-14                                       [***]*
      8246         Legionella pneumophila Total Abs, Pooled Serotypes 1-6                               [***]*
      8246C        Legionella pneumophila Total Abs, Pooled Serotypes CSF                               [***]*
      2404         Legionella spp. Culture                                                              [***]*
      3420         Leishmania Total Abs                                                                 [***]*
      2398         Leptospira Culture & Darkfield Microscopy                                            [***]*
      7621         Leptospira IgG & IgM Abs                                                             [***]*
      7621C        Leptospira IgG & IgM Abs CSF                                                         [***]*
      7546         Leptospira IgG Abs                                                                   [***]*
      7551         Leptospira IgM Abs                                                                   [***]*
      7626         Leptospirosis Evaluation                                                             [***]*
      1670         Leukemia / Lymphoma Blood Evaluation                                                 [***]*
      1672         Leukemia / Lymphoma Blood Reflexive Evaluation                                       [***]*
      1667         Leukemia / Lymphoma Bone Marrow Evaluation                                           [***]*
      1674         Leukemia / Lymphoma Evaluation Blood                                                 [***]*
      1679         Leukemia / Lymphoma Evaluation Bone Marrow or Tissue                                 [***]*
      1682         Leukemia / Lymphoma Panel, Chronic Bone Marrow or Tissue                             [***]*
      1666         Leukemia / Lymphoma Tissue or Body Fluid Evaluation                                  [***]*
      1676         Leukemia / Lymphoma, Comprehensive Blood                                             [***]*
      1677         Leukemia / Lymphoma, Comprehensive Bone Marrow or Tissue                             [***]*
      3978         Leukocyte Alkaline Phosphatase Stain                                                 [***]*
      3320         L-Glutamine                                                                          [***]*
      4130         Lidocaine                                                                            [***]*
      3369         Lipase                                                                               [***]*
      3369U        Lipase, Urine                                                                        [***]*
      3858         Lipid-Associated Sialic Acid                                                         [***]*
     3858SR        Lipid-Associated Sialic Acid w/Serial Graphics                                       [***]*
      3446         Lipoprotein (a)                                                                      [***]*
      8841         Listeria monocytogenes Abs                                                           [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------

      8841C        Listeria monocytogenes Abs CSF                                                       [***]*
      8251         Listeria monocytogenes IgG Abs                                                       [***]*
      8251C        Listeria monocytogenes IgG Abs CSF                                                   [***]*
      7685         Listeria monocytogenes IgG Antibody Index                                            [***]*
      4871U        Lithium 24hr Urine                                                                   [***]*
      4871         Lithium Serum                                                                        [***]*
     4871UR        Lithium Urine Random                                                                 [***]*
      5922         Liver Cytosol Autoabs                                                                [***]*
      1115         Liver-Kidney-Microsome Autoabs                                                       [***]*
      5923         Liver-Specific Membrane Lipoprotein Autoabs                                          [***]*
      1094         Lupus Activity Reporter                                                              [***]*
      1911         Lupus Anticoagulant: DRVVT                                                           [***]*
      1915         Lupus Anticoagulant: Hexagonal Phase                                                 [***]*
      5963         Lupus Anticoagulant: Screen 1                                                        [***]*
      5976         Lupus Anticoagulant: Screen 2                                                        [***]*
      5962         Lupus Anticoagulant: Screen 3                                                        [***]*
      5036         Lupus CNS Evaluation                                                                 [***]*
      1057         Lupus CNS Evaluation CSF & Serum                                                     [***]*
      5150         Lupus Erythematosus Cell Preparation                                                 [***]*
      1096         Lupus Monitor                                                                        [***]*
      5045         Lupus Pregnancy Monitor                                                              [***]*
      5021         Lupus Renal Evaluation #1                                                            [***]*
      5022         Lupus Renal Evaluation #2                                                            [***]*
      5031         Lupus Renal Evaluation A                                                             [***]*
      5023         Lupus Renal Evaluation B                                                             [***]*
      3198         Luteinizing Hormone                                                                  [***]*
      8968         Lyme Co-infection Panel                                                              [***]*
      2871         Lymphadenopathy, Infectious IgM Abs Evaluation                                       [***]*
      1062         Lymphocyte Antigen & Mitogen Proliferation Analysis                                  [***]*
      1648         Lymphocyte Antigen Proliferation Analysis                                            [***]*
      1643         Lymphocyte Antigen Proliferation Analysis, Candida                                   [***]*
      1645         Lymphocyte Antigen Proliferation Assays, PPD (Tuberculin)                            [***]*
      1644         Lymphocyte Antigen Proliferation Assays, Tetanus                                     [***]*
      1660         Lymphocyte Enumeration Naive/Memory Cell                                             [***]*
      1671         Lymphocyte Enumeration, Basic                                                        [***]*
      1668         Lymphocyte Enumeration, Basic & NK Cells                                             [***]*
      1656         Lymphocyte Enumeration, Helper/Inducer                                               [***]*
     1656SR        Lymphocyte Enumeration, Helper/Inducer w/ Serial Report                              [***]*
     1656NY        Lymphocyte Enumeration, Helper/Inducer without CBC                                   [***]*
      1657         Lymphocyte Enumeration, Helper/Suppressor                                            [***]*
      1659         Lymphocyte Enumeration, Helper/Suppressor (Limited)                                  [***]*
     1657NY        Lymphocyte Enumeration, Helper/Supressor without CBC                                 [***]*
      1658         Lymphocyte Enumeration, T & B Cell                                                   [***]*
      1655         Lymphocyte Enumeration, T Cell                                                       [***]*
      1060         Lymphocyte Mitogen Proliferation Analysis                                            [***]*
      1642         Lymphocyte Mitogen Proliferation Analysis, ConA                                      [***]*
      1640         Lymphocyte Mitogen Proliferation Analysis, PHA                                       [***]*
      1641         Lymphocyte Mitogen Proliferation Analysis, PWM                                       [***]*
      2601         Lymphocytic Choriomeningitis Abs                                                     [***]*

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  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------

      2601C        Lymphocytic Choriomeningitis Abs CSF                                                 [***]*
      2606         Lymphogranuloma Venereum Abs                                                         [***]*
      2606C        Lymphogranuloma Venereum Abs CSF                                                     [***]*
      8061         Lymphogranuloma Venereum Abs Panel                                                   [***]*
      1661         Lymphoma Panel                                                                       [***]*
      4103         Lysergic Acid Diethylamide (LSD) Screen                                              [***]*
      4103U        Lysergic Acid Diethylamide (LSD) Screen, Urine                                       [***]*
      4070         Lysosomal-associated Membrane Protein IgG Autoantibodies                             [***]*
      3883         Macrophage Inflammatory Protein-1 beta                                               [***]*
      4866U        Magnesium 24hr Urine                                                                 [***]*
      4866R        Magnesium RBC                                                                        [***]*
      4866         Magnesium Serum                                                                      [***]*
     4866UR        Magnesium Urine Random                                                               [***]*
      8371C        Malaria Antibodies IgG & IgM Abs CSF [EIA]                                           [***]*
      8370         Malaria DNA DetectR                                                                  [***]*
      8371         Malaria IgG & IgM Abs                                                                [***]*
      2945         Malaria Organism Detection                                                           [***]*
      4872         Manganese                                                                            [***]*
      4872U        Manganese 24hr Urine                                                                 [***]*
      4872R        Manganese RBC                                                                        [***]*
     4872UR        Manganese Urine Random                                                               [***]*
      4872W        Manganese Whole Blood                                                                [***]*
      3830         Mannose-binding Protein                                                              [***]*
      8771         Measles IgG & IgM Abs                                                                [***]*
      8771C        Measles IgG & IgM Abs CSF                                                            [***]*
      8776         Measles IgG Abs                                                                      [***]*
      8776C        Measles IgG Abs CSF                                                                  [***]*
      8600         Measles IgG Antibody Index                                                           [***]*
      8781         Measles IgM Abs                                                                      [***]*
      8781C        Measles IgM Abs CSF                                                                  [***]*
      4994         Megaloblastic Anemia AssessR                                                         [***]*
      4995         Megaloblastic Anemia EvaluatR                                                        [***]*
      3857         Melanoma Monitor                                                                     [***]*
     3857SR        Melanoma Monitor w/Serial Graphics                                                   [***]*
      2771         Meningoencephalomyelitis Viral Ab Evaluation                                         [***]*
      2771C        Meningoencephalomyelitis Viral Ab Evaluation CSF                                     [***]*
     2771CS        Meningoencephalomyelitis Viral Ab Evaluation CSF & Serum                             [***]*
      4873U        Mercury 24hr Urine                                                                   [***]*
      4873         Mercury Serum                                                                        [***]*
     4873UI        Mercury Urine Industrial                                                             [***]*
     4873UR        Mercury Urine Random                                                                 [***]*
      4873W        Mercury Whole Blood                                                                  [***]*
      5315         Metabolic Panel, Basic                                                               [***]*
      5317         Metabolic Panel, Comprehensive                                                       [***]*
      3315         Metanephrines, Fractionated 24hr Urine                                               [***]*
     3315UR        Metanephrines, Fractionation Urine Random                                            [***]*
      3316         Metanephrines, Total 24hr Urine                                                      [***]*
     3316UR        Metanephrines, Total Urine Random                                                    [***]*
      4134U        Methadone Urine                                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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
   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      4135         Methotrexate                                                                         [***]*
      3496         Methylmalonic Acid                                                                   [***]*
      3496U        Methylmalonic Acid Urine                                                             [***]*
      3241         Mi-2 Autoantibodies                                                                  [***]*
      3442         Microalbumin Random Urine                                                            [***]*
      3051         Micrometastasis, Bone Marrow                                                         [***]*
      5720         Microsporidia Spore Stain                                                            [***]*
      4165         Minerals Analysis RBC w/ K+                                                          [***]*
      1102         Mitochondrial Total Autoabs                                                          [***]*
      4021         Motor & Sensory Neuropathy Evaluation                                                [***]*
      4021C        Motor & Sensory Neuropathy Evaluation CSF                                            [***]*
      4020         Motor & Sensory Neuropathy EvaluatR                                                  [***]*
      4026         Motor Neuropathy Evaluation                                                          [***]*
      2050         MRZ Reaction Evaluation                                                              [***]*
      4558         MTHFR C677T Mutation                                                                 [***]*
      4560         MTHFR reflex GenotypR                                                                [***]*
      1055         Multiple Sclerosis Evaluation                                                        [***]*
      9728         Mumps DetectR                                                                        [***]*
      9711         Mumps IgG & IgM Abs                                                                  [***]*
      9711C        Mumps IgG & IgM Abs CSF                                                              [***]*
      9716         Mumps IgG Abs                                                                        [***]*
      9716C        Mumps IgG Abs CSF                                                                    [***]*
      9721         Mumps IgM Abs                                                                        [***]*
      9721C        Mumps IgM Abs CSF                                                                    [***]*
      1025         Myasthenia Gravis Evaluation                                                         [***]*
      7475         Mycobacterium Tuberculosis DNA PCR                                                   [***]*
      7470         Mycobacterium tuberculosis GenotypR                                                  [***]*
      4910         Mycophenolic Acid                                                                    [***]*
      2399         Mycoplasma hominis Culture                                                           [***]*
      2929         Mycoplasma incognitus (fermentans) DNA DetectR                                       [***]*
      2406         Mycoplasma pneumoniae Culture                                                        [***]*
      2924         Mycoplasma pneumoniae DNA DetectR                                                    [***]*
      8731         Mycoplasma pneumoniae IgA Abs                                                        [***]*
      8731C        Mycoplasma pneumoniae IgA Abs CSF                                                    [***]*
      8741         Mycoplasma pneumoniae IgG & IgM Abs                                                  [***]*
      8741C        Mycoplasma pneumoniae IgG & IgM Abs CSF                                              [***]*
      8741P        Mycoplasma pneumoniae IgG & IgM Abs Paired                                           [***]*
      8746         Mycoplasma pneumoniae IgG Abs                                                        [***]*
      8746C        Mycoplasma pneumoniae IgG Abs CSF                                                    [***]*
      8660         Mycoplasma pneumoniae IgG Antibody Index                                             [***]*
      8736         Mycoplasma pneumoniae IgG, IgM & IgA Abs SeroDx                                      [***]*
      8736C        Mycoplasma pneumoniae IgG, IgM & IgA Abs SeroDx CSF                                  [***]*
      8751         Mycoplasma pneumoniae IgM Abs                                                        [***]*
      8751C        Mycoplasma pneumoniae IgM Abs CSF                                                    [***]*
      1056         Myelin Basic Protein Autoantibodies [MBP]                                            [***]*
      1056C        Myelin Basic Protein Autoantibodies CSF [MBP-CSF]                                    [***]*
      3900         Myelin Basic Protein CSF                                                             [***]*
      4051         Myelin-Assoc Glycoprot & Sulfoglucuronyl Paragloboside Eval                          [***]*
      4061         Myelin-Associated Glycoprotein (MAG) Autoabs                                         [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      1926         Myelin-Associated Glycoprotein (MAG) IgM Autoabs                                     [***]*
      1926C        Myelin-Associated Glycoprotein (MAG) IgM Autoabs CSF                                 [***]*
      1386         Myeloperoxidase Autoabs                                                              [***]*
      1103         Myocardial Total Autoabs                                                             [***]*
      4988         Myoglobin                                                                            [***]*
     4988UR        Myoglobin Urine Random                                                               [***]*
      8666         Myopericarditis Viral Antibodies Evaluation                                          [***]*
      8666C        Myopericarditis Viral Antibodies Evaluation CSF                                      [***]*
      3240         Myositis AssessR                                                                     [***]*
      3242         Myositis AssessR Plus Jo-1 Autoantibodies                                            [***]*
      1523         N-Acetyl-B-D-Glucosaminidase                                                         [***]*
      5421         Natural Killer Cell & LAK Cell Function                                              [***]*
      5422         Natural Killer Cell Evaluation                                                       [***]*
      5420         Natural Killer Cell Function                                                         [***]*
      1872         Natural Killer Cell Quantitation                                                     [***]*
      2516         Neisseria gonorrhoeae Abs                                                            [***]*
      2516C        Neisseria gonorrhoeae Abs CSF                                                        [***]*
      2414         Neisseria gonorrhoeae Culture                                                        [***]*
      2930         Neisseria gonorrhoeae Detection rRNA                                                 [***]*
      2932         Neisseria gonorrhoeae DNA LCR                                                        [***]*
      4951         Nelfinavir MonitR                                                                    [***]*
      3282         Neopterin                                                                            [***]*
      3282C        Neopterin CSF                                                                        [***]*
      3172         Neuroblastoma Monitor                                                                [***]*
     3172SR        Neuroblastoma Monitor w/Serial Graphics                                              [***]*
      7960         Neuroborreliosis AccuDx                                                              [***]*
     7960SF        Neuroborreliosis AccuDx, Synovial Fluid                                              [***]*
      7965         Neuroborreliosis Evaluation                                                          [***]*
      1052         Neurofilament-heavy Subunit [NF-H] Autoabs                                           [***]*
      1198         Neuronal IgG Autoabs for CNS Lupus                                                   [***]*
      1198C        Neuronal IgG Autoabs for CNS Lupus CSF                                               [***]*
     1198CS        Neuronal IgG Autoabs for CNS Lupus Serum & CSF                                       [***]*
      1186         Neuronal Nuclear Abs Type 1 (Hu)                                                     [***]*
      1186C        Neuronal Nuclear Abs Type 1 (Hu) CSF                                                 [***]*
      1168         Neuronal Nuclear IgG Abs Type 1 (Hu)                                                 [***]*
      1168C        Neuronal Nuclear IgG Abs Type 1 (Hu) CSF                                             [***]*
     1168CS        Neuronal Nuclear IgG Abs Type 1 (Hu) Serum & CSF                                     [***]*
      3860         Neuron-specific Enolase                                                              [***]*
      3860C        Neuron-specific Enolase CSF                                                          [***]*
      1383         Neutrophil Function: Adherence [CD11a, CD11b, CD11c, CD18]                           [***]*
      1382         Neutrophil Function: Myeloperoxidase                                                 [***]*
      4954         Nevirapine MonitR                                                                    [***]*
      9620         NMP22 Bladder Tumor Marker                                                           [***]*
      8151         Nocardia IgG Abs                                                                     [***]*
      8151C        Nocardia IgG Abs CSF                                                                 [***]*
      4928         Nordiazepam [Zofran]                                                                 [***]*
      4930         Nortriptyline                                                                        [***]*
      4266U        N-Telopeptides w/ Creatinine                                                         [***]*
      5250         Occult Blood (Hemoccult)                                                             [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------

      1223         OJ Autoantibodies                                                                    [***]*
      5910         OKT3 (Anti-) IgG Abs                                                                 [***]*
      5912         OKT3 Ab Quantitation                                                                 [***]*
      1559         Oligoclonal Immunoglobulins [AE]                                                     [***]*
      1557         Oligoclonal Immunoglobulins [IEF/IFIX]                                               [***]*
      4138U        Opiates Urine                                                                        [***]*
      3204         Osmolality Serum                                                                     [***]*
      3204U        Osmolality Urine                                                                     [***]*
      3550         Osteocalcin                                                                          [***]*
      7452         Osteoporosis EvaluatR                                                                [***]*
      7447         Osteoporosis Monitor                                                                 [***]*
      2367         Ova & Parasite: Arthropod Identification                                             [***]*
      2363         Ova & Parasite: Coccidia Evaluation                                                  [***]*
      2362         Ova & Parasite: Comprehensive Exam w/ Coccidia Evaluation                            [***]*
      2361         Ova & Parasite: Routine Exam                                                         [***]*
      2368         Ova & Parasite: Worm Identification                                                  [***]*
     3038FZ        Ovarian Cancer Prognosis - Frozen                                                    [***]*
     3038BK        Ovarian Cancer Prognosis - Paraffin                                                  [***]*
      1178         Ovary IgG Autoabs                                                                    [***]*
      4332U        Oxalate 24hr Urine                                                                   [***]*
     4332UR        Oxalate Random Urine                                                                 [***]*
      4934         Oxazepam [Serax]                                                                     [***]*
      1866         PAN-ANCA Evaluation                                                                  [***]*
      1868         PAN-ANCA PLUS                                                                        [***]*
      2621         Parainfluenza Virus Types 1-3 Abs                                                    [***]*
      2621C        Parainfluenza Virus Types 1-3 Abs CSF                                                [***]*
      2424         Parainfluenza Virus Types 1-3 Detection                                              [***]*
      2746         Paralytic Viral Ab Evaluation                                                        [***]*
      2746C        Paralytic Viral Ab Evaluation CSF                                                    [***]*
      1171         Paraneoplastic Syndrome Evaluation                                                   [***]*
      1171C        Paraneoplastic Syndrome Evaluation CSF                                               [***]*
     1171CS        Paraneoplastic Syndrome Evaluation Serum & CSF                                       [***]*
      1104         Parietal Cell Total Autoabs                                                          [***]*
      3896         Partial Thromboplastin Time Mixing Studies                                           [***]*
      8266         Parvovirus B19 DNA DetectR                                                           [***]*
      8261         Parvovirus B19 Evaluation                                                            [***]*
      8261C        Parvovirus B19 Evaluation CSF                                                        [***]*
      8221         Parvovirus B19 IgG & IgM Abs [EIA]                                                   [***]*
      8221C        Parvovirus B19 IgG & IgM Abs [EIA] CSF                                               [***]*
      8236         Parvovirus B19 IgG & IgM Abs [IB]                                                    [***]*
      8236C        Parvovirus B19 IgG & IgM Abs [IB] CSF                                                [***]*
      4992         Pernicious Anemia AssessR                                                            [***]*
      4140U        Phencyclidine Urine                                                                  [***]*
      4142         Phenobarbital                                                                        [***]*
      4144         Phenytoin Free & Total                                                               [***]*
      3262         Pheochromocytoma Evaluation                                                          [***]*
      1771         Phosphatidic Acid IgG, IgM & IgA Abs                                                 [***]*
      1771C        Phosphatidic Acid IgG, IgM & IgA Abs CSF                                             [***]*
      1751         Phosphatidylcholine IgG, IgM & IgA Abs                                               [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      1751C        Phosphatidylcholine IgG, IgM & IgA Abs CSF                                           [***]*
      1791         Phosphatidylethanolamine IgG, IgM & IgA Abs                                          [***]*
      1791C        Phosphatidylethanolamine IgG, IgM & IgA Abs CSF                                      [***]*
      1775         Phosphatidylglycerol IgG, IgM, and IgA Autoantibodies                                [***]*
      1774         Phosphatidylinositol IgG, IgM, and IgA Autoantibodies                                [***]*
      1711         Phosphatidylserine IgG, IgM & IgA Autoantibodies                                     [***]*
      1711C        Phosphatidylserine IgG, IgM & IgA Autoantibodies CSF                                 [***]*
      5308U        Phosphorus 24 hour Urine                                                             [***]*
      5308         Phosphorus Inorganic                                                                 [***]*
     5308UR        Phosphorus Inorganic Urine Random                                                    [***]*
      8158         Pigeon Serum Antibodies                                                              [***]*
      1224         PL-12 Autoantibodies                                                                 [***]*
      1226         PL-7 Autoantibodies                                                                  [***]*
      1492         Plasminogen Activity                                                                 [***]*
      1491         Plasminogen, Quantitative                                                            [***]*
     5946AD        Platelet Aggregation, ADP                                                            [***]*
     5946AR        Platelet Aggregation, Arachidonic Acid                                               [***]*
     5946CO        Platelet Aggregation, Collagen                                                       [***]*
     5946EP        Platelet Aggregation, Epinephrine                                                    [***]*
     5946RT        Platelet Aggregation, Ristocetin                                                     [***]*
     5946SP        Platelet Aggregation, Spontaneous                                                    [***]*
      1636         Platelet Autoabs Evaluation                                                          [***]*
      5940         Platelet Autoabs, Drug-induced including Heparin                                     [***]*
      5995         Platelet Autoantibodies, Comprehensive                                               [***]*
      5160         Platelet Count                                                                       [***]*
      5967         Platelet Function Evaluation                                                         [***]*
      1631         Platelet IgG, IgM & IgA Autoabs                                                      [***]*
      1630         Platelet-associated IgG, IgM & IgA Autoabs                                           [***]*
      1257         PM-Scl Autoabs                                                                       [***]*
      7745         Pneumocystis carinii Ag Detection                                                    [***]*
      8091         Poliovirus Abs                                                                       [***]*
      8091P        Poliovirus Abs Paired                                                                [***]*
      2626         Poliovirus Abs Serotypes 1-3                                                         [***]*
      2626C        Poliovirus Abs Serotypes 1-3 CSF                                                     [***]*
      2023         Polycystic Ovary Evaluation                                                          [***]*
      2676         Polyomavirus Abs                                                                     [***]*
      2676C        Polyomavirus Abs CSF                                                                 [***]*
      4874R        Potassium RBC                                                                        [***]*
     5311UR        Potassium Urine ISE Random                                                           [***]*
      5311U        Potassium, 24hr Urine                                                                [***]*
      1549         Prealbumin                                                                           [***]*
      5996         Prekallikrein [PKK]                                                                  [***]*
      7531         Primary Sclerosing Cholangitis Evaluation                                            [***]*
      4146         Primidone                                                                            [***]*
      4148         Procainamide + NAPA                                                                  [***]*
      3163         Progesterone                                                                         [***]*
      1832         Progesterone Receptor                                                                [***]*
      3206         Prolactin                                                                            [***]*
      1251         Proliferating Cell Nuclear Ag Abs                                                    [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      4149U        Propoxyphene Urine                                                                   [***]*
      3032         Prostate Cancer Monitor                                                              [***]*
      3032F        Prostate Cancer Monitor Fluid                                                        [***]*
     3032SR        Prostate Cancer Monitor w/Serial Graphics                                            [***]*
      3546         Prostate-Specific Ag                                                                 [***]*
      3546F        Prostate-Specific Ag Fluid                                                           [***]*
     3546NY        Prostate-Specific Ag New York                                                        [***]*
     3546SR        Prostate-Specific Ag w/Serial Graphics                                               [***]*
      3547         Prostate-Specific Antigen, Free & Total                                              [***]*
     3547SR        Prostate-Specific Antigen, Free & Total w/Serial Graphics                            [***]*
      3100         Prostatic Acid Phosphatase                                                           [***]*
      3100F        Prostatic Acid Phosphatase Fluid                                                     [***]*
     3100SR        Prostatic Acid Phosphatase w/Serial Graphics                                         [***]*
      3836         Protein C Activity                                                                   [***]*
      5932         Protein C Ag                                                                         [***]*
      5933         Protein C Evaluation 1                                                               [***]*
      5988         Protein C Evaluation 2                                                               [***]*
      5989         Protein C Evaluation 3                                                               [***]*
      3837         Protein S Activity                                                                   [***]*
      5935         Protein S Antigen, Free                                                              [***]*
      5937         Protein S Antigen, Total                                                             [***]*
      5938         Protein S Evaluation 1                                                               [***]*
      5993         Protein S Evaluation 2                                                               [***]*
      5968         Protein S Evaluation 3                                                               [***]*
      5994         Protein S Evaluation 4                                                               [***]*
      1324         Protein, Total                                                                       [***]*
      1324U        Protein, Total 24 hour Urine                                                         [***]*
      1324C        Protein, Total CSF                                                                   [***]*
      1324F        Protein, Total Fluid                                                                 [***]*
     1324SF        Protein, Total Synovial Fluid                                                        [***]*
     1324UR        Protein, Total Urine Random                                                          [***]*
      1396         Proteinase-3 Autoabs                                                                 [***]*
      5939         Prothrombin Fragment 1.2                                                             [***]*
      5372         Prothrombin G20210A Mutation                                                         [***]*
      3892         Prothrombin Time (PT)                                                                [***]*
      3893         Prothrombin Time Mixing Studies                                                      [***]*
     3943SR        PTH Serial Graph with Calcium                                                        [***]*
      3213         PTH, C Terminal & Intact including Ionized & Total Calcium                           [***]*
      3208         PTH, C Terminal, including Ionized & Total Calcium                                   [***]*
      3945         PTH, C Terminal, including Total Calcium only                                        [***]*
      3944         PTH, Intact including Ionized & Total Calcium                                        [***]*
      3943         PTH, Intact including Total Calcium only                                             [***]*
      3941         PTH, Intact only                                                                     [***]*
      3211         PTH, Mid-Molecule & Intact, incl. Ionized & Total Calcium                            [***]*
      3209         PTH, Mid-Molecule only                                                               [***]*
      3210         PTH, Mid-Molecule, including Ionized & Total Calcium                                 [***]*
      3990         PTH-related Protein                                                                  [***]*
      1187         Purkinje Cell Cytoplasmic Autoabs Type 1 (Yo)                                        [***]*
      1187C        Purkinje Cell Cytoplasmic Autoabs Type 1 (Yo) CSF                                    [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
     1176CS        Purkinje Cell Cytoplasmic IgG Abs Type 1 (Yo) Serum & CSF                            [***]*
      1176         Purkinje Cell Cytoplasmic IgG Autoabs Type 1 (Yo)                                    [***]*
      1176C        Purkinje Cell Cytoplasmic IgG Autoabs Type 1 (Yo) CSF                                [***]*
      3505         Pyridoxal Phosphate (Vitamin B6)                                                     [***]*
      7441         Pyruvate Dehydrogenase IgG Autoabs                                                   [***]*
      4150         Quinidine                                                                            [***]*
      3885         Rantes                                                                               [***]*
      2364         Rapid Plasma Reagin [RPR]                                                            [***]*
      1726         Rapidly Progressive Glomerulonephritis Evaluation                                    [***]*
      3700         RAST Food - Pediatric Panel                                                          [***]*
      3701         RAST Food - Pediatric Panel + Total IgE                                              [***]*
      3702         RAST Food Panel                                                                      [***]*
      3703         RAST Food Panel + Total IgE                                                          [***]*
      3716         RAST Midwest Panel                                                                   [***]*
      3717         RAST Midwest Panel + Total IgE                                                       [***]*
      3704         RAST Mold Panel                                                                      [***]*
      3705         RAST Mold Panel + Total IgE                                                          [***]*
      3718         RAST Northeast Panel                                                                 [***]*
      3719         RAST Northeast Panel + Total IgE                                                     [***]*
      3712         RAST Northern California Panel                                                       [***]*
      3713         RAST Northern California Panel + Total IgE                                           [***]*
      3720         RAST Southeast Panel                                                                 [***]*
      3721         RAST Southeast Panel + Total IgE                                                     [***]*
      3710         RAST Southern California Panel                                                       [***]*
      3711         RAST Southern California Panel + Total IgE                                           [***]*
      3714         RAST Southwest Panel                                                                 [***]*
      3715         RAST Southwest Panel + Total IgE                                                     [***]*
      3722         RAST West Coast Panel                                                                [***]*
      3723         RAST West Coast Panel + Total IgE                                                    [***]*
      RK212        RAST-Abachi wood dust IgE                                                            [***]*
       T19         RAST-Acacia IgE                                                                      [***]*
      T19G         RAST-Acacia IgG                                                                      [***]*
      RC206        RAST-ACTH IgE                                                                        [***]*
       I71         RAST-Aedes communis (mosquito) IgE                                                   [***]*
      RK205        RAST-Alkalase IgE                                                                    [***]*
       F20         RAST-Almond IgE                                                                      [***]*
      F20G         RAST-Almond IgG                                                                      [***]*
       K87         RAST-Alpha amylase IgE                                                               [***]*
       F76         RAST-Alpha lactalbumin IgE                                                           [***]*
      F76G         RAST-Alpha lactalbumin IgG                                                           [***]*
       M6          RAST-Alternaria tenuis (alternata) IgE                                               [***]*
       M6G         RAST-Alternaria tenuis (alternata) IgG                                               [***]*
       T5          RAST-American Beech IgE                                                              [***]*
       T5G         RAST-American Beech IgG                                                              [***]*
      RC204        RAST-Amoxycillin IgE                                                                 [***]*
      RC203        RAST-Ampicillin IgE                                                                  [***]*
      RF313        RAST-Anchovy IgE                                                                     [***]*
     RF313G        RAST-Anchovy IgG                                                                     [***]*
      EX72         RAST-Animal - Caged Bird Mix: EX72                                                   [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      EX71         RAST-Animal - Feather Mix: EX71                                                      [***]*
      EX73         RAST-Animal - Feather Mix: EX73                                                      [***]*
      EX70         RAST-Animal - Rodent Mix: EX70                                                       [***]*
       EX1         RAST-Animal Mix: EX1                                                                 [***]*
       EX2         RAST-Animal Mix: EX2                                                                 [***]*
       P4          RAST-Anisakis IgE                                                                    [***]*
      RF271        RAST-Anise IgE                                                                       [***]*
     RF271G        RAST-Anise IgG                                                                       [***]*
       F49         RAST-Apple IgE                                                                       [***]*
      F49G         RAST-Apple IgG                                                                       [***]*
      F237         RAST-Apricot IgE                                                                     [***]*
      F237G        RAST-Apricot IgG                                                                     [***]*
      RO202        RAST-Artemisia salina, fish feed IgE                                                 [***]*
       P1          RAST-Ascaris IgE                                                                     [***]*
      RF261        RAST-Asparagus IgE                                                                   [***]*
     RF261G        RAST-Asparagus IgG                                                                   [***]*
       M3          RAST-Aspergillus fumigatus IgE                                                       [***]*
       M3G         RAST-Aspergillus fumigatus IgG                                                       [***]*
      RM207        RAST-Aspergillus niger IgE                                                           [***]*
     RM207G        RAST-Aspergillus niger IgG                                                           [***]*
      RF262        RAST-Aubergine, eggplant IgE                                                         [***]*
     RF262G        RAST-Aubergine, eggplant IgG                                                         [***]*
       M12         RAST-Aureobasidium pullulans (Pullularia) IgE                                        [***]*
      M12G         RAST-Aureobasidium pullulans (Pullularia) IgG                                        [***]*
       T73         RAST-Australian pine IgE                                                             [***]*
      T73G         RAST-Australian pine IgG                                                             [***]*
       F96         RAST-Avocado IgE                                                                     [***]*
      F96G         RAST-Avocado IgG                                                                     [***]*
       G17         RAST-Bahia IgE                                                                       [***]*
      G17G         RAST-Bahia IgG                                                                       [***]*
       F51         RAST-Bamboo shoot IgE                                                                [***]*
      F51G         RAST-Bamboo shoot IgG                                                                [***]*
       F92         RAST-Banana IgE                                                                      [***]*
      F92G         RAST-Banana IgG                                                                      [***]*
      G201         RAST-Barley [grass] IgE                                                              [***]*
      G201G        RAST-Barley [grass] IgG                                                              [***]*
       F6          RAST-Barley IgE                                                                      [***]*
       F6G         RAST-Barley IgG                                                                      [***]*
      RF269        RAST-Basil IgE                                                                       [***]*
     RF269G        RAST-Basil IgG                                                                       [***]*
      RF278        RAST-Bay leaf IgE                                                                    [***]*
     RF278G        RAST-Bay leaf IgG                                                                    [***]*
       F27         RAST-Beef IgE                                                                        [***]*
      F27G         RAST-Beef IgG                                                                        [***]*
      RF319        RAST-Beetroot IgE                                                                    [***]*
     RF319G        RAST-Beetroot IgG                                                                    [***]*
      RF263        RAST-Bell pepper IgE                                                                 [***]*
     RF263G        RAST-Bell pepper IgG                                                                 [***]*
       H3          RAST-Bencard IgE                                                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
       H3G         RAST-Bencard IgG                                                                     [***]*
       I76         RAST-Berlin Beetle IgE                                                               [***]*
       G2          RAST-Bermuda IgE                                                                     [***]*
       G2G         RAST-Bermuda IgG                                                                     [***]*
       F77         RAST-Beta lactoglobulin IgE                                                          [***]*
      F77G         RAST-Beta lactoglobulin IgG                                                          [***]*
      F280         RAST-Black pepper IgE                                                                [***]*
      F280G        RAST-Black pepper IgG                                                                [***]*
      RF211        RAST-Blackberry IgE                                                                  [***]*
     RF211G        RAST-Blackberry IgG                                                                  [***]*
      RD201        RAST-Blomia tropicalis IgE                                                           [***]*
     RD201G        RAST-Blomia tropicalis IgG                                                           [***]*
       F37         RAST-Blue mussel IgE                                                                 [***]*
      F37G         RAST-Blue mussel IgG                                                                 [***]*
      RF310        RAST-Blue vetch IgE                                                                  [***]*
     RF310G        RAST-Blue vetch IgG                                                                  [***]*
      RF288        RAST-Blueberry IgE                                                                   [***]*
     RF288G        RAST-Blueberry IgG                                                                   [***]*
       M7          RAST-Botrytis cinerea IgE                                                            [***]*
       M7G         RAST-Botrytis cinerea IgG                                                            [***]*
       T1          RAST-Box elder IgE                                                                   [***]*
       T1G         RAST-Box elder IgG                                                                   [***]*
       F18         RAST-Brazil nut IgE                                                                  [***]*
      F18G         RAST-Brazil nut IgG                                                                  [***]*
      RF260        RAST-Broccoli IgE                                                                    [***]*
     RF260G        RAST-Broccoli IgG                                                                    [***]*
       G11         RAST-Brome IgE                                                                       [***]*
      G11G         RAST-Brome IgG                                                                       [***]*
      RK202        RAST-Bromelin IgE                                                                    [***]*
      RF217        RAST-Brussel sprouts IgE                                                             [***]*
     RF217G        RAST-Brussel sprouts IgG                                                             [***]*
      RE204        RAST-BSA (bovine serum albumin) IgE                                                  [***]*
     RE204G        RAST-BSA (bovine serum albumin) IgG                                                  [***]*
       F11         RAST-Buckwheat IgE                                                                   [***]*
      F11G         RAST-Buckwheat IgG                                                                   [***]*
      F216         RAST-Cabbage IgE                                                                     [***]*
      F216G        RAST-Cabbage IgG                                                                     [***]*
       F93         RAST-Cacao IgE                                                                       [***]*
      F93G         RAST-Cacao IgG                                                                       [***]*
      RW206        RAST-Camomile IgE                                                                    [***]*
     RW206G        RAST-Camomile IgG                                                                    [***]*
      E201         RAST-Canary feathers IgE                                                             [***]*
      E201G        RAST-Canary feathers IgG                                                             [***]*
       G71         RAST-Canary grass reed IgE                                                           [***]*
      G71G         RAST-Canary grass reed IgG                                                           [***]*
       M5          RAST-Candida albicans IgE                                                            [***]*
       M5G         RAST-Candida albicans IgG                                                            [***]*
      RF295        RAST-Carambola IgE                                                                   [***]*
     RF295G        RAST-Carambola IgG                                                                   [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      RF265        RAST-Caraway IgE                                                                     [***]*
     RF265G        RAST-Caraway IgG                                                                     [***]*
      RF267        RAST-Cardamon IgE                                                                    [***]*
     RF267G        RAST-Cardamon IgG                                                                    [***]*
      RF296        RAST-Carob IgE                                                                       [***]*
     RF296G        RAST-Carob IgG                                                                       [***]*
       F31         RAST-Carrot IgE                                                                      [***]*
      F31G         RAST-Carrot IgG                                                                      [***]*
       F78         RAST-Casein IgE                                                                      [***]*
      F78G         RAST-Casein IgG                                                                      [***]*
      RF202        RAST-Cashew nut IgE                                                                  [***]*
     RF202G        RAST-Cashew nut IgG                                                                  [***]*
       K71         RAST-Castor bean IgE                                                                 [***]*
       E1          RAST-Cat epithelium IgE                                                              [***]*
       E1G         RAST-Cat epithelium IgG                                                              [***]*
      RF291        RAST-Cauliflower IgE                                                                 [***]*
     RF291G        RAST-Cauliflower IgG                                                                 [***]*
      RT212        RAST-Cedar IgE                                                                       [***]*
     RT212G        RAST-Cedar IgG                                                                       [***]*
       F85         RAST-Celery IgE                                                                      [***]*
      F85G         RAST-Celery IgG                                                                      [***]*
      RM202        RAST-Cephalosporium acremonium IgE                                                   [***]*
     RM202G        RAST-Cephalosporium acremonium IgG                                                   [***]*
      RM208        RAST-Chaetomium globosum IgE                                                         [***]*
     RM208G        RAST-Chaetomium globosum IgG                                                         [***]*
       F81         RAST-Cheese, cheddar type IgE                                                        [***]*
      F81G         RAST-Cheese, cheddar type IgG                                                        [***]*
       F82         RAST-Cheese, mold type IgE                                                           [***]*
      F82G         RAST-Cheese, mold type IgG                                                           [***]*
      F242         RAST-Cherry IgE                                                                      [***]*
      F242G        RAST-Cherry IgG                                                                      [***]*
      RT206        RAST-Chestnut IgE                                                                    [***]*
     RT206G        RAST-Chestnut IgG                                                                    [***]*
      RF309        RAST-Chick pea IgE                                                                   [***]*
     RF309G        RAST-Chick pea IgG                                                                   [***]*
      RE218        RAST-Chicken droppings IgE                                                           [***]*
     RE218G        RAST-Chicken droppings IgG                                                           [***]*
       E85         RAST-Chicken feathers IgE                                                            [***]*
      E85G         RAST-Chicken feathers IgG                                                            [***]*
       F83         RAST-Chicken meat IgE                                                                [***]*
      F83G         RAST-Chicken meat IgG                                                                [***]*
      RE219        RAST-Chicken, serum proteins IgE                                                     [***]*
     RE219G        RAST-Chicken, serum proteins IgG                                                     [***]*
      RF279        RAST-Chili pepper IgE                                                                [***]*
     RF279G        RAST-Chili pepper IgG                                                                [***]*
      RE208        RAST-Chinchilla epithelium IgE                                                       [***]*
     RE208G        RAST-Chinchilla epithelium IgG                                                       [***]*
       I73         RAST-Chironomus thummi th. (Blood Worm) IgE                                          [***]*
       K85         RAST-Chloramin T IgE                                                                 [***]*


* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
       F50         RAST-Chub mackerel IgE                                                               [***]*
      F50G         RAST-Chub mackerel IgG                                                               [***]*
      RF220        RAST-Cinnamon IgE                                                                    [***]*
     RF220G        RAST-Cinnamon IgG                                                                    [***]*
       M2          RAST-Cladosporium herbarum IgE                                                       [***]*
       M2G         RAST-Cladosporium herbarum IgG                                                       [***]*
       I72         RAST-Cladotanytarsus lewisi (Green nimitti midge) IgE                                [***]*
      F207         RAST-Clam IgE                                                                        [***]*
      F207G        RAST-Clam IgG                                                                        [***]*
      RF268        RAST-Clove IgE                                                                       [***]*
     RF268G        RAST-Clove IgG                                                                       [***]*
       W13         RAST-Cocklebur IgE                                                                   [***]*
      W13G         RAST-Cocklebur IgG                                                                   [***]*
       I6          RAST-Cockroach IgE                                                                   [***]*
       F36         RAST-Coconut IgE                                                                     [***]*
      F36G         RAST-Coconut IgG                                                                     [***]*
       F3          RAST-Codfish IgE                                                                     [***]*
       F3G         RAST-Codfish IgG                                                                     [***]*
      RF221        RAST-Coffee IgE                                                                      [***]*
     RF221G        RAST-Coffee IgG                                                                      [***]*
       T3          RAST-Common birch silver IgE                                                         [***]*
       T3G         RAST-Common birch silver IgG                                                         [***]*
       F55         RAST-Common millet IgE                                                               [***]*
      F55G         RAST-Common millet IgG                                                               [***]*
       G7          RAST-Common reed IgE                                                                 [***]*
       G7G         RAST-Common reed IgG                                                                 [***]*
      RF323        RAST-Conalbumin IgE                                                                  [***]*
     RF323G        RAST-Conalbumin IgG                                                                  [***]*
      RF317        RAST-Coriander IgE                                                                   [***]*
     RF317G        RAST-Coriander IgG                                                                   [***]*
       F8          RAST-Corn (Maize) IgE                                                                [***]*
       F8G         RAST-Corn (Maize) IgG                                                                [***]*
       O1          RAST-Cotton (crude fiber) IgE                                                        [***]*
       K83         RAST-Cottonseed IgE                                                                  [***]*
       T14         RAST-Cottonwood IgE                                                                  [***]*
      T14G         RAST-Cottonwood IgG                                                                  [***]*
       E4          RAST-Cow dander IgE                                                                  [***]*
       E4G         RAST-Cow dander IgG                                                                  [***]*
       F2          RAST-Cow's Milk IgE                                                                  [***]*
       F2G         RAST-Cow's Milk IgG                                                                  [***]*
       F23         RAST-Crab IgE                                                                        [***]*
      F23G         RAST-Crab IgG                                                                        [***]*
      RF320        RAST-Crayfish IgE                                                                    [***]*
     RF320G        RAST-Crayfish IgG                                                                    [***]*
      RF244        RAST-Cucumber IgE                                                                    [***]*
     RF244G        RAST-Cucumber IgG                                                                    [***]*
       G14         RAST-Cultivated oat pollen IgE                                                       [***]*
      G14G         RAST-Cultivated oat pollen IgG                                                       [***]*
       G12         RAST-Cultivated rye IgE                                                              [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      G12G         RAST-Cultivated rye IgG                                                              [***]*
       G15         RAST-Cultivated wheat pollen IgE                                                     [***]*
      G15G         RAST-Cultivated wheat pollen IgG                                                     [***]*
      RF281        RAST-Curry (Santa Maria) IgE                                                         [***]*
     RF281G        RAST-Curry (Santa Maria) IgG                                                         [***]*
       M16         RAST-Curvularia lunata IgE                                                           [***]*
      M16G         RAST-Curvularia lunata IgG                                                           [***]*
       W8          RAST-Dandelion IgE                                                                   [***]*
       W8G         RAST-Dandelion IgG                                                                   [***]*
      RO207        RAST-Daphnia, fish feed IgE                                                          [***]*
      RT214        RAST-Date (tree) IgE                                                                 [***]*
     RT214G        RAST-Date (tree) IgG                                                                 [***]*
      RF289        RAST-Date IgE                                                                        [***]*
     RF289G        RAST-Date IgG                                                                        [***]*
      RE216        RAST-Deer epithelium IgE                                                             [***]*
     RE216G        RAST-Deer epithelium IgG                                                             [***]*
       D2          RAST-Dermatophagoides farinae IgE                                                    [***]*
       D2G         RAST-Dermatophagoides farinae IgG                                                    [***]*
       D3          RAST-Dermatophagoides microceras IgE                                                 [***]*
       D3G         RAST-Dermatophagoides microceras IgG                                                 [***]*
       D1          RAST-Dermatophagoides pteronyssinus IgE                                              [***]*
       D1G         RAST-Dermatophagoides pteronyssinus IgG                                              [***]*
      RF277        RAST-Dill IgE                                                                        [***]*
     RF277G        RAST-Dill IgG                                                                        [***]*
       E5          RAST-Dog dander IgE                                                                  [***]*
       E5G         RAST-Dog dander IgG                                                                  [***]*
       E2          RAST-Dog epithelium IgE                                                              [***]*
       E2G         RAST-Dog epithelium IgG                                                              [***]*
      RT207        RAST-Douglas fir IgE                                                                 [***]*
     RT207G        RAST-Douglas fir IgG                                                                 [***]*
       E86         RAST-Duck feathers IgE                                                               [***]*
      E86G         RAST-Duck feathers IgG                                                               [***]*
       P2          RAST-Echinococcus IgE                                                                [***]*
      RF264        RAST-Eel IgE                                                                         [***]*
     RF264G        RAST-Eel IgG                                                                         [***]*
      F245         RAST-Egg IgE                                                                         [***]*
      F245G        RAST-Egg IgG                                                                         [***]*
       F1          RAST-Egg white IgE                                                                   [***]*
       F1G         RAST-Egg white IgG                                                                   [***]*
       F75         RAST-Egg yolk IgE                                                                    [***]*
      F75G         RAST-Egg yolk IgG                                                                    [***]*
      RT205        RAST-Elder IgE                                                                       [***]*
     RT205G        RAST-Elder IgG                                                                       [***]*
      RF285        RAST-Elk/moose meat IgE                                                              [***]*
     RF285G        RAST-Elk/moose meat IgG                                                              [***]*
       T8          RAST-Elm IgE                                                                         [***]*
       T8G         RAST-Elm IgG                                                                         [***]*
       W9          RAST-English plantain (Ribwort) IgE                                                  [***]*
       W9G         RAST-English plantain (Ribwort) IgG                                                  [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
       M14         RAST-Epicoccum purpurascens IgE                                                      [***]*
      M14G         RAST-Epicoccum purpurascens IgG                                                      [***]*
       K78         RAST-Ethylene oxide IgE                                                              [***]*
       T18         RAST-Eucalyptus (Gum Tree) IgE                                                       [***]*
      T18G         RAST-Eucalyptus (Gum Tree) IgG                                                       [***]*
       D74         RAST-Euroglyphus maynei IgE                                                          [***]*
      D74G         RAST-Euroglyphus maynei IgG                                                          [***]*
       I75         RAST-European hornet venom IgE                                                       [***]*
      RG204        RAST-False Oat grass IgE                                                             [***]*
     RG204G        RAST-False Oat grass IgG                                                             [***]*
       W4          RAST-False ragweed IgE                                                               [***]*
       W4G         RAST-False ragweed IgG                                                               [***]*
      RF219        RAST-Fennel seed IgE                                                                 [***]*
     RF219G        RAST-Fennel seed IgG                                                                 [***]*
      RF276        RAST-Fennel, fresh IgE                                                               [***]*
     RF276G        RAST-Fennel, fresh IgG                                                               [***]*
      RF305        RAST-Fenugreek IgE                                                                   [***]*
     RF305G        RAST-Fenugreek IgG                                                                   [***]*
      RE217        RAST-Ferret epithelium (Putorius putorius) IgE                                       [***]*
     RE217G        RAST-Ferret epithelium (Putorius putorius) IgG                                       [***]*
       K81         RAST-Ficus Spp. IgE                                                                  [***]*
      RE214        RAST-Finch feathers IgE                                                              [***]*
     RE214G        RAST-Finch feathers IgG                                                              [***]*
       I70         RAST-Fire ant IgE                                                                    [***]*
       FX3         RAST-Food - Cereal Mix: FX3                                                          [***]*
       FX5         RAST-Food - Children's Food Mix: FX5                                                 [***]*
      FX74         RAST-Food - Fish Mix: FX74                                                           [***]*
      RFX8         RAST-Food - Fruit & Nut Mix: RFX8                                                    [***]*
      RFX9         RAST-Food - Fruit & Nut Mix: RFX9                                                    [***]*
      RFX15        RAST-Food - Fruit Mix: RFX15                                                         [***]*
      RFX16        RAST-Food - Fruit Mix: RFX16                                                         [***]*
      RFX17        RAST-Food - Fruit Mix: RFX17                                                         [***]*
      RFX21        RAST-Food - Fruit Mix: RFX21                                                         [***]*
      RFX20        RAST-Food - Grain Mix: RFX20                                                         [***]*
      RFX10        RAST-Food - Meat & Egg Mix: RFX10                                                    [***]*
      FX73         RAST-Food - Meat Mix: FX73                                                           [***]*
       FX1         RAST-Food - Nut Mix: FX1                                                             [***]*
      RFX22        RAST-Food - Nut Mix: RFX22                                                           [***]*
       FX2         RAST-Food - Seafood Mix: FX2                                                         [***]*
      FX70         RAST-Food - Spice Mix: FX70                                                          [***]*
      FX71         RAST-Food - Spice Mix: FX71                                                          [***]*
      FX72         RAST-Food - Spice Mix: FX72                                                          [***]*
      RFX12        RAST-Food - Vegetable & Grain Mix: RFX12                                             [***]*
      RFX11        RAST-Food - Vegetable Mix: RFX11                                                     [***]*
      RFX13        RAST-Food - Vegetable Mix: RFX13                                                     [***]*
      RFX14        RAST-Food - Vegetable Mix: RFX14                                                     [***]*
      RFX18        RAST-Food - Vegetable Mix: RFX18                                                     [***]*
      RFX19        RAST-Food - Vegetable Mix: RFX19                                                     [***]*
       K80         RAST-Formaldehyde IgE                                                                [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      RE210        RAST-Fox epithelium IgE                                                              [***]*
     RE210G        RAST-Fox epithelium IgG                                                              [***]*
       F56         RAST-Foxtail millet IgE                                                              [***]*
      F56G         RAST-Foxtail millet IgG                                                              [***]*
       M9          RAST-Fusarium moniliforme IgE                                                        [***]*
       M9G         RAST-Fusarium moniliforme IgG                                                        [***]*
       F47         RAST-Garlic IgE                                                                      [***]*
      F47G         RAST-Garlic IgG                                                                      [***]*
      RI201        RAST-Gasterophilus intestinalis IgE                                                  [***]*
      RE209        RAST-Gerbil epithelium IgE                                                           [***]*
     RE209G        RAST-Gerbil epithelium IgG                                                           [***]*
       W3          RAST-Giant ragweed IgE                                                               [***]*
       W3G         RAST-Giant ragweed IgG                                                               [***]*
      RF270        RAST-Ginger IgE                                                                      [***]*
     RF270G        RAST-Ginger IgG                                                                      [***]*
       F79         RAST-Gluten IgE                                                                      [***]*
      F79G         RAST-Gluten IgG                                                                      [***]*
       D73         RAST-Glycyphagus domesticus IgE                                                      [***]*
      D73G         RAST-Glycyphagus domesticus IgG                                                      [***]*
       E80         RAST-Goat epithelium IgE                                                             [***]*
      E80G         RAST-Goat epithelium IgG                                                             [***]*
      RF300        RAST-Goat milk IgE                                                                   [***]*
     RF300G        RAST-Goat milk IgG                                                                   [***]*
       W12         RAST-Goldenrod IgE                                                                   [***]*
      W12G         RAST-Goldenrod IgG                                                                   [***]*
       E70         RAST-Goose feathers IgE                                                              [***]*
      E70G         RAST-Goose feathers IgG                                                              [***]*
      RI202        RAST-Grain weevil IgE                                                                [***]*
      F259         RAST-Grape IgE                                                                       [***]*
      F259G        RAST-Grape IgG                                                                       [***]*
      F209         RAST-Grapefruit IgE                                                                  [***]*
      F209G        RAST-Grapefruit IgG                                                                  [***]*
       GX1         RAST-Grass Mix: GX1                                                                  [***]*
       GX2         RAST-Grass Mix: GX2                                                                  [***]*
       GX3         RAST-Grass Mix: GX3                                                                  [***]*
       GX4         RAST-Grass Mix: GX4                                                                  [***]*
      RGX6         RAST-Grass Mix: RGX6                                                                 [***]*
      RRX1         RAST-Grass, Weed, & Tree Mix: RRX1                                                   [***]*
      RRX3         RAST-Grass, Weed, & Tree Mix: RRX3                                                   [***]*
      RRX4         RAST-Grass, Weed, & Tree Mix: RRX4                                                   [***]*
      RF315        RAST-Green bean IgE                                                                  [***]*
     RF315G        RAST-Green bean IgG                                                                  [***]*
       K70         RAST-Green coffee bean IgE                                                           [***]*
       T2          RAST-Grey alder IgE                                                                  [***]*
       T2G         RAST-Grey alder IgG                                                                  [***]*
      RF246        RAST-Guar, guar gum IgE                                                              [***]*
     RF246G        RAST-Guar, guar gum IgG                                                              [***]*
      RF292        RAST-Guava IgE                                                                       [***]*
     RF292G        RAST-Guava IgG                                                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
       E6          RAST-Guinea pig epithelium IgE                                                       [***]*
       E6G         RAST-Guinea pig epithelium IgG                                                       [***]*
      RF297        RAST-Gum arabic IgE                                                                  [***]*
     RF297G        RAST-Gum arabic IgG                                                                  [***]*
      RF307        RAST-Hake IgE                                                                        [***]*
     RF307G        RAST-Hake IgG                                                                        [***]*
      RF303        RAST-Halibut IgE                                                                     [***]*
     RF303G        RAST-Halibut IgG                                                                     [***]*
       E84         RAST-Hamster epithelium IgE                                                          [***]*
      E84G         RAST-Hamster epithelium IgG                                                          [***]*
       T4          RAST-Hazel IgE                                                                       [***]*
       T4G         RAST-Hazel IgG                                                                       [***]*
       F17         RAST-Hazel nut IgE                                                                   [***]*
      F17G         RAST-Hazel nut IgG                                                                   [***]*
       M8          RAST-Helminthosporium halodes IgE                                                    [***]*
       M8G         RAST-Helminthosporium halodes IgG                                                    [***]*
      RF205        RAST-Herring IgE                                                                     [***]*
     RF205G        RAST-Herring IgG                                                                     [***]*
      RK209        RAST-Hexahydrophthalic anhydrid IgE                                                  [***]*
      RF247        RAST-Honey IgE                                                                       [***]*
     RF247G        RAST-Honey IgG                                                                       [***]*
       I1          RAST-Honeybee venom IgE                                                              [***]*
       I1G         RAST-Honeybee venom IgG                                                              [***]*
      RF324        RAST-Hop (fruit cone) IgE                                                            [***]*
     RF324G        RAST-Hop (fruit cone) IgG                                                            [***]*
      RT209        RAST-Horn beam IgE                                                                   [***]*
     RT209G        RAST-Horn beam IgG                                                                   [***]*
      RT203        RAST-Horse chestnut IgE                                                              [***]*
     RT203G        RAST-Horse chestnut IgG                                                              [***]*
       E3          RAST-Horse dander IgE                                                                [***]*
       E3G         RAST-Horse dander IgG                                                                [***]*
      RI204        RAST-Horse fly IgE                                                                   [***]*
      RF321        RAST-Horse meat IgE                                                                  [***]*
     RF321G        RAST-Horse meat IgG                                                                  [***]*
      RE205        RAST-Horse, serum proteins IgE                                                       [***]*
     RE205G        RAST-Horse, serum proteins IgG                                                       [***]*
       H1          RAST-House dust (Greer) IgE                                                          [***]*
       H1G         RAST-House dust (Greer) IgG                                                          [***]*
       H2          RAST-House dust (Hollister-Stier) IgE                                                [***]*
       H2G         RAST-House dust (Hollister-Stier) IgG                                                [***]*
       HX2         RAST-House Dust Mix: HX2                                                             [***]*
       C71         RAST-Insulin bovine IgE                                                              [***]*
       C73         RAST-Insulin human IgE                                                               [***]*
       C70         RAST-Insulin porcine IgE                                                             [***]*
       K77         RAST-Isocyanate HDI IgE                                                              [***]*
       K76         RAST-Isocyanate MDI IgE                                                              [***]*
       K75         RAST-Isocyanate TDI IgE                                                              [***]*
       K72         RAST-Ispaghula IgE                                                                   [***]*
       T23         RAST-Italian cypress IgE                                                             [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      T23G         RAST-Italian cypress IgG                                                             [***]*
      RF318        RAST-Jack fruit IgE                                                                  [***]*
     RF318G        RAST-Jack fruit IgG                                                                  [***]*
       F60         RAST-Jack mackerel, scad IgE                                                         [***]*
      F60G         RAST-Jack mackerel, scad IgG                                                         [***]*
       T17         RAST-Japanese Cedar IgE                                                              [***]*
      T17G         RAST-Japanese Cedar IgG                                                              [***]*
       F57         RAST-Japanese millet IgE                                                             [***]*
      F57G         RAST-Japanese millet IgG                                                             [***]*
       G10         RAST-Johnson IgE                                                                     [***]*
      G10G         RAST-Johnson IgG                                                                     [***]*
       G8          RAST-June Kentucky blue IgE                                                          [***]*
       G8G         RAST-June Kentucky blue IgG                                                          [***]*
       F84         RAST-Kiwi fruit IgE                                                                  [***]*
      F84G         RAST-Kiwi Fruit IgG                                                                  [***]*
       W17         RAST-Kochia (Firebush) IgE                                                           [***]*
      W17G         RAST-Kochia (Firebush) IgG                                                           [***]*
       W10         RAST-Lamb's quarters (Goosefoot) IgE                                                 [***]*
      W10G         RAST-Lamb's quarters (Goosefoot) IgG                                                 [***]*
       K82         RAST-Latex (Brazilian rubber tree) IgE                                               [***]*
      F208         RAST-Lemon IgE                                                                       [***]*
      F208G        RAST-Lemon IgG                                                                       [***]*
      F235         RAST-Lentil IgE                                                                      [***]*
      F235G        RAST-Lentil IgG                                                                      [***]*
       D71         RAST-Lepidoglyphus destructor IgE                                                    [***]*
      D71G         RAST-Lepidoglyphus destructor IgG                                                    [***]*
      F215         RAST-Lettuce IgE                                                                     [***]*
      F215G        RAST-Lettuce IgG                                                                     [***]*
      RF306        RAST-Lime IgE                                                                        [***]*
     RF306G        RAST-Lime IgG                                                                        [***]*
      T208         RAST-Linden IgE                                                                      [***]*
      T208G        RAST-Linden IgG                                                                      [***]*
       F80         RAST-Lobster IgE                                                                     [***]*
      F80G         RAST-Lobster IgG                                                                     [***]*
      RF275        RAST-Lovage IgE                                                                      [***]*
     RF275G        RAST-Lovage IgG                                                                      [***]*
      RW207        RAST-Lupin IgE                                                                       [***]*
     RW207G        RAST-Lupin IgG                                                                       [***]*
      RW208        RAST-Lycopodium IgE                                                                  [***]*
     RW208G        RAST-Lycopodium IgG                                                                  [***]*
      RK208        RAST-Lysozyme IgE                                                                    [***]*
      RF266        RAST-Mace IgE                                                                        [***]*
     RF266G        RAST-Mace IgG                                                                        [***]*
      RF206        RAST-Mackerel IgE                                                                    [***]*
     RF206G        RAST-Mackerel IgG                                                                    [***]*
      G202         RAST-Maize, Corn IgE                                                                 [***]*
      G202G        RAST-Maize, Corn IgG                                                                 [***]*
      RK210        RAST-Maleic anhydrid IgE                                                             [***]*
       F90         RAST-Malt IgE                                                                        [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      F90G         RAST-Malt IgG                                                                        [***]*
      RF302        RAST-Mandarin (tangerine, clementine, satsumas) IgE                                  [***]*
     RF302G        RAST-Mandarin (tangerine, clementine, satsumas) IgG                                  [***]*
       F91         RAST-Mango Fruit IgE                                                                 [***]*
      F91G         RAST-Mango fruit IgG                                                                 [***]*
       T11         RAST-Maple leaf sycamore IgE                                                         [***]*
      T11G         RAST-Maple leaf sycamore IgG                                                         [***]*
      RF286        RAST-Mare's milk IgE                                                                 [***]*
     RF286G        RAST-Mare's milk IgG                                                                 [***]*
      RF274        RAST-Marjoram IgE                                                                    [***]*
     RF274G        RAST-Marjoram IgG                                                                    [***]*
       W16         RAST-Marsh elder (Rough) IgE                                                         [***]*
      W16G         RAST-Marsh elder (Rough) IgG                                                         [***]*
      RK204        RAST-Maxatase IgE                                                                    [***]*
       G4          RAST-Meadow fescue IgE                                                               [***]*
       G4G         RAST-Meadow fescue IgG                                                               [***]*
       G16         RAST-Meadow foxtail IgE                                                              [***]*
      G16G         RAST-Meadow foxtail IgG                                                              [***]*
      RI203        RAST-Mediterranean flour moth IgE                                                    [***]*
      RF311        RAST-Megrim IgE                                                                      [***]*
     RF311G        RAST-Megrim IgG                                                                      [***]*
       T21         RAST-Melaleuca IgE                                                                   [***]*
      T21G         RAST-Melaleuca IgG                                                                   [***]*
       F87         RAST-Melon IgE                                                                       [***]*
      F87G         RAST-Melon IgG                                                                       [***]*
       T20         RAST-Mesquite IgE                                                                    [***]*
      T20G         RAST-Mesquite IgG                                                                    [***]*
      RK211        RAST-Methyltetrahydrophthalic anhydrid IgE                                           [***]*
      F231         RAST-Milk, boiled IgE                                                                [***]*
      F231G        RAST-Milk, boiled IgG                                                                [***]*
      RF228        RAST-Milk, powder, Alfare, Nestle IgE                                                [***]*
     RF228G        RAST-Milk, powder, Alfare, Nestle IgG                                                [***]*
      RE203        RAST-Mink epithelium IgE                                                             [***]*
     RE203G        RAST-Mink epithelium IgG                                                             [***]*
      RRX2         RAST-Mite, Epidermal, & Mold Mix: RRX2                                               [***]*
       MX1         RAST-Mold Mix: MX1                                                                   [***]*
       MX2         RAST-Mold Mix: MX2                                                                   [***]*
       I8          RAST-Moth IgE                                                                        [***]*
       T6          RAST-Mountain juniper IgE                                                            [***]*
       T6G         RAST-Mountain juniper IgG                                                            [***]*
       E71         RAST-Mouse epithelium IgE                                                            [***]*
      E71G         RAST-Mouse epithelium IgG                                                            [***]*
       E88         RAST-Mouse IgE                                                                       [***]*
      E88G         RAST-Mouse IgG                                                                       [***]*
       E76         RAST-Mouse serum proteins IgE                                                        [***]*
      E76G         RAST-Mouse serum proteins IgG                                                        [***]*
       M4          RAST-Mucor racemosus IgE                                                             [***]*
       M4G         RAST-Mucor racemosus IgG                                                             [***]*
       W6          RAST-Mugwort (sage) IgE                                                              [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
       W6G         RAST-Mugwort (sage) IgG                                                              [***]*
       T70         RAST-Mulberry IgE                                                                    [***]*
      T70G         RAST-Mulberry IgG                                                                    [***]*
      RF212        RAST-Mushroom (Champignon) IgE                                                       [***]*
     RF212G        RAST-Mushroom (Champignon) IgG                                                       [***]*
       F89         RAST-Mustard IgE                                                                     [***]*
      F89G         RAST-Mustard IgG                                                                     [***]*
       F88         RAST-Mutton IgE                                                                      [***]*
      F88G         RAST-Mutton IgG                                                                      [***]*
       W20         RAST-Nettle IgE                                                                      [***]*
      W20G         RAST-Nettle IgG                                                                      [***]*
      RF282        RAST-Nutmeg IgE                                                                      [***]*
     RF282G        RAST-Nutmeg IgG                                                                      [***]*
       T7          RAST-Oak IgE                                                                         [***]*
       T7G         RAST-Oak IgG                                                                         [***]*
       F7          RAST-Oat IgE                                                                         [***]*
       F7G         RAST-Oat IgG                                                                         [***]*
      PAX5         RAST-Occupational Mix: PAX5                                                          [***]*
      PAX6         RAST-Occupational Mix: PAX6                                                          [***]*
       F59         RAST-Octopus IgE                                                                     [***]*
      F59G         RAST-Octopus IgG                                                                     [***]*
       T9          RAST-Olive IgE                                                                       [***]*
       T9G         RAST-Olive IgG                                                                       [***]*
       F48         RAST-Onion IgE                                                                       [***]*
      F48G         RAST-Onion IgG                                                                       [***]*
       F33         RAST-Orange IgE                                                                      [***]*
      F33G         RAST-Orange IgG                                                                      [***]*
       G3          RAST-Orchard (cocksfoot) IgE                                                         [***]*
       G3G         RAST-Orchard (cocksfoot) IgG                                                         [***]*
      RF283        RAST-Oregano IgE                                                                     [***]*
     RF283G        RAST-Oregano IgG                                                                     [***]*
      F232         RAST-Ovalbumin IgE                                                                   [***]*
      F232G        RAST-Ovalbumin IgG                                                                   [***]*
      F233         RAST-Ovomucoid IgE                                                                   [***]*
      F233G        RAST-Ovomucoid IgG                                                                   [***]*
       W7          RAST-Ox-eye daisy IgE                                                                [***]*
       W7G         RAST-Ox-eye daisy IgG                                                                [***]*
      RF290        RAST-Oyster IgE                                                                      [***]*
     RF290G        RAST-Oyster IgG                                                                      [***]*
       F58         RAST-Pacific squid IgE                                                               [***]*
      F58G         RAST-Pacific squid IgG                                                               [***]*
      RK201        RAST-Papain IgE                                                                      [***]*
      RF293        RAST-Papaya IgE                                                                      [***]*
     RF293G        RAST-Papaya IgG                                                                      [***]*
       I4          RAST-Paper wasp venom IgE                                                            [***]*
      F218         RAST-Paprika, Sweet pepper IgE                                                       [***]*
      F218G        RAST-Paprika, Sweet pepper IgG                                                       [***]*
       E77         RAST-Parrot (budgerigar) droppings IgE                                               [***]*
      E77G         RAST-Parrot (budgerigar) droppings IgG                                               [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
       E78         RAST-Parrot (budgerigar) feathers IgE                                                [***]*
      E78G         RAST-Parrot (budgerigar) feathers IgG                                                [***]*
       E79         RAST-Parrot (budgerigar) serum proteins IgE                                          [***]*
      E79G         RAST-Parrot (budgerigar) serum proteins IgG                                          [***]*
       F86         RAST-Parsley IgE                                                                     [***]*
      F86G         RAST-Parsley IgG                                                                     [***]*
      RF294        RAST-Passion fruit IgE                                                               [***]*
     RF294G        RAST-Passion fruit IgG                                                               [***]*
       F12         RAST-Pea IgE                                                                         [***]*
      F12G         RAST-Pea IgG                                                                         [***]*
       F95         RAST-Peach IgE                                                                       [***]*
      F95G         RAST-Peach IgG                                                                       [***]*
       F13         RAST-Peanut IgE                                                                      [***]*
      F13G         RAST-Peanut IgG                                                                      [***]*
       F94         RAST-Pear IgE                                                                        [***]*
      F94G         RAST-Pear IgG                                                                        [***]*
       T22         RAST-Pecan (Hickory) IgE                                                             [***]*
      T22G         RAST-Pecan (Hickory) IgG                                                             [***]*
      F201         RAST-Pecan nut IgE                                                                   [***]*
      F201G        RAST-Pecan nut IgG                                                                   [***]*
      RM209        RAST-Penicillium frequentans IgE                                                     [***]*
     RM209G        RAST-Penicillium frequentans IgG                                                     [***]*
       M1          RAST-Penicillium notatum IgE                                                         [***]*
       M1G         RAST-Penicillium notatum IgG                                                         [***]*
       C1          RAST-Penicilloyl G IgE                                                               [***]*
       C2          RAST-Penicilloyl V IgE                                                               [***]*
       G5          RAST-Perennial rye IgE                                                               [***]*
       G5G         RAST-Perennial rye IgG                                                               [***]*
      RF301        RAST-Persimmon (kaki fruit, sharon) IgE                                              [***]*
     RF301G        RAST-Persimmon (kaki fruit, sharon) IgG                                              [***]*
       M13         RAST-Phoma betae IgE                                                                 [***]*
      M13G         RAST-Phoma betae IgG                                                                 [***]*
      RK203        RAST-Phospholipase IgE                                                               [***]*
       K79         RAST-Phthalic anhydride IgE                                                          [***]*
       E7          RAST-Pigeon droppings IgE                                                            [***]*
       E7G         RAST-Pigeon droppings IgG                                                            [***]*
      RE215        RAST-Pigeon feathers IgE                                                             [***]*
     RE215G        RAST-Pigeon feathers IgG                                                             [***]*
       W14         RAST-Pigweed (Spiny/Common/Careless) IgE                                             [***]*
      W14G         RAST-Pigweed (Spiny/Common/Careless) IgG                                             [***]*
      RT213        RAST-Pine IgE                                                                        [***]*
     RT213G        RAST-Pine IgG                                                                        [***]*
      RF253        RAST-Pine nut, pignoles IgE                                                          [***]*
     RF253G        RAST-Pine nut, pignoles IgG                                                          [***]*
      F210         RAST-Pineapple IgE                                                                   [***]*
      F210G        RAST-Pineapple IgG                                                                   [***]*
      RF203        RAST-Pistachio IgE                                                                   [***]*
     RF203G        RAST-Pistachio IgG                                                                   [***]*
       M70         RAST-Pityrosporum orbiculare IgE                                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      M70G         RAST-Pityrosporum orbiculare IgG                                                     [***]*
      F254         RAST-Plaice IgE                                                                      [***]*
      F254G        RAST-Plaice IgG                                                                      [***]*
      RF255        RAST-Plum IgE                                                                        [***]*
     RF255G        RAST-Plum IgG                                                                        [***]*
      RF224        RAST-Poppy seed IgE                                                                  [***]*
     RF224G        RAST-Poppy seed IgG                                                                  [***]*
       F26         RAST-Pork IgE                                                                        [***]*
      F26G         RAST-Pork IgG                                                                        [***]*
       F35         RAST-Potato IgE                                                                      [***]*
      F35G         RAST-Potato IgG                                                                      [***]*
      T210         RAST-Privet IgE                                                                      [***]*
      T210G        RAST-Privet IgG                                                                      [***]*
      RC207        RAST-Protamine IgE                                                                   [***]*
      F225         RAST-Pumpkin IgE                                                                     [***]*
      F225G        RAST-Pumpkin IgG                                                                     [***]*
      RF226        RAST-Pumpkin seed IgE                                                                [***]*
     RF226G        RAST-Pumpkin seed IgG                                                                [***]*
       T72         RAST-Queen palm IgE                                                                  [***]*
      T72G         RAST-Queen palm IgG                                                                  [***]*
       E82         RAST-Rabbit epithelium IgE                                                           [***]*
      E82G         RAST-Rabbit epithelium IgG                                                           [***]*
      RF213        RAST-Rabbit meat IgE                                                                 [***]*
     RF213G        RAST-Rabbit meat IgG                                                                 [***]*
      RE206        RAST-Rabbit, serum proteins IgE                                                      [***]*
     RE206G        RAST-Rabbit, serum proteins IgG                                                      [***]*
      RE211        RAST-Rabbit, urine proteins IgE                                                      [***]*
     RE211G        RAST-Rabbit, urine proteins IgG                                                      [***]*
      RW203        RAST-Rape IgE                                                                        [***]*
     RW203G        RAST-Rape IgG                                                                        [***]*
      RF316        RAST-Rape seed IgE                                                                   [***]*
     RF316G        RAST-Rape seed IgG                                                                   [***]*
       E73         RAST-Rat epithelium IgE                                                              [***]*
      E73G         RAST-Rat epithelium IgG                                                              [***]*
       E87         RAST-Rat IgE                                                                         [***]*
      E87G         RAST-Rat IgG                                                                         [***]*
       E75         RAST-Rat serum proteins IgE                                                          [***]*
      E75G         RAST-Rat serum proteins IgG                                                          [***]*
       E74         RAST-Rat urine proteins IgE                                                          [***]*
      E74G         RAST-Rat urine proteins IgG                                                          [***]*
      RF322        RAST-Red currant IgE                                                                 [***]*
     RF322G        RAST-Red currant IgG                                                                 [***]*
      RF287        RAST-Red kidney bean IgE                                                             [***]*
     RF287G        RAST-Red kidney bean IgG                                                             [***]*
       G9          RAST-Red top IgE                                                                     [***]*
       G9G         RAST-Red top IgG                                                                     [***]*
      RE202        RAST-Reindeer epithelium IgE                                                         [***]*
     RE202G        RAST-Reindeer epithelium IgG                                                         [***]*
       M11         RAST-Rhizopus nigricans IgE                                                          [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      M11G         RAST-Rhizopus nigricans IgG                                                          [***]*
       F9          RAST-Rice IgE                                                                        [***]*
       F9G         RAST-Rice IgG                                                                        [***]*
       W11         RAST-Russian thistle (Saltwort) IgE                                                  [***]*
      W11G         RAST-Russian thistle (Saltwort) IgG                                                  [***]*
       F5          RAST-Rye IgE                                                                         [***]*
       F5G         RAST-Rye IgG                                                                         [***]*
       F41         RAST-Salmon IgE                                                                      [***]*
      F41G         RAST-Salmon IgG                                                                      [***]*
      RG203        RAST-Salt grass IgE                                                                  [***]*
     RG203G        RAST-Salt grass IgG                                                                  [***]*
       F61         RAST-Sardine, Pilchard IgE                                                           [***]*
      F61G         RAST-Sardine, Pilchard IgG                                                           [***]*
      RK206        RAST-Savinase IgE                                                                    [***]*
       W15         RAST-Scale IgE                                                                       [***]*
      W15G         RAST-Scale IgG                                                                       [***]*
       P3          RAST-Schistosoma IgE                                                                 [***]*
       O70         RAST-Seminal Fluid IgE                                                               [***]*
       F10         RAST-Sesame seed IgE                                                                 [***]*
      F10G         RAST-Sesame seed IgG                                                                 [***]*
       E81         RAST-Sheep epithelium IgE                                                            [***]*
      E81G         RAST-Sheep epithelium IgG                                                            [***]*
       W18         RAST-Sheep sorrel IgE                                                                [***]*
      W18G         RAST-Sheep sorrel IgG                                                                [***]*
       W1          RAST-Short (common) ragweed IgE                                                      [***]*
       W1G         RAST-Short (common) ragweed IgG                                                      [***]*
       F24         RAST-Shrimp IgE                                                                      [***]*
      F24G         RAST-Shrimp IgG                                                                      [***]*
       K74         RAST-Silk IgE                                                                        [***]*
       K73         RAST-Silk Waste IgE                                                                  [***]*
      RF314        RAST-Snail IgE                                                                       [***]*
     RF314G        RAST-Snail IgG                                                                       [***]*
       F14         RAST-Soybean IgE                                                                     [***]*
      F14G         RAST-Soybean IgG                                                                     [***]*
      F214         RAST-Spinach IgE                                                                     [***]*
      F214G        RAST-Spinach IgG                                                                     [***]*
      RF304        RAST-Spiny lobster (Langust) IgE                                                     [***]*
     RF304G        RAST-Spiny lobster (Langust) IgG                                                     [***]*
      RT201        RAST-Spruce IgE                                                                      [***]*
     RT201G        RAST-Spruce IgG                                                                      [***]*
      RF258        RAST-Squid IgE                                                                       [***]*
     RF258G        RAST-Squid IgG                                                                       [***]*
       M10         RAST-Stemphylium botrosum IgE                                                        [***]*
      M10G         RAST-Stemphylium botrosum IgG                                                        [***]*
       D70         RAST-Storage mite Acarus IgE                                                         [***]*
      D70G         RAST-Storage mite Acarus IgG                                                         [***]*
      PAX2         RAST-Storage Mite Mix: PAX2                                                          [***]*
       F44         RAST-Strawberry IgE                                                                  [***]*
      F44G         RAST-Strawberry IgG                                                                  [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      RW210        RAST-Sugar-Beet IgE                                                                  [***]*
     RW210G        RAST-Sugar-Beet IgG                                                                  [***]*
      RF227        RAST-Sugar-beet seed IgE                                                             [***]*
     RF227G        RAST-Sugar-beet seed IgG                                                             [***]*
      F583         RAST-Sugarcane IgE                                                                   [***]*
      F583G        RAST-Sugarcane IgG                                                                   [***]*
      RW204        RAST-Sunflower IgE                                                                   [***]*
     RW204G        RAST-Sunflower IgG                                                                   [***]*
       K84         RAST-Sunflower seed IgE                                                              [***]*
      RF299        RAST-Sweet chestnut IgE                                                              [***]*
     RF299G        RAST-Sweet chestnut IgG                                                              [***]*
      RT211        RAST-Sweet gum IgE                                                                   [***]*
     RT211G        RAST-Sweet gum IgG                                                                   [***]*
       F54         RAST-Sweet potato IgE                                                                [***]*
      F54G         RAST-Sweet potato IgG                                                                [***]*
       G1          RAST-Sweet vernal IgE                                                                [***]*
       G1G         RAST-Sweet vernal IgG                                                                [***]*
       E83         RAST-Swine epithelium IgE                                                            [***]*
      E83G         RAST-Swine epithelium IgG                                                            [***]*
      RE212        RAST-Swine, urine proteins IgE                                                       [***]*
     RE212G        RAST-Swine, urine proteins IgG                                                       [***]*
      RF312        RAST-Swordfish IgE                                                                   [***]*
     RF312G        RAST-Swordfish IgG                                                                   [***]*
      RF272        RAST-Tarragon IgE                                                                    [***]*
     RF272G        RAST-Tarragon IgG                                                                    [***]*
      RF222        RAST-Tea IgE                                                                         [***]*
     RF222G        RAST-Tea IgG                                                                         [***]*
      RC208        RAST-Tetanus toxoid IgE                                                              [***]*
      RO203        RAST-Tetramin, fish feed IgE                                                         [***]*
      RF273        RAST-Thyme IgE                                                                       [***]*
     RF273G        RAST-Thyme IgG                                                                       [***]*
       G6          RAST-Timothy IgE                                                                     [***]*
       G6G         RAST-Timothy IgG                                                                     [***]*
      RO201        RAST-Tobacco IgE                                                                     [***]*
     RO201G        RAST-Tobacco IgG                                                                     [***]*
       F25         RAST-Tomato IgE                                                                      [***]*
      F25G         RAST-Tomato IgG                                                                      [***]*
      RF298        RAST-Tragacanth IgE                                                                  [***]*
     RF298G        RAST-Tragacanth IgG                                                                  [***]*
      RTX10        RAST-Tree Mix: RTX10                                                                 [***]*
       TX1         RAST-Tree Mix: TX1                                                                   [***]*
       TX2         RAST-Tree Mix: TX2                                                                   [***]*
       TX3         RAST-Tree Mix: TX3                                                                   [***]*
       TX4         RAST-Tree Mix: TX4                                                                   [***]*
       TX5         RAST-Tree Mix: TX5                                                                   [***]*
       TX6         RAST-Tree Mix: TX6                                                                   [***]*
       TX8         RAST-Tree Mix: TX8                                                                   [***]*
       TX9         RAST-Tree Mix: TX9                                                                   [***]*
       M15         RAST-Trichoderma viride IgE                                                          [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      M15G         RAST-Trichoderma viride IgG                                                          [***]*
      RM210        RAST-Trichophyton ment. var goetzii IgE                                              [***]*
     RM210G        RAST-Trichophyton ment. var goetzii IgG                                              [***]*
      RM211        RAST-Trichophyton ment. var interdigitale IgE                                        [***]*
     RM211G        RAST-Trichophyton ment. var interdigitale IgG                                        [***]*
      RM205        RAST-Trichophyton rubrum IgE                                                         [***]*
     RM205G        RAST-Trichophyton rubrum IgG                                                         [***]*
      RM203        RAST-Trichosporon pullulans IgE                                                      [***]*
     RM203G        RAST-Trichosporon pullulans IgG                                                      [***]*
       K86         RAST-Trimetallic anhydride IgE                                                       [***]*
      F204         RAST-Trout IgE                                                                       [***]*
      F204G        RAST-Trout IgG                                                                       [***]*
       F40         RAST-Tuna IgE                                                                        [***]*
      F40G         RAST-Tuna IgG                                                                        [***]*
       E89         RAST-Turkey feathers IgE                                                             [***]*
      E89G         RAST-Turkey feathers IgG                                                             [***]*
      F284         RAST-Turkey meat IgE                                                                 [***]*
      F284G        RAST-Turkey meat IgG                                                                 [***]*
       D72         RAST-Tyrophagus putrescentiae IgE                                                    [***]*
      D72G         RAST-Tyrophagus putrescentiae IgG                                                    [***]*
      RM204        RAST-Ulocladium chartarum IgE                                                        [***]*
     RM204G        RAST-Ulocladium chartarum IgG                                                        [***]*
      RM201        RAST-Ustilago nuda/tritici IgE                                                       [***]*
     RM201G        RAST-Ustilago nuda/tritici IgG                                                       [***]*
      RF234        RAST-Vanilla IgE                                                                     [***]*
     RF234G        RAST-Vanilla IgG                                                                     [***]*
       G13         RAST-Velvet IgE                                                                      [***]*
      G13G         RAST-Velvet IgG                                                                      [***]*
       W21         RAST-Wall Pellitory (P. judaica) IgE                                                 [***]*
      W21G         RAST-Wall Pellitory (P. judaica) IgG                                                 [***]*
       W19         RAST-Wall Pellitory (P. officinalis) IgE                                             [***]*
      W19G         RAST-Wall Pellitory (P. officinalis) IgG                                             [***]*
      F256         RAST-Walnut IgE                                                                      [***]*
       T10         RAST-Walnut IgE (tree pollen)                                                        [***]*
      F256G        RAST-Walnut IgG                                                                      [***]*
      T10G         RAST-Walnut IgG (tree pollen)                                                        [***]*
      RW209        RAST-Weed Mix: RW209                                                                 [***]*
       WX1         RAST-Weed Mix: WX1                                                                   [***]*
       WX2         RAST-Weed Mix: WX2                                                                   [***]*
       WX3         RAST-Weed Mix: WX3                                                                   [***]*
       WX5         RAST-Weed Mix: WX5                                                                   [***]*
       WX6         RAST-Weed Mix: WX6                                                                   [***]*
       WX7         RAST-Weed Mix: WX7                                                                   [***]*
       W2          RAST-Western ragweed IgE                                                             [***]*
       W2G         RAST-Western ragweed IgG                                                             [***]*
       F4          RAST-Wheat IgE                                                                       [***]*
       F4G         RAST-Wheat IgG                                                                       [***]*
      RF236        RAST-Whey, liquid product after milk forms curds IgE                                 [***]*
     RF236G        RAST-Whey, liquid product after milk forms curds IgG                                 [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
       T15         RAST-White ash IgE                                                                   [***]*
      T15G         RAST-White ash IgG                                                                   [***]*
       F15         RAST-White bean IgE                                                                  [***]*
      F15G         RAST-White bean IgG                                                                  [***]*
       T16         RAST-White pine IgE                                                                  [***]*
      T16G         RAST-White pine IgG                                                                  [***]*
       I2          RAST-White-face hornet venom IgE                                                     [***]*
       G70         RAST-Wild rye IgE                                                                    [***]*
      G70G         RAST-Wild rye IgG                                                                    [***]*
       T12         RAST-Willow IgE                                                                      [***]*
      T12G         RAST-Willow IgG                                                                      [***]*
       W5          RAST-Worm wood IgE                                                                   [***]*
       W5G         RAST-Worm wood IgG                                                                   [***]*
       F45         RAST-Yeast (Baker's/Brewer's) IgE                                                    [***]*
      F45G         RAST-Yeast (Baker's/Brewer's) IgG                                                    [***]*
       I5          RAST-Yellow hornet venom IgE                                                         [***]*
       I3          RAST-Yellow jacket venom IgE                                                         [***]*
       I3G         RAST-Yellow jacket venom IgG                                                         [***]*
      1070         Reactive Arthritis Evaluation                                                        [***]*
      2028         Recurrent Spontaneous Abortion: Autoimmune Evaluation                                [***]*
      2025         Recurrent Spontaneous Abortion: Endocrine Evaluation                                 [***]*
      2027         Recurrent Spontaneous Abortion:Infectious Disease Evaluation                         [***]*
      3214         Renin Activity Plasma                                                                [***]*
      2641         Reovirus Abs                                                                         [***]*
      2641C        Reovirus Antibodies CSF [CF]                                                         [***]*
      2701         Respiratory Infection Abs, Adult                                                     [***]*
      2701C        Respiratory Infection Abs, Adult CSF                                                 [***]*
      2711         Respiratory Infection Abs, Child/Infant                                              [***]*
      2711C        Respiratory Infection Abs, Child/Infant CSF                                          [***]*
      2425         Respiratory Infection Evaluation, Viral                                              [***]*
      8691C        Respiratory Synctyial Virus IgG & IgM Abs CSF                                        [***]*
      2646C        Respiratory Syncytial Virus Abs CSF                                                  [***]*
      5697         Respiratory Syncytial Virus Ag Detection [EIA]                                       [***]*
      2704         Respiratory Syncytial Virus Detection [DFA]                                          [***]*
      8691         Respiratory Syncytial Virus IgG & IgM Abs                                            [***]*
      2646         Respiratory Syncytial Virus Total Abs                                                [***]*
      1162         Reticulin IgA Autoabs                                                                [***]*
      1105         Reticulin Total Autoabs                                                              [***]*
      3236         Reverse Triidothyronine (RT3)                                                        [***]*
      1004         Rheumatic Evaluation                                                                 [***]*
      5052         Rheumatoid Arthritis Monitor #2                                                      [***]*
      5053         Rheumatoid Arthritis Monitor #3                                                      [***]*
      5050         Rheumatoid Arthritis Prognosticator                                                  [***]*
      1015F        Rheumatoid Factor (IgM), NEPH & SCAT Titer, IHA Fluid                                [***]*
      1015         Rheumatoid Factor Autoabs Evaluation                                                 [***]*
      1012         Rheumatoid Factor IgG, IgM, & IgA Autoantibodies                                     [***]*
      1540F        Rheumatoid Factor IgM Abs [NEPH] Fluid                                               [***]*
      1113         Rheumatoid Factor IgM Autoabs [IHA]                                                  [***]*
      1540         Rheumatoid Factor IgM Autoabs [Neph]                                                 [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      1273         Ribosomal P Protein IgG Antibody Index                                               [***]*
      1271         Ribosomal P Protein IgG Autoabs                                                      [***]*
      1271C        Ribosomal P Protein IgG Autoabs CSF                                                  [***]*
     1271CS        Ribosomal P Protein IgG Autoabs Serum & CSF                                          [***]*
      7951         Rickettsia conorii IgG & IgM Abs                                                     [***]*
      7951C        Rickettsia conorii IgG & IgM Abs CSF                                                 [***]*
      7876         Rickettsia rickettsii & R. typhi IgG & IgM Abs Eval                                  [***]*
      7876C        Rickettsia rickettsii & R. typhi IgG & IgM Abs Eval CSF                              [***]*
      7871         Rickettsia rickettsii & R. typhi IgG Abs Evaluation                                  [***]*
      7881         Rickettsia rickettsii & R. typhi IgM Abs Evaluation                                  [***]*
      7896         Rickettsia rickettsii IgG & IgM Abs                                                  [***]*
      7896C        Rickettsia rickettsii IgG & IgM Abs CSF                                              [***]*
      7886         Rickettsia rickettsii IgG Abs                                                        [***]*
      7891         Rickettsia rickettsii IgM Abs                                                        [***]*
      8126         Rickettsia tsutsugamushi IgG Abs                                                     [***]*
      7911         Rickettsia typhi IgG & IgM Abs                                                       [***]*
      7901         Rickettsia typhi IgG Abs                                                             [***]*
      7906         Rickettsia typhi IgM Abs                                                             [***]*
      4919         Rifampin                                                                             [***]*
      4919P        Rifampin Peak & Trough                                                               [***]*
      1871         Ristocetin Cofactor Function                                                         [***]*
      4952         Ritonavir MonitR                                                                     [***]*
      1494         RNA Polymerases I, II and III IgG Autoabs                                            [***]*
      7856         Rotavirus Abs                                                                        [***]*
      7856C        Rotavirus Abs CSF                                                                    [***]*
      2472         Rotavirus Ag Detection                                                               [***]*
      9421         Rubella IgG & IgM Abs                                                                [***]*
      9421C        Rubella IgG & IgM Abs CSF                                                            [***]*
      9416         Rubella IgG Abs                                                                      [***]*
      9416F        Rubella IgG Abs Fluid                                                                [***]*
      7770         Rubella IgG Antibody Index                                                           [***]*
      2475         Rubella IgM Abs                                                                      [***]*
      2475C        Rubella IgM Abs CSF                                                                  [***]*
      4152         Salicylate                                                                           [***]*
      7631         Salmonella IgG, IgM & IgA Abs                                                        [***]*
      5635         Salmonella Serotyping                                                                [***]*
      4967         Saquinavir MonitR                                                                    [***]*
      1085         Sarcoidosis Evaluation                                                               [***]*
      8386         Schistosoma Abs Evaluation                                                           [***]*
      8326         Schistosoma IgG Abs                                                                  [***]*
      8351         Schistosoma IgG and IgM Abs                                                          [***]*
      8336         Schistosoma IgG, IgM & IgE Abs                                                       [***]*
      1235         Scl-70 IgG Autoabs                                                                   [***]*
      4875         Selenium                                                                             [***]*
      4875U        Selenium 24hr Urine                                                                  [***]*
     4875UR        Selenium Random Urine                                                                [***]*
      4875R        Selenium RBC                                                                         [***]*
      4875W        Selenium Whole Blood                                                                 [***]*
      4031         Sensory Neuropathy Evaluation                                                        [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      4030         Sensory Neuropathy EvaluatR                                                          [***]*
      4195         Sertraline [Zoloft]                                                                  [***]*
      3218         Sex Hormone Binding Globulin                                                         [***]*
      2034         Sexually Transmitted Disease Agents                                                  [***]*
      8576         Shigella Abs                                                                         [***]*
      8576C        Shigella Abs CSF                                                                     [***]*
      8581         Shigella IgG Abs                                                                     [***]*
      5636         Shigella Serotyping                                                                  [***]*
      4986         Sickle Cell Screen                                                                   [***]*
      1114         Skin Total Autoabs, Inter-epithelial & Dermal-epidermal                              [***]*
      1220         Sm (Smith) IgG Autoabs                                                               [***]*
      3254         Small-cell Carcinoma Monitor, Lung                                                   [***]*
      1106         Smooth Muscle Total Autoabs                                                          [***]*
     5306UR        Sodium Urine ISE Random                                                              [***]*
      1520         Soluble Transferrin Receptor (TfR)                                                   [***]*
      3222         Somatostatin                                                                         [***]*
      5225         Sperm IgG Autoabs                                                                    [***]*
      9151         Sporothrix Abs                                                                       [***]*
      8286         Sporothrix IgG, IgM & IgA Abs                                                        [***]*
      8286C        Sporothrix IgG, IgM & IgA Abs CSF                                                    [***]*
      1227         SRP Autoantibodies                                                                   [***]*
      1007         SS-A & SS-B IgG Autoabs                                                              [***]*
      1204         SS-A IgG Autoabs                                                                     [***]*
      1205         SS-B IgG Autoabs                                                                     [***]*
      8186         St. Louis Encephalitis IgM Abs                                                       [***]*
      8186C        St. Louis Encephalitis IgM Abs CSF                                                   [***]*
      7810         St. Louis Encephalitis IgM Antibody Index                                            [***]*
      8921         St. Louis Encephalitis Total Abs                                                     [***]*
      8921C        St. Louis Encephalitis Total Abs CSF                                                 [***]*
      2934         Staph Resist MultipleXR                                                              [***]*
      4953         Stavudine (d4T) MonitR                                                               [***]*
      4155         Stone Analysis, Kidney                                                               [***]*
      4160         Stone-A-Lyzer                                                                        [***]*
      9641         Streptococcus Group B Ag                                                             [***]*
      9641C        Streptococcus Group B Ag CSF                                                         [***]*
      9641U        Streptococcus Group B Ag Urine                                                       [***]*
      9636         Streptococcus pneumoniae Ag                                                          [***]*
      9636C        Streptococcus pneumoniae Ag CSF                                                      [***]*
      9636U        Streptococcus pneumoniae Ag Urine                                                    [***]*
      2386         Streptococcus pneumoniae IgG Abs, 12 Serotypes                                       [***]*
      2386P        Streptococcus pneumoniae IgG Abs, 12 Serotypes Pre/Post                              [***]*
      2370         Streptococcus pneumoniae IgG Abs, 4 Serotypes                                        [***]*
      2370P        Streptococcus pneumoniae IgG Abs, 4 Serotypes Pre/Post                               [***]*
      1337         Streptococcus pyogenes, Group A Abs (Streptozyme)                                    [***]*
      5777         Streptococcus, Beta Group A Culture Screen                                           [***]*
      2433         Streptococcus, Beta Group B Culture Screen                                           [***]*
      1107         Striational Total Autoabs                                                            [***]*
      8566         Strongyloides IgG Abs                                                                [***]*
      8566C        Strongyloides IgG Abs CSF                                                            [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      4046         Sulfoglucuronyl Paragloboside Autoabs                                                [***]*
      3232         T Uptake                                                                             [***]*
      3225         T3 Free, Tracer Dialysis                                                             [***]*
      5948         Tacrolimus                                                                           [***]*
      4004         Tau-Transferrin                                                                      [***]*
      1533         T-Cell Helper Types 1 & 2 Evaluation                                                 [***]*
      1880         T-cell Receptor Gene Rearrangement                                                   [***]*
      2321         Teichoic Acid Abs                                                                    [***]*
      2321F        Teichoic Acid Abs Fluid                                                              [***]*
      1634         Terminal Deoxynucleotidyl Transferase Bone Marrow or Tissue                          [***]*
      1694         Terminal Deoxynucleotidyl Transferase Bone Marrow or Tissue                          [***]*
      1694W        Terminal Deoxynucleotidyl Transferase Whole Blood                                    [***]*
      1635         Terminal Deoxynucleotidyl Transferase with Immunophenotyping                         [***]*
      1180         Testes IgG Autoabs                                                                   [***]*
      3247         Testosterone, Free                                                                   [***]*
      3248         Testosterone, Free & Total                                                           [***]*
      3244         Testosterone, Total                                                                  [***]*
      1331P        Tetanus & Diphtheria Toxoid IgG Abs Pre/Post Vaccination                             [***]*
      1331         Tetanus & Diphtheria Toxoid IgG Abs Single Serum                                     [***]*
      1334P        Tetanus Toxoid IgG Abs Pre/Post Vaccination                                          [***]*
      1334         Tetanus Toxoid IgG Abs Single Serum                                                  [***]*
      4156         Theophylline                                                                         [***]*
      4212         Thrombin Anti-Thrombin [TAT] Complex                                                 [***]*
      4210         Thrombin Time (TT)                                                                   [***]*
      5978         Thrombotic Markers Evaluation                                                        [***]*
      5990         Thrombotic Risk AssessR                                                              [***]*
      5972         Thrombotic Risk Evaluation 1                                                         [***]*
      5971         Thrombotic Risk Evaluation 2                                                         [***]*
      5973         Thrombotic Risk Evaluation 3                                                         [***]*
      3298         Thrombotic Risk Evaluation 4                                                         [***]*
      3251         Thyroglobulin                                                                        [***]*
      1110         Thyroglobulin Autoabs                                                                [***]*
      3255         Thyroglobulin Serum                                                                  [***]*
      1016         Thyroid Autoabs                                                                      [***]*
      3060         Thyroid Autoabs Evaluation                                                           [***]*
      3072         Thyroid Panel, Hyperthyroidism                                                       [***]*
      3074         Thyroid Panel, Hypothyroidism                                                        [***]*
      3062         Thyroid Peroxidase Autoabs                                                           [***]*
      3076         Thyroid Screen                                                                       [***]*
      3250         Thyroid Stimulating Hormone, 3rd Generation                                          [***]*
      1091         Thyroid Stimulating Immunoglobulins                                                  [***]*
      1092         Thyroid Stimulating Immunoglobulins w/o TSH                                          [***]*
      1090         Thyrotropin Binding Inhibitory Immunoglobulins                                       [***]*
      1093         Thyrotropin Binding Inhibitory Immunoglobulins w/o TSH                               [***]*
      3226         Thyroxine (T4)                                                                       [***]*
      3954         Thyroxine (T4) Free, Direct Dialysis                                                 [***]*
      3238         Thyroxine Binding Globulin                                                           [***]*
      3228         Thyroxine, Free                                                                      [***]*
      3288         Tissue Plasminogen Activator Ag                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      3296         Tissue Plasminogen Activator Inhibitor                                               [***]*
      1002         Tissue Total Autoabs Screen [TAbS]                                                   [***]*
      4902         Tobramycin                                                                           [***]*
      4902P        Tobramycin Peak & Trough                                                             [***]*
      4925         Topiramate                                                                           [***]*
      4925P        Topiramate Peak & Trough                                                             [***]*
      9901         TORCH IgG & IgM Abs Evaluation                                                       [***]*
      9911         TORCH IgG Abs Evaluation                                                             [***]*
      9911C        TORCH IgG Abs Evaluation CSF                                                         [***]*
      2231         TORCH IgM Abs Evaluation                                                             [***]*
      2231C        TORCH IgM Abs Evaluation CSF                                                         [***]*
      4162         Toxic Element Analysis Whole Blood                                                   [***]*
      2436         Toxic Shock Syndrome Abs                                                             [***]*
      2437         Toxic Shock Syndrome Evaluation                                                      [***]*
      9766         Toxocara IgG Abs                                                                     [***]*
      9761F        Toxocara IgG, IgM & IgA Abs Fluid                                                    [***]*
      9761         Toxocara IgG, IgM, & IgA Abs                                                         [***]*
      2261         Toxoplasma Antibody Evaluation                                                       [***]*
      2261C        Toxoplasma Antibody Evaluation CSF                                                   [***]*
      2261F        Toxoplasma Antibody Evaluation Fluid                                                 [***]*
      7521         Toxoplasma DNA DetectR                                                               [***]*
      8972         Toxoplasma Encephalitis AccuDx                                                       [***]*
      7666         Toxoplasma IgA Abs                                                                   [***]*
      9426         Toxoplasma IgG Abs                                                                   [***]*
      9426C        Toxoplasma IgG Abs CSF                                                               [***]*
      9426F        Toxoplasma IgG Abs Fluid                                                             [***]*
      8970         Toxoplasma IgG Antibody Index                                                        [***]*
      7661         Toxoplasma IgM Abs [ISAGA]                                                           [***]*
      7661C        Toxoplasma IgM Abs [ISAGA] CSF                                                       [***]*
      7661F        Toxoplasma IgM Abs [ISAGA] Fluid                                                     [***]*
      7675         Toxoplasma IgM Abs [MAC EIA]                                                         [***]*
      7675C        Toxoplasma IgM Abs [MAC EIA] CSF                                                     [***]*
      7675F        Toxoplasma IgM Abs [MAC EIA] Fluid                                                   [***]*
      1519         Transferrin                                                                          [***]*
      4002         Transferrin Genetic D Variants                                                       [***]*
      1029         Transglutaminase IgA Autoabs [EIA]                                                   [***]*
      1027         Transglutaminase IgG Autoabs [EIA]                                                   [***]*
      1030         Transglutaminase IgG, IgM & IgA Autoabs Evaluation [EIA]                             [***]*
      1028         Transglutaminase IgM Autoabs [EIA]                                                   [***]*
      4960         Trazodone                                                                            [***]*
      9022         Treponema pallidum Abs, TP-PA                                                        [***]*
      7565         Treponema pallidum IgG & IgM Abs                                                     [***]*
      7565F        Treponema pallidum IgG & IgM Abs Fluid                                               [***]*
      7561         Treponema pallidum IgG Abs                                                           [***]*
      7561C        Treponema pallidum IgG Abs CSF                                                       [***]*
      7560C        Treponema pallidum IgG Antibodies, FTA-ABS Quant CSF                                 [***]*
      7560         Treponema pallidum IgG Antibodies, FTA-ABS Quantitative                              [***]*
      7555         Treponema pallidum IgG Antibody Index                                                [***]*
      7566         Treponema pallidum IgM Abs                                                           [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      7566C        Treponema pallidum IgM Abs CSF                                                       [***]*
      2102         Treponema pallidum IgM Abs, FTA-ABS                                                  [***]*
      2102C        Treponema pallidum IgM Abs, FTA-ABS CSF                                              [***]*
      2104C        Treponema pallidum Total Abs, FTA-ABS                                                [***]*
      2104         Treponema pallidum Total Abs, FTA-ABS                                                [***]*
      9386         Trichinella IgG Abs                                                                  [***]*
      9386C        Trichinella IgG Abs CSF                                                              [***]*
      9745         Trichinella IgG Antibody Index                                                       [***]*
      9741         Trichinella IgG, IgM & IgA Abs                                                       [***]*
      9741C        Trichinella IgG, IgM & IgA Abs CSF                                                   [***]*
      4158         Tricyclics Screen                                                                    [***]*
      3346         Triglycerides                                                                        [***]*
      3224         Triiodothyronine (T3)                                                                [***]*
      3234         Triiodothyronine, Free                                                               [***]*
      7573         Tropheryma whippelii DNA DetectR                                                     [***]*
      3390         Troponin (I & T) DetectR                                                             [***]*
      3393         Troponin I                                                                           [***]*
      3392         Troponin T                                                                           [***]*
      9316         Trypanosoma cruzi IgG Abs                                                            [***]*
      3460         Tryptase                                                                             [***]*
      3294C        Tumor Necrosis Factor-alpha CSF                                                      [***]*
      3294         Tumor Necrosis Factor-alpha Plasma                                                   [***]*
      1215         U1 RNP/snRNP IgG Autoabs                                                             [***]*
      1228         U2 SnRNP Autoantibodies                                                              [***]*
      1662         Undifferentiated Tumor Panel                                                         [***]*
      5319         Urea Nitrogen                                                                        [***]*
      2408         Ureaplasma urealyticum / Mycoplasma hominis Culture                                  [***]*
      1310         Uric Acid                                                                            [***]*
     4333UR        Uric Acid Random Urine                                                               [***]*
      4333U        Uric Acid, 24hr Urine                                                                [***]*
      7439         Ur-Sure Chlamydia trachomatis/Neisseria gonorrhoeae by LCR                           [***]*
      3017         Uterine Cancer Monitor                                                               [***]*
     3017SR        Uterine Cancer Monitor w/Serial Graphics                                             [***]*
      3360         Valproic Acid                                                                        [***]*
      3361         Valproic Acid Free                                                                   [***]*
      4903         Vancomycin                                                                           [***]*
      4903P        Vancomycin Peak & Trough                                                             [***]*
      3319         Vanillylmandelic Acid - Pediatric                                                    [***]*
      3318U        Vanillylmandelic Acid, 24hr Urine                                                    [***]*
     3318UR        Vanillylmandelic Acid, Urine Random                                                  [***]*
      2199         Varicella-zoster Virus Ag Detection                                                  [***]*
      7585         Varicella-zoster Virus DNA DetectR                                                   [***]*
      8761         Varicella-zoster Virus IgG Abs                                                       [***]*
      8761C        Varicella-zoster Virus IgG Abs CSF                                                   [***]*
      7980         Varicella-zoster Virus IgG Antibody Index                                            [***]*
      8766         Varicella-zoster Virus IgM Abs                                                       [***]*
      8766C        Varicella-zoster Virus IgM Abs CSF                                                   [***]*
      8756         Varicella-zoster Virus SeroDx, IgG & IgM Abs                                         [***]*
      8756C        Varicella-zoster Virus SeroDx, IgG & IgM Abs CSF                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      3252         Vasoactive Intestinal Peptide                                                        [***]*
      2366         VDRL                                                                                 [***]*
      2366C        VDRL CSF                                                                             [***]*
      5975         Venous Thromboembolism (VTE) AssessR                                                 [***]*
      2410         Viral Culture                                                                        [***]*
      2442         Viral Diarrhea Ag Detection                                                          [***]*
      9530         Viral Encephalitis Panel [MultiplexR]                                                [***]*
      5680         Viral Susceptibility: Acyclovir                                                      [***]*
      5681         Viral Susceptibility: Foscarnet                                                      [***]*
      5682         Viral Susceptibility: Ganciclovir                                                    [***]*
      5683         Viral Susceptibility: Penciclovir                                                    [***]*
      1240P        Viscosity Plasma                                                                     [***]*
      1240         Viscosity Serum                                                                      [***]*
      3502         Vitamin A                                                                            [***]*
      3515         Vitamin B1                                                                           [***]*
      3519         Vitamin B1 & Transketolase                                                           [***]*
      3515F        Vitamin B1 Fluid                                                                     [***]*
      3518         Vitamin B1 Functional Assessment                                                     [***]*
      3515W        Vitamin B1 Whole Blood                                                               [***]*
      3504         Vitamin B12                                                                          [***]*
      3020         Vitamin B12 & Folate                                                                 [***]*
      3500         Vitamin B2 Functional Assessment                                                     [***]*
      3508         Vitamin C                                                                            [***]*
      3520         Vitamin D, 1,25-dihydroxy                                                            [***]*
      3521         Vitamin D, 25-hydroxy                                                                [***]*
      3530         Vitamin E                                                                            [***]*
      4834         Voltage-Gated Calcium Channel IgG Autoabs                                            [***]*
      5981         von Willebrand Evaluation                                                            [***]*
      5984         von Willebrand Evaluation without Multimers                                          [***]*
      1907         von Willebrand Factor Ag                                                             [***]*
      1905         von Willebrand Factor Multimers Evaluation                                           [***]*
      1906         von Willebrand Multimers                                                             [***]*
      5961         von Willebrand Profile                                                               [***]*
      5960         von Willebrand Profile with reflex to Multimers                                      [***]*
      9121         Weil-Felix Test                                                                      [***]*
      8191         Western Equine Encephalitis IgM Abs                                                  [***]*
      8191C        Western Equine Encephalitis IgM Abs CSF                                              [***]*
      7830         Western Equine Encephalitis IgM Antibody Index                                       [***]*
      8931         Western Equine Encephalitis Total Abs                                                [***]*
      8931C        Western Equine Encephalitis Total Abs CSF                                            [***]*
      9076         WIDAL Evaluation, Salmonella spp. Abs                                                [***]*
      5702         Yersinia Culture                                                                     [***]*
      8676         Yersinia enterocolitica Abs Serotype 0:3                                             [***]*
      8676C        Yersinia enterocolitica Abs Serotype 0:3 CSF                                         [***]*
      8681         Yersinia enterocolitica Abs Serotype 0:8                                             [***]*
      8681C        Yersinia enterocolitica Abs Serotype 0:8 CSF                                         [***]*
      8686         Yersinia enterocolitica Abs Serotype 0:9                                             [***]*
      8686C        Yersinia enterocolitica Abs Serotype 0:9 CSF                                         [***]*
      8696         Yersinia enterocolitica Abs Serotypes 0:3, 0:8, 0:9                                  [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


   TEST CODES                                        TEST DESCRIPTION                                PRICE
--------------------------------------------------------------------------------------------------------------
      8696C        Yersinia enterocolitica Abs Serotypes 0:3, 0:8, 0:9 CSF                              [***]*
      8721         Yersinia enterocolitica IgA Abs                                                      [***]*
      8721C        Yersinia enterocolitica IgA Abs CSF                                                  [***]*
      2491         Yersinia enterocolitica IgG Abs                                                      [***]*
      2491C        Yersinia enterocolitica IgG Abs CSF                                                  [***]*
      9751         Yersinia enterocolitica IgG, IgM & IgA Abs                                           [***]*
      9751C        Yersinia enterocolitica IgG, IgM & IgA Abs CSF                                       [***]*
      2496         Yersinia enterocolitica IgM Abs                                                      [***]*
      2496C        Yersinia enterocolitica IgM Abs CSF                                                  [***]*
      8711         Yersinia pseudotuberculosis Total Abs                                                [***]*
      8711C        Yersinia pseudotuberculosis Total Abs CSF                                            [***]*
      4958         Zalcitabine (ddC) MonitR                                                             [***]*
      4959         Zidovudine (AZT) MonitR                                                              [***]*
      4877U        Zinc 24hr Urine                                                                      [***]*
     4877PL        Zinc Plasma                                                                          [***]*
      3275         Zinc Protoporphyrin                                                                  [***]*
      3275I        Zinc Protoporphyrin, Industrial                                                      [***]*
      4877R        Zinc RBC                                                                             [***]*
      4877         Zinc Serum                                                                           [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.